                                                              File Nos. 33-20318
                                                                        811-5485

As filed with the Securities and Exchange Commission on April 29, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 40            /X/

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 43                   /X/


                                   ATLAS FUNDS
               (Exact Name of Registrant as Specified in Charter)


                                794 Davis Street
                          San Leandro, California 94577
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code:   (510) 297-7444


                                Matthew L. Sadler
                                   Atlas Funds
                                794 Davis Street
                          San Leandro, California 94577
                     (Name and Address of Agent for Service)


                                 With copies to:

Michael Glazer, Esq.                          Joseph M. O'Donnell, Esq.
Paul, Hastings, Janofsky & Walker LLP         Atlas Funds
515 South Flower Street                       794 Davis Street
Los Angeles, California  90071                San Leandro, California 94577-6900

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/X/ on April 30, 2004 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on_________________________ pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on _________________________ pursuant to paragraph(a)(2)

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 and the Rule 24f-2 Notice for the Registrant's fiscal year was filed on January 27, 2004.

                               www.atlasfunds.com

                             ATLAS FUNDS PROSPECTUS

                                 April 30, 2004


                                 [ATLAS(R) LOGO]

                           NOT PART OF THE PROSPECTUS

                    SAFEGUARDING THE PRIVACY OF OUR CUSTOMERS

We greatly appreciate the responsibilities that accompany the privilege of providing you with financial services. One of our foremost obligations is protecting your privacy.

The following information outlines the measures we take to keep your personal records secure. We trust you will find it enlightening and reassuring.

When you ask any member of our family of companies to provide you with financial services, you entrust us with the protection of your personal information. We consider the trust you place in us our most important responsibility and are taking this opportunity to explain our privacy policy.

   Important ways we protect your information

- We do not share personal information about you with any third parties, except as necessary to process and maintain your records.

- We limit access to the personal information of our customers, shareholders, employees, and applicants for employment to only those employees and agents who require this data in order to process and maintain your records. All our people work under strict standards and procedures to protect the confidentiality of your personal information.

- We maintain physical, electronic, and procedural safeguards in complete accordance with federal standards to further protect your personal information.

  How we receive information about you

We may receive information about you in several ways. If you open an account or submit a loan or other type of application, we must collect certain information about you in order to process your request and meet legal and regulatory requirements. This information will come from you, from people and establishments you identify in the application process (for example, references you provide), and from established credit bureaus or similar information agencies. We also collect data from your transactions with us and others, as well as from our experience with you as a customer.

You may also provide us with information voluntarily for example, if you write, telephone, e-mail, or visit our website. Any information obtained about you through the Internet or e-mail is protected with the same care and safeguards as the information obtained in other ways.

  How we use the information we have about you

World Savings Bank, World Mortgage Company, World Savings
Insurance Agency, Atlas Securities, Inc. and Atlas Assets,
Inc. are affiliated with one another.

As permitted by law, our affiliated companies share information about how to contact you and about our transactions and experiences with you. We do this for administrative purposes, as well as for marketing and product development, allowing us to provide you with special offers we believe would be of interest.

We do not provide information specifically about you and your account or other data which identifies you personally to people or companies that are not affiliated with us, except

-    To accommodate your request or authorization

- To facilitate the completion of a transaction which you initiate or authorize

-    To follow federal requirements for working with established credit bureaus

- To support data processing, document handling, and other service companies under contract with us to help us process and maintain your records

-    To comply with a federal or state law

  Rest assured

Protecting your privacy is a top priority for us. Our physical, electronic, and procedural safeguards are designed to keep your records confidential and protect your peace of mind. As one of our valued customers you can rest assured that your personal information is both safe and secure.

  DOING BUSINESS WITH ATLAS

The Company's transfer agent is required by the USA PATRIOT Act to obtain certain personal information from you or a person acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or believes it has identified potentially criminal activity, the Company and Distributor reserve the right to close your account or take such other action they deem reasonable or required by law.

                             ATLAS FUNDS PROSPECTUS


                                 APRIL 30, 2004


                                TABLE OF CONTENTS


                                                                PAGE
RISK/RETURN SUMMARY AND FUND EXPENSES
STOCK FUNDS
   Balanced Fund                                                 2
   Emerging Growth Fund                                          3
   Fund of Funds                                                 4
   Global Growth Fund                                            6
   Growth Opportunities Fund                                     7
   S&P 500 Index Fund                                            8
   Strategic Growth Fund                                         9
   Value Fund                                                   10

BOND FUNDS
   American Enterprise Bond Fund                                11
   California Municipal Bond Fund                               12
   National Municipal Bond Fund                                 13
   Strategic Income Fund                                        14
   U.S. Government and Mortgage Securities Fund                 15

MONEY FUNDS
   California Municipal Money Fund                              16
   Money Market Fund                                            17
   U.S. Treasury Money Fund                                     18

MORE ABOUT STRATEGIES AND RISKS                                 19

FUND MANAGEMENT                                                 21

ACCOUNT INFORMATION
   Doing Business with Atlas                                    23
   Buying Shares                                                24
   Selling Shares                                               25
   Other Account Information                                    27

FINANCIAL HIGHLIGHTS                                            30

APPENDIX
   Description of Ratings                                       38

HOW TO OBTAIN MORE INFORMATION ABOUT ATLAS FUNDS         Inside Back Cover


Atlas Funds, like all mutual funds, are registered with the Securities and Exchange Commission (SEC). However, the SEC does not guarantee that the information in this prospectus is accurate or complete, nor has it endorsed the funds. It is against the law for anyone to state otherwise.

[SIDENOTE]
                               WE WANT YOU TO KNOW
Atlas Funds are not FDIC insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.

BALANCED FUND

  Investment objective


The fund seeks long-term growth and current income. Capital preservation is an additional goal. The investment objectives of this fund are fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy

The fund invests primarily in a diversified portfolio of stocks and U.S. Government and investment grade corporate bonds. It seeks income that is greater than the average yield of the stocks in the Standard & Poor's 500 Index (S&P
500).


For the equity portion of the portfolio, the fund invests in companies which, at the time of purchase, have a total stock market value (market capitalization) of more than $1 billion. The fund looks for "growth at a reasonable price" and invests in a well-diversified mix representing a variety of economic sectors. Fund managers look for stocks they believe are fairly valued in relation to the overall market and have above-average growth potential. The fund does not invest in companies that manufacture tobacco products.

Fund managers adjust the mix of stocks, bonds, and cash to take advantage of "up markets" and conserve capital in "down markets," while maintaining a stream of income. At least 25% of the assets will be invested in stocks and 25% in bonds at all times.


  Risks


Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries, and individual companies. Because the fund also invests in bonds, the value of your shares may fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Bond investments in the portfolio will behave largely the same way. Bonds held by the fund could default or have their credit ratings lowered, potentially reducing the fund's share price and income.

The fund also invests in U.S. Government Securities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.


Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in stocks.

The fund's income varies, as does the dividend paid to investors.


  EXPENSES

    These are the fees and expenses you may pay as a fund investor.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.70%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.38%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         1.33%



  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.



      1 YEAR     3 YEARS     5 YEARS     10 YEARS
      $  135      $ 421       $  729     $ 1,601



  PAST PERFORMANCE

  The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


1994      -1.9
1995      26.8
1996      15.8
1997      22.7
1998       8.6
1999      -5.2
2000      -8.7
2001      -1.7
2002     -19.1
2003      14.7


BEST QUARTER:   Q4 '01   10.07%
WORST QUARTER:  Q3 '01  -11.99%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                                   1 YEAR    5 YEARS    10 YEARS
RETURN BEFORE TAXES                14.71%     -4.61%       4.25%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS                   14.56%     -5.37%       2.83%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                 9.68%     -4.24%       2.87%

LEHMAN BROTHERS
AGGREGATE BOND INDEX(2)             4.10%      6.62%       6.94%

S&P 500 INDEX(2)                   28.67%     -0.57%      11.05%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

EMERGING GROWTH FUND

  Investment objective


The fund seeks long-term growth exclusively, with no intent to provide current income. The investment objective of this fund is fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy

The fund invests primarily in the stocks of small, growth-oriented U.S. companies with a total stock market value (market capitalization) of less than $2.5 billion. It focuses on "emerging growth" companies that are considered to be beyond their start-up periods, but are not yet established or mature.


While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.


The fund looks for companies with superior, sustainable revenue and earnings growth. It emphasizes companies that generate growth internally, rather than by acquisition. Fund managers seek businesses with favorable prospects for increasing demand and leadership potential in their market sectors. Often these firms are developing new products or entering new markets.

The fund invests in companies that generally retain their earnings for research, development and investment in capital assets, rather than paying out dividends.

  Risks


Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries, and individual companies.


Since the fund's price will vary, you could lose money on your investment. Smaller companies usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, the fund's share price may fluctuate more than funds that invest in larger companies.


  EXPENSES

    These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 1.74% through December 31, 2004.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.80%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.84%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         1.89%
    Expense reduction                                     0.15%
                                                          ----
  NET OPERATING EXPENSES*                                 1.74%



  * RESTATED TO REFLECT FEE WAIVER AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2004. FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH DECEMBER 31, 2003, ATLAS ADVISERS AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S NET OPERATING EXPENSES AT OR BELOW 1.71%.

  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.



        1 YEAR    3 YEARS    5 YEARS    10 YEARS
        $  177     $  579    $ 1,007    $  2,199



  PAST PERFORMANCE

  The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


1998      5.8
1999     42.7
2000    -22.8
2001     -2.9
2002    -36.6
2003     49.9


BEST QUARTER:    Q4 '99    52.43%
WORST QUARTER:   Q3 '01   -28.70%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                                                   SINCE
                                                 INCEPTION
                           1 YEAR    5 YEARS     (4/30/97)
RETURN BEFORE TAXES        49.89%      0.35%         5.16%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS           49.89%      0.17%         5.02%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES        32.43%      0.29%         4.47%

RUSSELL 2000
TOTAL RETURN INDEX(2)      47.27%      7.13%         9.03%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

FUND OF FUNDS

  Investment objective


The Atlas Fund of Funds seeks long-term growth of capital and moderate current income. The investment objectives of this fund are fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy

The fund is designed to provide broad diversification among equity, fixed income, and money market securities. It invests in specific Atlas Funds which are included in this prospectus among the three primary assets classes as follows:

  INVESTMENT RANGE FOR THE PORTFOLIO

    Stock or Equity Funds         40-80%
    Bond or Fixed Income Funds    10-40%
    Cash and Money Market Funds    0-20%

The fund will target a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. The allocation may be adjusted according to Atlas Advisers' outlook for the economy, financial markets, and the market values of the underlying Atlas Funds. Under normal market conditions, 40 to 80% of assets will be invested in stocks, 10 to 40% in bonds, and 0 to 20% in cash and money market securities.


Investments in the underlying Atlas Funds do not necessarily correspond entirely with investment in a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 50% allocation of assets to the stock funds would probably result in less than a 50% exposure to the stock market.


  Risks


The investment objective, strategy and risks for each of the underlying Atlas Funds are also described in this prospectus. Please read this information carefully before investing in the fund. The fund is suitable for investors who are seeking a reasonable level of stock market exposure, but are not comfortable with the risk of more aggressive investments. The risks associated with each of the underlying Altas Funds included in the fund flow through relative to their respective weighting. Also the fund's share price will fluctuate with changing market conditions, as will the share prices of the underlying Atlas Funds. The fund's income will vary as will the dividends paid to investors. Since the fund's price will vary, you could lose money on your investment.

  EXPENSES

    These are the fees and expenses you may pay as a fund investor.



  TRANSACTION FEES
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.25%
    Distribution (12b-1) fee                              0.00%
    Other expenses                                        0.59%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES*                        0.84%



  * THIS FUND ALSO PAYS A PORTION OF THE EXPENSES OF THE UNDERLYING ATLAS FUNDS WHICH MAKE-UP ITS PORTFOLIO. THE AMOUNT OF THESE EXPENSES CHANGES DEPENDING ON THE MAKE UP OF THE PORTFOLIO AT ANY PARTICULAR TIME. AS OF DECEMBER 31, 2003, THE AMOUNT OF THESE IMPUTED EXPENSES WAS 1.06% OF AVERAGE NET ASSETS.

  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.



      1 YEAR     3 YEARS    5 YEARS    10 YEARS
       $ 86       $ 268      $  466     $ 1,037



  PAST PERFORMANCE

  The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


2003     21.0


BEST QUARTER:    Q2 '03    10.66%
WORST QUARTER:   Q3 '02   -11.73%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                                          SINCE
                                        INCEPTION
                             1 YEAR     (5/1/02)
RETURN BEFORE TAXES          20.97%        3.62%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS             20.84%        3.38%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          13.65%        2.94%

LEHMAN BROTHERS
AGGREGATE BOND INDEX(2)       4.10%        7.30%

S&P 500 INDEX(2)             28.67%        3.79%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

The risks are generally the same as for other mutual funds:

- Market Risk: The market value of stocks will fluctuate with changing market and economic conditions and developments related to specific companies.

- Interest Rate Risk: The market value of fixed income securities can generally be expected to vary inversely with changes in interest rates.

- Credit Risk: Debt securities held by the underlying funds could default or have their credit ratings lowered, potentially reducing a fund's share price and income. The risk is greater for high-yield ("junk") bonds, whose issuers are more vulnerable to business and economic changes, such as a recession, that might impair their ability to make timely interest and principal payments.

- Prepayment Risk: For mortgage-backed securities, there is the risk that homeowners will accelerate principal payments on mortgages when interest rates are falling. Funds investing in mortgage-backed securities may be forced to reinvest prepayments in lower yielding securities. Also prepayments may result in reducing the value of mortgage securities that were originally purchased at a price above par.


- U.S. Government Security Risk: Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.


- Currency Risk: Stocks issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar. The share price of funds that hold these securities will also vary.


The fund will normally have the greatest exposure to market risk because of the expected higher allocations to those underlying Atlas Funds that invest primarily in stocks. It will have lower exposure to interest rate, credit and prepayment risk because of the smaller allocation to bonds and cash.


A portion of the assets may also be exposed to the risks of foreign investing, including currency risk. Some of the underlying funds can invest in emerging market countries, which are less stable than the U.S. and other mature economies. Investments in these countries are subject to more risk and price volatility than investments in more developed markets.

  More about diversification

The fund offers a professionally managed allocation of assets among a broad range of underlying Atlas Funds. By investing in a variety of underlying funds, the fund's performance could benefit from the diversified returns of many types of securities.

The fund invests in Atlas Funds holding domestic and foreign stocks, small-, mid- and large-cap stocks, and growth and value stocks. To a lesser extent, the fund invests in funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds (sometimes called "junk bonds") and convertible securities.

The theory of diversification is that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by other investments that are stable or rising.

Therefore, a major benefit of the fund is the potential for attractive long-term returns with reduced volatility.

On the other hand, the fund's strategy of investing in other mutual funds results in greater expenses than you would incur if you invested in the underlying funds directly.

GLOBAL GROWTH FUND

  Investment objective


The fund seeks long-term growth exclusively, with no intent to provide current income. The investment objective of this fund is fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy

The fund invests primarily in the stocks of growth-oriented companies throughout the world. These companies may be of any size, and often they are developing new products or expanding into new markets.


While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.


Fund managers usually invest a substantial portion of the assets in the United States and developed markets in western Europe, such as the United Kingdom, France, and Germany.

The fund uses a "global theme" approach to selecting investments. Currently, fund managers believe the following key trends offer the most promise for long-term growth:

-   mass affluence
-   new technologies
-   corporate restructuring
-   aging of the population

  Risks


Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries and individual companies.


Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Stocks issued abroad are usually denominated in foreign currencies which may fluctuate against the U.S. dollar, causing the value of your shares to fluctuate.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in foreign securities.


  EXPENSES

    These are the fees and expenses you may pay as a fund investor.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee*                                       2.00%
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.80%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.49%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         1.54%



* A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES OF THE ATLAS GLOBAL GROWTH FUND THAT ARE REDEEMED WITHIN 60 DAYS OF THEIR PURCHASE. THE FUND'S MANAGEMENT HAS INSTITUTED THIS FEE TO DISCOURAGE THE SHORT-TERM TRADING OF THE FUND'S SHARES. SHORT-TERM TRADING DISRUPTS THE LONG-TERM FOCUS OF THE FUND'S INVESTMENT PROGRAM, AND MAY INCREASE THE FUND'S OPERATING EXPENSES WHICH ARE, IN TURN, BORNE BY ITS LONG-TERM SHAREHOLDERS. THIS FEE WILL BE RETAINED BY THE FUND TO HELP OFFSET THE EXPENSES INCURRED DUE TO SHORT-TERM TRADING AND TO BENEFIT THE FUND'S LONG-TERM SHAREHOLDERS.

  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.



    1 YEAR    3 YEARS    5 YEARS   10 YEARS
    $  157     $  486     $  839    $ 1,834



  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


1997     24.4
1998     16.2
1999     55.9
2000      3.2
2001    -11.6
2002    -22.8
2003     40.3


BEST QUARTER:  Q4 '99   37.86%
WORST QUARTER: Q3 '02   -18.55%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                                                    SINCE
                                                  INCEPTION
                            1 YEAR     5 YEARS    (4/30/96)
RETURN BEFORE TAXES          40.31%      9.02%      12.49%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS             40.31%      7.86%      11.18%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           26.20%     7.38%      10.41%

MORGAN STANLEY
CAPITAL INTERNATIONAL
WORLD INDEX(2)               33.76%     -0.40%       5.61%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

GROWTH OPPORTUNITIES FUND (FORMERLY GROWTH AND INCOME FUND)


  Investment objective


The fund seeks long-term capital appreciation without any consideration for current income. The investment objective of this fund is fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy

The fund invests primarily in stocks of large, well-known U.S. companies. Managers select a combination of growth stocks, believed to have superior earnings potential, and value stocks that trade at attractive prices.


While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund also invests in convertible securities for some protection against fluctuating stock prices. In addition, it may purchase government and investment grade corporate bonds.


  Risks


Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries and individual companies.


The fund also invests in securities that fluctuate along with interest rates. When interest rates rise, bond prices usually decline. Convertible bond prices are likely to decline as well, but to a lesser degree. When rates fall, prices generally increase. Interest-sensitive securities in the portfolio will behave largely the same way.


Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

  EXPENSES

    These are the fees and expenses you may pay as a fund investor.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.63%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.28%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         1.16%



  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.



     1 YEAR    3 YEARS    5 YEARS    10 YEARS
     $ 118      $  368     $  638     $ 1,409



  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.*


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


1994     -1.2
1995     33.1
1996     20.2
1997     26.3
1998     25.8
1999     31.7
2000     -4.9
2001    -13.8
2002    -18.1
2003     24.9


BEST QUARTER:  Q4 '99   20.98%
WORST QUARTER: Q3 '01   -13.81%

* ON OR ABOUT NOVEMBER 12, 2003, THE FUND CHANGED ITS INVESTMENT OBJECTIVE FROM LONG-TERM GROWTH AND SOME CURRENT INCOME TO LONG-TERM CAPITAL APPRECIATION WITHOUT ANY CONSIDERATION FOR CURRENT INCOME.

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                            1 YEAR     5 YEARS    10 YEARS
RETURN BEFORE TAXES          24.87%      1.99%     10.73%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS             24.86%      1.19%      8.78%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          16.16%      1.46%      8.45%

S&P 500 INDEX(2)             28.67%     -0.57%     11.05%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

S&P 500 INDEX FUND

  Investment objective


The fund seeks long-term growth by investing in the stocks that comprise the S&P 500 Composite Stock Price Index (S&P 500). The investment objective of this fund is fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy

The fund attempts to match as closely as possible, before fees and expenses, the risk and return of the S&P 500, which emphasizes stocks of large U.S. companies. There is no attempt to "beat the market" and the fund does not seek temporary defensive positions when markets appear overvalued.

The fund invests all of its assets in a separate mutual fund (Master Portfolio), which has the same objective as the fund. The Master Portfolio holds stocks of each of the companies that comprise the S&P 500, and seeks to invest in these securities in proportions that match the relative values of each company's shares in the index. The Master Portfolio may also use stock index futures and options to manage its cash flow and remain fully invested.

  Risks

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.


Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

  EXPENSES

    These are the fees and expenses you may pay as a fund investor. Total annual operating expenses include the fund's and the Master Portfolio's expenses. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.50% through December 31, 2004.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.30%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.54%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         1.09%
    Expense reduction                                     0.59%
                                                          ----
  NET OPERATING EXPENSES                                  0.50%



  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.




      1 YEAR     3 YEARS     5 YEARS    10 YEARS
      $  51       $  288      $ 544      $ 1,276



  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


2001    -12.4
2002    -22.4
2003     27.7


BEST QUARTER:  Q2 '03   15.28%
WORST QUARTER: Q3 '02   -17.38%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                                         SINCE
                                       INCEPTION
                             1 YEAR    (8/16/00)
RETURN BEFORE TAXES          27.74%      -7.22%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS             27.61%      -7.45%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          18.21%      -6.18%

S&P 500 INDEX(2)             28.67%      -6.77%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

STRATEGIC GROWTH FUND

  Investment objective


The fund seeks long-term growth exclusively, with no intent to provide current income. The investment objective of this fund is fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy

The fund invests primarily in stocks of medium to large, growth-oriented U.S. companies. The fund's managers seek companies they believe have above-average appreciation potential.


While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.


The fund's stock selection strategy focuses on businesses that appear to have a combination of superior revenue and earnings prospects. Fund managers look for companies with favorable earnings momentum believed to be sustainable over time. They conduct a rigorous analysis and select only those businesses that exhibit strong fundamentals.

The fund is moderately aggressive and does not normally use income-oriented investments for protection against market volatility.

  Risks


Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries and individual companies.


Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.


  EXPENSES

    These are the fees and expenses you may pay as a fund investor.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.70%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.45%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         1.40%



  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.



     1 YEAR      3 YEARS    5 YEARS    10 YEARS
     $ 143        $ 443      $ 766     $  1,680



  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


1994     -0.3
1995     29.1
1996     23.7
1997     26.9
1998     11.2
1999     40.1
2000     -9.7
2001    -28.6
2002    -27.2
2003     22.5


BEST QUARTER:  Q4 '99   26.18%
WORST QUARTER: Q4 '00   -25.50%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                            1 YEAR       5 YEARS    10 YEARS
RETURN BEFORE TAXES          22.46%      -4.22%       6.13%

RETURN AFTER TAXES
ON DISTRIBUTIONS(1)          22.46%      -4.96%       4.79%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          14.60%      -3.58%       4.86%

S&P 500 INDEX(2)             28.67%      -0.57%      11.05%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT IN THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

VALUE FUND

  Investment objective


The fund seeks long-term growth and some income. The investment objective of this fund is fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy

The fund invests primarily in value stocks issued by large U.S. companies with market capitalizations similar to companies in the S&P 500 Index.

The fund manager uses fundamental research, computer models and proprietary valuation methods to select investments and manage the fund. It considers stocks undervalued when their intrinsic worth, based on measures such as the price-to-earnings ratio, dividend income, and earnings power, is not reflected in their market price.

The fund manager may sell stocks when they no longer appear to be undervalued or exhibit deteriorating fundamentals. The fund does not invest in companies that manufacture tobacco products.

  Risks

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities. Value stocks may fluctuate less than growth stocks that trade at premium prices.

The fund's income varies, as does the dividend paid to investors.


  EXPENSES

    These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 1.40% through December 31, 2004.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.80%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.79%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         1.84%
    Expense reduction                                     0.44%
                                                          ----
  NET OPERATING EXPENSES*                                 1.40%



  * RESTATED TO REFLECT FEE WAIVER AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2004. FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH DECEMBER 31, 2003, ATLAS ADVISERS AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S NET OPERATING EXPENSES AT OR BELOW 1.39%.

  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.



     1 YEAR     3 YEARS    5 YEARS   10 YEARS
     $  143      $ 536      $ 955     $ 2,123



  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


2003    21.3


BEST QUARTER:  Q2 '03   13.39%
WORST QUARTER: Q3 '02   -19.98%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                                          SINCE
                                        INCEPTION
                            1 YEAR      (5/1/02)
RETURN BEFORE TAXES          21.32%       -0.78%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS             21.15%       -1.04%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          14.08%       -0.78%

S&P 500 INDEX(2)             28.67%         3.79%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT IN THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

AMERICAN ENTERPRISE BOND FUND

  Investment objective


The fund seeks to provide current income. Capital preservation is an additional goal. The investment objectives of this fund are fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy


Under normal market conditions, the fund invests at least 80% of its assets in a broad range of long, intermediate or short term bonds issued by U.S. corporations, federal, state, and local governments and their agencies which, in the opinion of the Fund Manager, offer the best opportunity to produce current income. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. The fund may invest up to 15% of its assets in securities rated below investment grade which are sometimes referred to as "junk bonds."

Portfolio securities may be sold by the fund when the price target set by the Adviser or Sub-Adviser is reached, or when, in their opinion, market fundamentals warrant a rebalancing of interest rate or sector risk or if the fundamentals of the issuer or specific issue deteriorate.


  Risks

The fund's income varies, as does the dividend paid to investors. The portfolio may have a high turnover rate, which can increase costs.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.


Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.


Since the fund's price will vary, you could lose money on your investment.

The fund may invest up to 15% of its assets in junk bonds, which have a greater chance of default on interest and principal payments. Their prices fluctuate more than those of higher-rated securities.


  EXPENSES

    These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at 0.50% through December 31, 2004.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.55%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.83%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         1.63%
    Expense reduction                                     1.13%
                                                          ----
  NET OPERATING EXPENSES                                  0.50%



  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.



        1 YEAR     3 YEARS     5 YEARS     10 YEARS
        $  51       $  403      $  780      $ 1,837



  PAST PERFORMANCE

  Because the fund has not operated a full calendar year, information on the fund's performance is not included in this section.

CALIFORNIA MUNICIPAL BOND FUND (FOR RESIDENTS OF CALIFORNIA ONLY)

  Investment objective


The fund seeks high current income which is exempt from federal and California income tax. Capital preservation is an additional goal. The investment objectives of this fund are fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy


The fund invests primarily in intermediate and long-term California municipal bonds, with at least 80% of assets in these instruments at all times. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. It invests exclusively in investment grade securities rated AAA, AA, A, BBB, or the equivalent. In addition, an independent credit analysis is completed for each bond purchased.

The fund emphasizes securities of issuers providing essential services, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.


Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years.

  Risks

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. In addition, investments in BBB securities have speculative elements.


The fund is classified as non-diversified. This means that the fund may invest a greater percentage of its assets in a particular issuer, and the fund's performance will depend upon a smaller category of securities, than a diversified fund. Accordingly, the fund may experience greater fluctuations in net asset value and may have greater risk of loss.


Since the fund's price will vary, you could lose money on your investment. Changes in California's economy or legal and regulatory environment may affect the ability of bond issuers to pay interest and principal on their debt. As a result, share price may fluctuate more than funds that invest in municipal bonds from many different states.


The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.


Some income from the fund may be taxable or subject to the alternative minimum tax. The fund may also distribute taxable capital gains.


  EXPENSES

    These are the fees and expenses you may pay as a fund investor.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.55%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.13%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         0.93%



  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.



        1 YEAR    3 YEARS    5 YEARS    10 YEARS
         $ 95      $ 296      $ 515      $ 1,143



  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


1994    -5.8
1995    14.8
1996     3.9
1997     8.0
1998     5.9
1999    -4.5
2000    12.8
2001     3.5
2002     7.6
2003     4.2


BEST QUARTER:  Q1 '95   5.91%
WORST QUARTER: Q1 '94   -5.22%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                            1 YEAR    5 YEARS   10 YEARS
RETURN BEFORE TAXES           4.16%    4.55%      4.84%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS              4.16%    4.55%      4.81%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           4.03%    4.51%      4.79%

LEHMAN BROTHERS

MUNICIPAL BOND INDEX(2)       5.31%    5.82%      6.02%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT IN THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

NATIONAL MUNICIPAL BOND FUND

  Investment objective


The fund seeks high current income which is exempt from federal income tax. Capital preservation is an additional goal. The investment objectives of this fund are fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy


The fund invests primarily in intermediate and long-term municipal bonds, with at least 80% of assets in these instruments at all times. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. It invests exclusively in investment grade securities rated AAA, AA, A, BBB, or the equivalent. In addition, an independent credit analysis is completed for each bond purchased.


The fund emphasizes essential services securities, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years.

  Risks

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. In addition, investments in BBB securities have speculative elements.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest in municipal securities from a single state.


The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.


Some income from the fund may be taxable or subject to the alternative minimum tax. The fund may also distribute taxable capital gains.


  EXPENSES
    These are the fees and expenses you may pay as a fund investor.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.55%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.18%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         0.98%



  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.



       1 YEAR     3 YEARS     5 YEARS     10 YEARS
       $  100      $  312      $  542      $ 1,201



  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


1994    -5.4
1995    14.8
1996     3.6
1997     8.6
1998     5.7
1999    -4.9
2000    11.2
2001     4.8
2002     8.8
2003     4.7


BEST QUARTER:  Q1 '95   5.62%
WORST QUARTER: Q1 '94   -5.45%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                            1 YEAR    5 YEARS    10 YEARS
RETURN BEFORE TAXES           4.73%    4.80%      5.01%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS              4.73%    4.80%      4.96%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           4.36%    4.72%      4.92%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX(2)       5.31%    5.82%      6.02%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT IN THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

STRATEGIC INCOME FUND

  Investment objective


The fund seeks high current income consistent with capital preservation. The investment objective of this fund is fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy

The fund looks for income opportunities among three broad sectors of the bond market:
-   U.S. Government securities
-   Foreign fixed income debt

-   High-yield, high-risk, lower-rated debt of U.S. companies ("junk bonds")


The fund seeks to manage risk by investing in all three sectors and by varying the amount in each in order to take advantage of changing market conditions. Assets within each sector are also broadly diversified.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They may purchase issues of any maturity, based on the outlook for interest rates.

  Risks

The fund's income varies, as does the dividend paid to investors. The portfolio may have a high turnover rate, which can increase costs.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Since the fund's price will vary, you could lose money on your investment. There are special risks associated with this fund, which may expose investors to greater risk of loss.


- Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.


- Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market. Bonds issued abroad may be denominated in foreign currencies, which can fluctuate against the U.S. dollar.

- There is no restriction on investments in junk bonds, which have a greater chance of default on interest and principal payments. Their prices fluctuate more than those of higher-rated securities.


- The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.

  EXPENSES

    These are the fees and expenses you may pay as a fund investor.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE
  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.73%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.32%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         1.30%



  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.



      1 YEAR     3 YEARS    5 YEARS    10 YEARS
      $ 132       $  412     $ 713      $ 1,568



  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


1997     9.6
1998     4.0
1999     1.9
2000     2.1
2001     4.5
2002     6.3
2003    16.1


BEST QUARTER:  Q2 '03   5.29%
WORST QUARTER: Q3 '98   -1.28%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                                                    SINCE
                                                  INCEPTION
                            1 YEAR   5 YEARS      (5/20/96)
RETURN BEFORE TAXES          16.10%    6.04%       6.91%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS             13.90%    3.21%       3.88%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          10.38%    3.34%       3.96%

LEHMAN BROTHERS
AGGREGATE BOND INDEX(2)       4.10%    6.62%       7.50%

CITIGROUP WORLD GOVERNMENT
BOND INDEX (FORMERLY
SALOMON BROTHERS WORLD
GOVERNMENT BOND INDEX)(2)    14.91%    5.75%       6.54%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT IN THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

  Investment objective


The fund seeks high current income. Capital preservation is an additional goal. The investment objectives of this fund are fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy

The fund invests primarily in mortgage-backed securities with the highest quality rating (AAA), issued by:

-   Federal Home Loan Mortgage Corporation ("FHLMC")
-   Federal National Mortgage Association ("FNMA")
-   Government National Mortgage Association ("GNMA")


At least 80% of the fund's assets will be invested in these instruments at all times. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change.


The fund may purchase bonds of any maturity, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years. In attempting to maintain a consistently high yield, fund managers select securities they believe are less likely than others to be paid off ahead of schedule.

  Risks

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. The fund invests in mortgage-backed securities, which can be less sensitive to interest rate changes than other bonds with the same maturity.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that invest in short-term bonds.


Payment of principal and interest on mortgage-backed obligations of the Government National Mortgage Association is backed by the full faith and the United States. Mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.


When interest rates decline, mortgage-backed securities are subject to prepayments of principal, because the underlying mortgages may be paid off earlier than expected. The yield may be adversely impacted if the fund has to reinvest at lower rates than the original investments.


  EXPENSES

    These are the fees and expenses you may pay as a fund investor.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.55%
    Distribution fee                                      0.25%
    Other expenses                                        0.22%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         1.02%



  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.



      1 YEAR    3 YEARS    5 YEARS    10 YEARS
      $ 104      $ 325      $ 563      $ 1,248



  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


1994    -3.3
1995    15.5
1996     4.5
1997     8.3
1998     6.1
1999     0.4
2000    10.2
2001     7.4
2002     8.7
2003     1.1


BEST QUARTER:  Q1 '95   5.00%
WORST QUARTER: Q1 '94   -3.33%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                             1 YEAR   5 YEARS   10 YEARS
RETURN BEFORE TAXES           1.07%    5.47%      5.75%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS             -0.02%    3.38%      3.32%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           0.69%    3.35%      3.35%

LEHMAN BROTHERS
U.S. MORTGAGE-BACKED
SECURITIES INDEX(2)           3.05%    6.54%      6.89%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT IN THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

CALIFORNIA MUNICIPAL MONEY FUND (FOR RESIDENTS OF CALIFORNIA ONLY)

  Investment objective


The fund seeks current income which is exempt from federal and California income tax. Liquidity and stability of principal are additional goals. The investment objectives of this fund are fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy


The fund invests in short-term California municipal securities, with at least 80% of assets in these instruments at all times. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. It invests exclusively in securities with the two highest quality ratings, AAA, AA, or the equivalent, with no less than 95% in the highest grade.


Fund managers select issues with varying maturities, based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days, and the fund will hold no securities with a remaining term greater than 13 months.

  Risks

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.


The fund is classified as non-diversified. This means that the fund may invest a greater percentage of its assets in a particular issuer, and the fund's performance will depend upon a smaller category of securities, than a diversified fund. Accordingly, the fund may experience greater fluctuations in net asset value and may have greater risk of loss.


Changes in California's economy may affect the ability of issuers to pay interest and principal on their debt. As a result, the concentration of investments in California may involve more risk than funds that invest in municipal securities from many different states.

Some income from the fund may be taxable or subject to the alternative minimum tax.


The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.

  EXPENSES

    These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.60% through December 31, 2004.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.50%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.22%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         0.97%
    Expense Reduction                                     0.37%
                                                          ----
  NET OPERATING EXPENSES                                  0.60%



  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.



      1 YEAR    3 YEARS    5 YEARS    10 YEARS
       $ 61     $  272     $  500     $ 1,156



  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


1994    2.5
1995    3.2
1996    2.8
1997    3.0
1998    2.7
1999    2.4
2000    3.0
2001    1.9
2002    0.9
2003    0.5


BEST QUARTER:  Q2 '95   0.84%
WORST QUARTER: Q3 '03   0.07%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



           1 YEAR    5 YEARS   10 YEARS
RETURN     0.45%      1.74%     2.28%



FOR 7 DAY YIELD CALL 1-800-933-ATLAS

MONEY MARKET FUND

  Investment objective


The fund seeks current income. Liquidity and stability of principal are additional goals. The investment objectives of this fund are fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy

The fund invests in high quality, U.S. denominated money market securities including commercial paper, certificates of deposit, bankers' acceptances and securities issued by government sponsored enterprises. It invests exclusively in securities with the two highest quality ratings, AAA, AA, or the equivalent, with no less than 95% in the highest grade.

Fund managers select issues with varying maturities (maximum 397 days), based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days and the fund will hold no securities with a remaining term greater than 397 days.

  Risks

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.


Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government.

  EXPENSES

    These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.50% through December 31, 2004.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.50%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.29%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         1.04%
    Expense Reduction                                     0.54%
                                                          ----
  NET OPERATING EXPENSES*                                 0.50%



  * RESTATED TO REFLECT FEE WAIVER AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2004. FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH DECEMBER 31, 2003, ATLAS ADVISERS AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S NET OPERATING EXPENSES AT 0%.

  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.



     1 YEAR    3 YEARS    5 YEARS    10 YEARS
     $  51      $ 277      $ 521      $ 1,222



  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


2003    1.2


BEST QUARTER:  Q2 '02   0.46%
WORST QUARTER: Q4 '03   0.28%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



                   SINCE INCEPTION
          1 YEAR      (3/4/02)
RETURN    1.21%        1.45%



FOR 7 DAY YIELD CALL 1-800-933-ATLAS

U.S. TREASURY MONEY FUND

  Investment objective


The fund seeks current income which is exempt from state income tax. Maximum safety, liquidity, and stability of principal are additional goals. The investment objectives of this fund are fundamental and cannot be changed without the approval of the majority of its shareholders.


  Strategy

The fund invests exclusively in short-term Treasury securities that are of the highest possible quality, since they are guaranteed by the full faith and credit of the U.S. Government for the timely payment of principal and interest.

Fund managers select issues with varying maturities, based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days, and the fund will hold no securities with a remaining term greater than 13 months.

  Risks

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.


  EXPENSES

    These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.76% through December 31, 2004.



  TRANSACTION FEES (paid from your investment)
    Maximum sales charge on purchases                     NONE
    Maximum deferred sales charge                         NONE
    Redemption fee                                        NONE
    Exchange fee                                          NONE

  ANNUAL OPERATING EXPENSES (deducted from fund assets)
    Management fee                                        0.50%
    Distribution (12b-1) fee                              0.25%
    Other expenses                                        0.36%
                                                          ----
  TOTAL ANNUAL OPERATING EXPENSES                         1.11%
    Expense Reduction                                     0.35%
                                                          ----
  NET OPERATING EXPENSES*                                 0.76%



  * RESTATED TO REFLECT FEE WAIVER AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2004. FOR THE PERIOD FROM JANUARY 1, 2003 THROUGH DECEMBER 31, 2003, ATLAS ADVISERS AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S NET OPERATING EXPENSES AT OR BELOW 0.78%.

  EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.



      1 YEAR     3 YEARS    5 YEARS    10 YEARS
       $ 78       $ 318      $ 578     $ 1,320



  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


1994    3.7
1995    5.1
1996    4.7
1997    4.7
1998    4.6
1999    4.0
2000    5.4
2001    3.3
2002    0.9
2003    0.3


BEST QUARTER:  Q4 '00   1.41%
WORST QUARTER: Q4 '03   0.04%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03



           1 YEAR      5 YEARS    10 YEARS
RETURN      0.29%       2.77%       3.67%



FOR 7 DAY YIELD CALL 1-800-933-ATLAS

MORE ABOUT STRATEGIES AND RISKS

  Principal strategies

Mortgage-Backed securities


The U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND invests at least 80% of its assets in mortgage-backed securities, which are secured by a pool of mortgage loans. To a lesser degree, the STRATEGIC INCOME FUND, BALANCED FUND, AMERICAN ENTERPRISE BOND FUND and MONEY MARKET FUND also invests in mortgage-backed securities.


Principal and interest on the underlying mortgages are passed through as monthly payments. In addition, there may be prepayment of principal if the property securing the mortgages is refinanced, sold, or foreclosed.

In seeking higher returns, the funds may also invest in privately issued mortgage-related bonds and mortgage-backed securities. Private issuers include commercial banks, thrift institutions, mortgage bankers, and securities broker-dealers.

Mortgage-related bonds are general obligation, fixed-income securities collateralized by mortgages. Mortgage-related bonds include collateralized mortgage obligations, which are secured by an underlying pool of mortgages or mortgage pass-through certificates, and are structured to direct payments of interest and principal to different series or classes of the obligations.


To reduce risk, the funds generally invest in collateralized mortgage obligations issued by U.S. Government agencies and backed by U.S. Government or government agency mortgage securities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.


Junk Bonds

The AMERICAN ENTERPRISE BOND FUND and the STRATEGIC INCOME FUND may invest in junk bonds, which are below investment grade and may have higher yields than investment grade issues. These securities are rated Ba and below by Moody's Investors Services, Inc., or BB and below by Standard and Poor's. They may be rated as low as C or D and may be in default at the time of purchase.

Junk bonds are riskier than investment grade bonds. There is a greater possibility that earnings may not be sufficient to make timely interest payments, and there is increased potential for insolvency. There may be less of a market for junk bonds, and they may be harder to sell at an acceptable price. The fund may not achieve the expected income from lower-rated securities, and its net asset value may be affected by declines in their value.

The S&P 500 Index

The S&P 500 Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations, comprising nearly three-quarters of the value of all U.S. stock, selected according to: size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. on behalf of the fund. S&P does not sponsor, endorse, sell, or promote the funds, nor is it affiliated in any way with the fund. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the fund.

Beginning in or around March 2005, Standard & Poor's will begin shifting the S&P 500 Index from market capitalization weights to float-adjusted market capitalization weights. This transition is expected to be completed in or around September 2005.


  Other strategies

Options and Futures

Options and futures are types of derivative investments. All the stock and bond funds may buy and sell options, futures contracts, and options on futures contracts. Fund managers use these instruments to hedge investments against changes in value, to manage cash flow, to attempt to increase income, or as a temporary substitute for the purchase or sale of actual securities.

The funds will not engage in these transactions for speculation. Use of these strategies may be limited by market conditions, regulatory limits, and tax considerations, and there can be no assurance that they will succeed.

Options and futures strategies involve risks and transaction costs. Any fund using these strategies may be left in a worse position if the manager's prediction of price changes in the underlying instruments is inaccurate.

Other derivative investments

The STRATEGIC INCOME FUND and the EMERGING GROWTH FUND can invest in several other types of derivatives. Some are used for hedging purposes, and others offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies.

Use of derivatives may cause a fund to realize less income than expected and to lose money. One risk is that the company issuing the derivative may not pay the amount due upon maturity. A second is that the underlying investment may not perform as expected. The funds will limit investment in derivatives that trade in the over-the-counter markets and may be illiquid.

Defensive investments

At times, pursuing a fund's basic investment strategy may not be in the best interests of its shareholders because of market conditions. As a temporary defensive strategy, all of the funds may invest up to 100% of their assets in short-term debt securities or money market instruments. A fund may not meet long-term investment objectives in periods when defensive strategies are employed.

Portfolio turnover

All the funds will sell securities when the managers believe it is appropriate, regardless of how long the securities were owned. Buying and selling securities involves expenses, such as commissions paid to brokers and other transaction costs. By selling a security, a fund may realize taxable capital gains that will later be distributed to shareholders.

Generally speaking, the higher a fund's annual portfolio turnover, the greater its brokerage costs, and the greater the likelihood that it will realize taxable capital gains. Annual portfolio turnover of 100% or more is considered high. The STRATEGIC INCOME FUND usually has a higher annual turnover rate because of the fund managers' investment styles. The portfolio turnover rate for each of the stock funds, except the S&P 500 INDEX FUND, varies widely from year to year, and may exceed 100% in some years. The S&P 500 INDEX FUND is expected to have little trading activity and a low portfolio turnover rate. (See "Financial Highlights" for each fund's historical portfolio turnover.)


Small companies

The EMERGING GROWTH FUND invests primarily in the stocks of smaller companies that usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, this fund's share price may fluctuate more than funds that invest in larger companies.

Foreign investing

The GLOBAL GROWTH FUND invests substantially in foreign stocks. The AMERICAN ENTERPRISE BOND and STRATEGIC INCOME FUNDS may invest in foreign fixed income debt. Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the funds' share prices to fluctuate.

FUND MANAGEMENT

  The Adviser


Atlas Advisers, Inc., 794 Davis Street, San Leandro, California 94577, is responsible for providing or overseeing all services needed for the Atlas Funds to operate, including portfolio management, transfer agent, and custodial and accounting services. It has retained investment professionals with substantial experience in managing investments.

Atlas Advisers provides portfolio management services to the FUND OF FUNDS, MONEY MARKET FUND, U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND and the U.S. TREASURY MONEY FUND.

- Tim Stare, Vice President of World Savings, is portfolio manager for the MONEY MARKET FUND, U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND and the U.S. TREASURY MONEY FUND. Mr. Stare has had extensive experience managing mortgage-backed and mortgage-related securities, money market instruments, bonds, and other debt obligations.

  Sub-Advisers

Atlas Advisers supervises provision of portfolio management services to certain Atlas Funds by professional investment management firms which in this case are called "sub-advisers."

CALIFORNIA MUNICIPAL BOND FUND, NATIONAL MUNICIPAL BOND FUND and the CALIFORNIA MUNICIPAL MONEY FUND

The sub-adviser to the CALIFORNIA MUNICIPAL BOND FUND, the NATIONAL MUNICIPAL BOND FUND and the CALIFORNIA MUNICIPAL MONEY FUND is Boston Safe Advisors, Inc., located at 200 Park Avenue, New York, NY 10166.

- John F. Flahive, a Vice President with Boston Safe Advisors, has been portfolio manager for the CALIFORNIA MUNICIPAL BOND FUND, the NATIONAL MUNICIPAL BOND FUND and the CALIFORNIA MUNICIPAL MONEY FUND since November 1, 1994. Before joining Boston Safe in October 1994, Mr. Flahive was a Senior Portfolio Manager at Neuberger & Berman for approximately one year. Previously, he was in the municipal bond departments of T. Rowe Price and Dean Witter for approximately eight years.

GLOBAL GROWTH FUND, GROWTH OPPORTUNITIES FUND and the STRATEGIC INCOME FUND

The sub-adviser to the GLOBAL GROWTH FUND, GROWTH OPPORTUNITIES FUND and the STRATEGIC INCOME FUND is OppenheimerFunds, Inc., located at 498 Seventh Avenue, New York, New York 10018.

- William L. Wilby has been responsible for managing the GLOBAL GROWTH FUND since the fund's inception on April 15, 1996. During the past five years, Mr. Wilby, a Senior Vice President and Portfolio Manager of OppenheimerFunds, has served as an officer and portfolio manager for various funds managed by OppenheimerFunds. Previously, he was an international investment strategist at Brown Brothers, Harriman & Co.

- The GROWTH OPPORTUNITIES FUND is managed by two investment teams, each solely managing one component of the fund--either growth or value. The total team of 20 is comprised of analysts, sector specialists and portfolio managers. The lead Portfolio Manager on the fund is Christopher Leavy, a Senior Vice President of OppenheimerFunds. Mr. Leavy has been responsible for managing the fund since October 1, 2000. From 1997 to 2000, Mr. Leavy was a member of the investment team at Morgan Stanley Investment Management, where he led the management of approximately $6 billion in large cap equities and also managed a $900 million small cap mutual fund. From 1995 to 1997, Mr. Leavy worked at Crestar Asset Management as an analyst and a portfolio manager.

- Arthur P. Steinmetz has been responsible for managing the STRATEGIC INCOME FUND since the fund's inception on May 20, 1996. During the past five years, Mr. Steinmetz, a Senior Vice President and Portfolio Manager of OppenheimerFunds, has served as an officer and portfolio manager of various funds managed by OppenheimerFunds.

AMERICAN ENTERPRISE BOND FUND, BALANCED FUND and the STRATEGIC GROWTH FUND

The sub-adviser to the AMERICAN ENTERPRISE BOND FUND, BALANCED FUND and the STRATEGIC GROWTH FUND is Madison Investment Advisors, Inc., located at 550 Science Drive, Madison, Wisconsin 53711. These funds are managed by the Equity Team and the Fixed Income Team, as appropriate, of Madison Investment Advisors, Inc.

VALUE FUND

The sub-adviser to the VALUE FUND is Pilgrim Baxter & Associates, Ltd., located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087.

- Raymond J. McCaffrey, a Portfolio Manager with Pilgrim Baxter & Associates, Ltd., has been responsible for managing the VALUE FUND since the fund's inception on May 1, 2002. Prior to joining Pilgrim Baxter in 1997, Mr. McCaffrey was a Vice President, Technology Analyst and Portfolio Manager at Pitcairn Trust Company for approximately two years. He held earlier positions as an investment analyst at Cypress Capital Management, Independence Capital Management and Fidelity Bank.

EMERGING GROWTH FUND

The sub-adviser to the EMERGING GROWTH FUND is Turner Investment Partners located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

- The portfolio managers for the EMERGING GROWTH FUND are Thomas DiBella CFA and Kenneth W. Gainey CFA who both joined Turner Investment Partners, Inc. on March 5, 2002. Prior to joining Turner, Messrs. DiBella from 1994 and Gainey from 1999 were responsible for managing the Aetna Small Company Fund (now the ING Small Company Fund).

S&P 500 INDEX FUND

- The S&P 500 INDEX FUND does not have its own investment adviser; rather it invests all of its assets in the Master Portfolio which is advised by Barclays Global Fund Advisors. Unlike many actively managed funds, there is no single portfolio manager who makes investment decisions for the Master Portfolio. Rather, the Portfolio follows an objective and consistent process in attempting to track the S&P 500 Index.


- Each fund pays Atlas Advisers a fee for investment management services. Atlas Advisers, in turn, pays subadvisory fees when applicable. The management fee is an annual rate, equal to a percentage of each fund's average net assets and paid monthly as noted in the chart above.

ANNUAL MANAGEMENT FEES


                              FISCAL YEAR
FUNDS                        ENDING 12/31/04    SUBADVISER
----------------------------------------------------------------------------------
STOCK FUNDS

  BALANCED                         0.70%        MADISON INVESTMENT ADVISORS, INC.

  EMERGING GROWTH                  0.80%        TURNER INVESTMENT PARTNERS, INC.

  FUND OF FUNDS                    0.25%        NONE

  GLOBAL GROWTH                    0.80%        OPPENHEIMERFUNDS, INC.

  GROWTH OPPORTUNITIES             0.63%        OPPENHEIMERFUNDS, INC.

  S&P 500 INDEX FUND               0.30%        NONE

  STRATEGIC GROWTH                 0.70%        MADISON INVESTMENT ADVISORS, INC.

  VALUE FUND                       0.80%        PILGRIM, BAXTER & ASSOCIATES, LTD.

BOND FUNDS

  AMERICAN ENTERPRISE
    BOND FUND                      0.55%        MADISON INVESTMENT ADVISORS, INC.

  CALIFORNIA MUNICIPAL BOND        0.55%        BOSTON SAFE ADVISORS, INC.

  NATIONALMUNICIPAL BOND           0.55%        BOSTON SAFE ADVISORS, INC.

  STRATEGIC INCOME                 0.73%        OPPENHEIMERFUNDS, INC.

  U.S. GOVERNMENT AND
    MORTGAGE SECURITIES            0.55%        NONE

MONEY FUNDS

  CALIFORNIA MUNICIPAL MONEY       0.50%        BOSTON SAFE ADVISORS, INC.

  MONEY MARKET                     0.50%        NONE

  U.S. TREASURY MONEY              0.50%        NONE


  The Distributor and The Distribution Plan


Atlas Funds are distributed by Atlas Securities, Inc. Shares are offered at net asset value with no front-end sales load. From time to time, Atlas Securities may offer merchandise, monetary bonuses, or other incentives in one or more of the funds. Incentives may be offered to selected groups of shareholders, such as first time buyers or existing account holders.

Each fund, except for the Fund of Funds, has adopted a distribution plan under Rule 12b-1 to reimburse the distributor for costs for advertising, marketing, and shareholder servicing. Reimbursements are made on a monthly basis up to a maximum of .25% per year of a fund's average daily net assets. These fees increase the cost of your investment and, over time, may cost you more than paying other types of sales charges because they are taken out of fund assets on an ongoing basis. A fund will not reimburse expenses incurred by another fund.


Shares are currently offered only through Atlas Securities and certain so-called mutual fund "supermarkets." Atlas Securities may make payments up to a maximum of .25% per year to other companies for distribution and shareholder services.

DOING BUSINESS WITH ATLAS

  In person

Atlas Investment Representatives offer person-to-person, professional financial services at no charge to you. You can meet with a Representative at most World Savings branches. To locate the one nearest you or to schedule an appointment, call 1-800-933-ATLAS (1-800-933-2852).

  Online

www.atlasfunds.com

24 hours a day, 7 days a week
-   Open a variety of mutual fund account types:
       - Individual
       - Joint
       - Custodial
       - Traditional or Roth IRA

-   Review your accounts

-   Purchase and exchange funds
-   Obtain fund information and performance

-   Order checkbooks and duplicate statements
-   Update your address and phone information

  Shareholder information

The Company is required by the USA PATRIOT Act to obtain certain personal information from you or a person acting on your behalf in order to verify your or such person's identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity or that of another person authorized to act on your behalf, or believes it has identified potentially criminal activity, Atlas Funds and distributor reserve the right to close your account or take such other action they deem reasonable or required by law.


  By phone

    1-800-933-ATLAS
     (1-800-933-2852)

Atlas Direct Access - offers 24-hour automated telephone services:
-   Review your accounts
-   Request transactions
-   Check prices and performance


Atlas Telephone Representatives are available Monday through Friday, 6:00 a.m. to 6:00 p.m., Pacific time.

  Investment minimums


                                       INITIAL      ADDITIONAL
ACCOUNT TYPE                          INVESTMENT    INVESTMENTS
Non-Retirement Accounts                $  2,500     $       250

Wire Purchases                         $  2,500     $     1,000

Exchanges                              $  2,500     $       250

Traditional, SEP or Roth IRA Accounts  $    250     $       250

Coverdell Education Savings Accounts   $    250     $       250

Custodial Accounts for Minors          $    250     $       250

Employee Accounts                      $    250     $        50

  Retirement accounts

Traditional and Roth Individual Retirement Accounts (IRAs), Simplified Employee Pension Plans (SEPs) are available. Call us at 1-800-933-2852 or visit the website at www.atlasfunds.com to obtain information about account agreements, applications and annual fees.

BUYING SHARES

                              OPENING A NEW ACCOUNT

BY MAIL

BY REGULAR MAIL

Atlas Funds
P.O. Box 9813
Providence, RI 02940-8013


OVERNIGHT CARRIER

Atlas Funds, c/o PFPC
101 Sabin Street
Pawtucket, RI 02860


Complete and sign the application and send it to the address above. Make your check payable to "Atlas Funds" for at least the minimum fund investment.

BY TELEPHONE

                               CALL 1-800-933-2852

EXCHANGE: Use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. To make an exchange, call us.

WIRE: Once you have submitted a completed application, you may open an account using federal funds wired from your bank. Call us to obtain an account number. Direct your bank to wire your investment to:


        PNC Bank
        ABA # 031000053
        Acct # 8606086896

        Fund Name: Atlas (fund name)
        Customer Name:
        Fund Account #:

                          ADDING TO AN EXISTING ACCOUNT

BY REGULAR MAIL
Atlas Funds

P.O. Box 9813
Providence, RI 02940-8013


OVERNIGHT CARRIER
Atlas Funds, c/o NFDS

101 Sabin Street
Pawtucket, RI 02860


Send your investment check to the applicable address above. Indicate your account number on the check. Include the "Account Investment" stub from the bottom of your account statement.

                               CALL 1-800-933-2852

ELECTRONIC TRANSFER: If you have previously established bank information for electronic funds transfer, you may purchase additional shares by calling the number above. To establish this option, call us for an "On Request Purchase" form.

EXCHANGE: Use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. To make an exchange, call us.

WIRE: Invest via wire by directing your bank to send federal funds to:


        PNC Bank
        ABA # 031000053
        Acct # 8606086896

        Fund Name: Atlas (fund name)
        Customer Name:
        Fund Account #:

If you have elected the bank wire option on your WORLD INSURED MONEY MARKET ACCOUNT, you can have funds wired to your Atlas account by calling the number above.

ONLINE

                               www.atlasfunds.com

Visit our secure website and complete an application online. You may submit your purchase request through our secure site or mail the application with a check.

EXCHANGE: Log on to Atlas Account Access and use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. Submit your exchange request through our secure site.

IN PERSON

Contact your Atlas Investment Representative. Call 1-800-933-ATLAS (1-800-933-2852) to schedule an appointment with a Representative in a local World Savings branch.

SELLING SHARES


You may sell some or all of your fund shares on any day the New York Stock Exchange is open. All sell orders received by the fund's shareholder services agent or other authorized representative by the close of trading on the New York Stock Exchange (normally 4:00 PM Eastern time, or 1:00 PM, Pacific time) will be executed at that day's closing price. Redemptions of shares recently purchased by check or electronic transfer will not be processed until we are satisfied that the funds have cleared, usually not more than 15 days. You may also sell shares of each fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service. Please note that share redemptions are not available through our on line service.

REDEMPTION FEE FOR GLOBAL GROWTH FUND

A redemption fee of 2% will be applied to shares of the Global Growth Fund that are redeemed within 60 days of their purchase. The fund's management has instituted this fee to discourage the short-term trading of the fund's shares. Short-term trading has the potential to disrupt the long-term focus of the fund's investment program, and may increase the fund's operating expenses which are, in turn, borne by its long-term shareholders. This fee will be retained by the fund to help offset the expenses incurred due to short-term trading and to benefit the fund's long-term shareholders.

Shares you have held the longest will always be redeemed first. Although we have a goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Further, the redemption fee may be waived at management's discretion for certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the fund. The fee does not apply to shares purchased through reinvested dividends or capital gains.

As indicated above, short-term trading has the potential to disrupt the long-term focus of a fund's investment program and also increase a fund's operating expenses which are, in turn, borne by the fund's long-term shareholders. Thus, separate and apart from any redemption fee that may be applicable, any of the funds will refuse any purchase or exchange request if management determines in its discretion that such request is part of a pattern of excessive trading that could adversely affect the fund. Further, the funds may, after prior warning and notification, close an account to all future purchases or exchanges due to excessive trading.


  BY TELEPHONE

All accounts are automatically eligible to sell shares by telephone unless you have declined the telephone redemption and exchange option on your account. Only one account owner needs to call in redemption requests. Minimum telephone redemption is $1,000. To request a redemption, call 1-800-933-ATLAS (1-800-933-2852). The following payment options are available for telephone requests:

    PAYMENT BY CHECK
       -  No fee - check mailed to the address of record on the account.
       - If you have had an address change within the last 30 days, your request must be submitted in writing with a signature guarantee.

    ELECTRONIC TRANSFER/AUTOMATED CLEARING HOUSE (ACH) NETWORK
       - You must have established the electronic transfer option on your account.
       -  There is no charge for processing this transaction.

    WIRE TRANSFER
       - You must have established the electronic transfer option on your account.
       - A $10 wire charge will be deducted. Your bank may also charge a wire transfer fee.

  BY MAIL

  Send us a letter including your name, account number, the fund you would like to sell, the dollar amount or number of shares you want to redeem. The letter should be signed by all account owners exactly as their names appear on the account. Mail to:

                BY REGULAR MAIL

                Atlas Funds
                P.O. Box 9813
                Providence, RI 02940-8013


                OVERNIGHT CARRIER

                Atlas Funds, c/o PFPC
                101 Sabin Street
                Pawtucket, RI 02860


  A SIGNATURE GUARANTEE is required if any of the following is applicable:
            -   You are redeeming $50,000 or more.
            - You would like a check mailed to an address other than the address of record.
            - You would like a check mailed to an address which has been changed within the past 30 days.
            - You would like a check made payable to anyone other than the account owner(s) of record.
            - You want the proceeds wired to a bank account that is not pre-designated on your account.

  A signature guarantee assures that a signature is genuine and helps protect against fraud. You can obtain one from most banks, savings associations, or securities dealers with which you have an account relationship. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

  BY CHECK

  Checkwriting is available for all Atlas bond and money funds, except for bond fund shareholders whose accounts are subject to backup withholding for federal income taxes. If you have established the checkwriting option on your bond or money fund account(s), you need to know:
            - There is a $500 minimum per check. Checks presented for less than $500 will be returned unpaid.
            -   You may not write a check to close an account.
            - You should not attempt to write a check for the total value of a bond fund, since the value of these funds can vary each day, and the funds available may not be sufficient to clear the check.

            -   Only one account owner's signature is required on each check.

OTHER ACCOUNT INFORMATION

  Exchanges


An exchange represents the sale of shares of one Atlas fund and the purchase of another Atlas fund, which may produce a taxable gain or loss in a non-retirement account. Exchanges between Atlas fund accounts will be accepted only if the registrations are identical (same name, address and taxpayer identification number). All accounts are eligible to exchange shares by telephone unless you have declined the telephone exchange and redemption option on your account. Only one account owner needs to call in an exchange request.

To protect performance and control costs, a fund may temporarily suspend or permanently terminate purchase or exchange privileges from an investor if it determines that such trading activity would be disruptive to a Fund.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules that affect all shareholders.


  Automatic transactions

Investments

- After you have made your initial investment, you may set up an automatic investment plan by indicating on your application how much and how often you want to invest. The minimum investment is $250 per fund. There is no charge for this service.

Exchanges

- You can automatically exchange $250 or more from one Atlas fund to another. Just indicate on your application how much and how often you want to exchange. There is no charge for this service.

- Both accounts must be registered in the same name(s) and have the same taxpayer identification number.


- Exchanges will be made on the 15th of each month you choose. If the 15th falls on a weekend or holiday, exchanges will be made on the previous business day.


Redemptions

- If your account balance is $10,000 or more, you may set up an automatic redemption plan by indicating on your new account application how much and how often you want to redeem. You may sell fixed amounts of $100 or more at monthly, quarterly, or yearly intervals. There is no charge for this service.

- Redemptions will be made on the 20th of each month you choose. If the 20th falls on a weekend or holiday, redemptions will be made on the previous business day.

  Verification of account statements

You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 60-day period.

  How fund shares are priced

A fund's net asset value (NAV) is the price at which you will buy or sell shares. The net asset value is calculated by dividing a fund's total asset value by the number of outstanding shares. The NAV is determined at the close of regular trading on the New York Stock Exchange each day the exchange is open.


The funds' investments are generally valued at market value or, when market quotations are not readily available, at fair value as determined in good faith using methods determined by the funds' Board of Trustees.

For the purpose of calculating each money market fund's NAV per share, securities are valued at "amortized cost." Marketable fixed income securities generally are priced at market value and debt securities with remaining maturities of 60 days or less generally are valued at "amortized cost."

A fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your paperwork (and if you are purchasing, your payment) is received in good order by the shareholder services agent or other authorized representative. All orders accepted by the close of trading on the NYSE (normally 4:00 p.m. Eastern time; 1:00 p.m. Pacific time) will be executed at that day's closing price.


You may also purchase shares of each fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the funds. Such financial institutions may charge you a fee for this service in addition to the fund's NAV.

OTHER ACCOUNT INFORMATION

  Taxes

IRS rules require the funds to distribute net investment income and any capital gains to shareholders. Capital gains may be taxable at different rates depending upon the length of time the assets were held. Capital gains, if any, will be distributed at least once a year and may be distributed more often.

Dividends and distributions may be taxable, whether received in cash or reinvested. An exchange of shares for shares of another fund is considered a sale and may result in a gain or loss for tax purposes.


After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect in the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as an IRA.


  Dividends and distributions

Dividends and distributions are paid to all shareholders who maintain accounts on a fund's "record date." If you would like to receive distributions in cash, indicate that choice on your account application. Otherwise, distributions will be reinvested in additional shares.

If you own more than one Atlas fund, your distributions from one fund may be used to purchase shares in another. You may not direct distributions between an IRA and a non-IRA account.


Bond fund and money fund dividends will begin on the next business day after your payment is received by the shareholder services agent and will continue through the day shares are redeemed.


If you buy shares just before a capital gain distribution, you will pay the full price and then receive back a portion of your investment in the form of a taxable distribution.

You will be notified in January each year about the tax status of distributions made by the funds. Because everyone's tax situation is unique, always consult your tax adviser about federal, state and local tax consequences.


ATLAS FUNDS                 INCOME DIVIDENDS                                    CAPITAL GAIN DISTRIBUTIONS
Balanced                    -  Declared quarterly                               -  Declared and paid at the end
                                                                                   of the fourth quarter

Emerging Growth             -  Usually none                                     -  Declared and paid at the end
Fund of Funds               -  If earned, paid after the end of                    of the fourth quarter
Global Growth                  the fourth quarter
Growth Opportunities
Strategic Growth
Value

All Bond and Money Funds    -  Declared daily                                   -  Declared and paid at the end
                            -  Paid after the end of each month                    of the fourth quarter

S&P 500 Index               -  Usually minimal                                  -  Declared and paid at the end
                            -  If earned, paid after the end of                    of the fourth quarter
                               the fourth quarter

  Other policies

- MINIMUM BALANCE: If your account balance falls below $1,250 due to redemptions or exchanges, we may close your account and mail the proceeds to you. We will give you 60 days written notice and the opportunity to make an additional investment to satisfy the $2,500 minimum balance requirement.

- REDEMPTIONS: Payment may be delayed up to seven days if making immediate payment could adversely affect a fund.

When regular trading on the New York Stock Exchange is closed or restricted by the SEC for any reason other than weekends or holidays, or there is an emergency as determined by the SEC, redemptions may be suspended or payment dates postponed.

- GENERAL INFORMATION ABOUT SERVICE FEATURES: A fund may modify, suspend or discontinue services, charges, or terms and conditions at any time. The use of any feature may be denied to any shareholder who uses it to the detriment of the fund or other shareholders. If we modify or discontinue a service affecting all shareholders, we will provide 60 days prior written notice.

You may add, change or discontinue any service by sending us your request in writing. If it has been more than 30 days since you established your account, we require a signature guarantee with your request.

- TELEPHONE AND ELECTRONIC TRANSACTIONS: Shareholders who elect telephone, automatic or electronic transactions or checkwriting bear the risk of loss for unauthorized transactions. Atlas Funds will not be liable for losses that may result from:

- Instructions communicated by telephone that we reasonably believe to be genuine,

-    Transactions authorized by less than all registered owners,

-    Transactions which do not require signature guarantees, or

- Transactions requested through Atlas Direct Access, our automated telephone service or the Account Access area of the website.

To safeguard your account, please keep your Direct Access and website Account Access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

For your protection and to review or clarify telephone requests, we reserve the right to record all calls. We may employ additional procedures prior to acting on telephone instructions, such as requiring you to provide a form of personal identification, in order to confirm that instructions are genuine. If we do not employ reasonable procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

Abnormal market conditions may cause heavy call volume and make it difficult for you to make a telephone transaction. If this happens, please consider mailing your transaction request, or sending it by overnight delivery.

Keeping you informed

During the year, Atlas will send you the following communications:


- CONFIRMATION STATEMENTS: Mailed after each purchase, exchange, redemption, or change in account information.


- QUARTERLY STATEMENTS: You will receive three consolidated quarterly statements and a year-end summary of your account activity.

- ANNUAL AND SEMI-ANNUAL REPORTS: Mailed approximately 60 days after June 30 and December 31.

-    1099 TAX FORM: If applicable, mailed by January 31 each year.

-    ANNUAL PROSPECTUS: Mailed to shareholders in May of each year.

FINANCIAL HIGHLIGHTS
                    selected data for a share outstanding throughout each period


This section provides further details about the funds' financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The financial highlights below are derived from financial statements that were audited by the funds' independent auditors, Deloitte & Touche LLP. Their full report is included in the funds' annual report. To receive a copy of the annual report, please see inside back cover.

                                   STOCK FUNDS



                                             BALANCED FUND
                                             DECEMBER 31,
                                                     2003             2002                2001                2000             1999
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $       8.93     $      11.20        $      11.58        $      12.96        $   14.47
                                             ------------     ------------        ------------        ------------        ---------

INCOME FROM INVESTMENT
    OPERATIONS: (3)
   Net investment income (loss)                      0.07             0.14                0.18                0.26             0.48
   Net realized and unrealized gain (loss)
    on investments                                   1.24            (2.27)              (0.38)              (1.37)           (1.21)
                                             ------------     ------------        ------------        ------------        ---------
   Total from investment operations                  1.31            (2.13)              (0.20)              (1.11)           (0.73)
                                             ------------     ------------        ------------        ------------        ---------

LESS DISTRIBUTIONS:
   From net investment income                       (0.07)           (0.14)              (0.18)              (0.27)           (0.48)
   From net capital gains                            0.00             0.00                0.00                0.00            (0.30)
   In excess of realized gains                       0.00             0.00                0.00                0.00             0.00
                                             ------------     ------------        ------------        ------------        ---------

   Total distributions                              (0.07)           (0.14)              (0.18)              (0.27)           (0.78)
                                             ------------     ------------        ------------        ------------        ---------

   Net asset value, end of year              $      10.17     $       8.93        $      11.20        $      11.58        $   12.96
                                             ============     ============        ============        ============        =========

   Total return (2)                                 14.71%          -19.07%              -1.70%              -8.71%           -5.20%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $     31,934     $     25,258        $     42,159        $     45,966        $  73,365
   Ratio of expenses to average
    net assets: (4)
    Before expense waivers
     and reimbursement                               1.33%            1.35%               1.22%               1.22%            1.15%
    After expense waivers
     and reimbursement                               1.28%            1.31%               1.22%               1.22%            1.15%

   Ratio of net investment income
    to average net assets (4)                        0.74%            1.45%               1.55%               2.07%            3.30%

   Portfolio turnover rate                          27.91%          158.81%(5)           93.38%(5)          142.04%(5)        51.94%

                                             EMERGING GROWTH FUND
                                             DECEMBER 31,
                                                     2003             2002             2001             2000             1999
-----------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $       8.94     $      14.09     $      14.51     $      18.79     $      13.75
                                             ------------     ------------     ------------     ------------     ------------

INCOME FROM INVESTMENT
    OPERATIONS: (3)
   Net investment income (loss)                     (0.09)           (0.12)           (0.18)           (0.12)           (0.15)
   Net realized and unrealized gain (loss)
    on investments                                   4.55            (5.03)           (0.24)           (4.16)            6.02
                                             ------------     ------------     ------------     ------------     ------------
   Total from investment operations                  4.46            (5.15)           (0.42)           (4.28)            5.87
                                             ------------     ------------     ------------     ------------     ------------

LESS DISTRIBUTIONS:
   From net investment income                        0.00             0.00             0.00             0.00             0.00
   From net capital gains                            0.00             0.00             0.00             0.00            (0.83)
   In excess of realized gains                       0.00             0.00             0.00             0.00             0.00
                                             ------------     ------------     ------------     ------------     ------------

   Total distributions                               0.00             0.00             0.00             0.00            (0.83)
                                             ------------     ------------     ------------     ------------     ------------

   Net asset value, end of year              $      13.40     $       8.94     $      14.09     $      14.51     $      18.79
                                             ============     ============     ============     ============     ============

   Total return (2)                                 49.89%          -36.55%           -2.89%         -22.78%            42.68%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $     32,343     $     14,578     $     23,574     $     25,939     $     19,551
   Ratio of expenses to average
    net assets: (4)
    Before expense waivers
     and reimbursement                               1.89%            1.99%            1.67%            1.64%            1.74%
    After expense waivers
     and reimbursement                               1.71%            1.60%            1.66%            1.55%            1.53%

   Ratio of net investment income
    to average net assets (4)                       -0.84%           -1.20%           -1.40%           -0.72%           -1.14%

   Portfolio turnover rate                         309.22%          248.05%          271.11%          173.69%          184.32%



(1)  Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Per share information was calculated based on average shares.

(4)  Annualized when the period presented is less than one year.

(5)  Excludes the effect of short-term "to be announced" security transactions.

(6) For the Atlas Fund of Funds, does not include expenses of the investment companies in which the Fund invests.

                                             FUND OF FUNDS                     GLOBAL GROWTH FUND
                                                            MAY 1, 2002(1)
                                                                   THROUGH
                                             DECEMBER 31,         DEC. 31,     DECEMBER 31,
                                                     2003             2002             2003            2002             2001
----------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $       8.71     $      10.00     $      12.75    $      16.52     $      18.69
                                             ------------     ------------     ------------    ------------     ------------

INCOME FROM INVESTMENT
    OPERATIONS: (3)
   Net investment income (loss)                      0.10             0.10             0.01            0.00            (0.01)
   Net realized and unrealized gain (loss)
    on investments                                   1.73            (1.33)            5.13           (3.77)           (2.16)
                                             ------------     ------------     ------------    ------------     ------------
   Total from investment operations                  1.83            (1.23)            5.14           (3.77)           (2.17)
                                             ------------     ------------     ------------    ------------     ------------

LESS DISTRIBUTIONS:
   From net investment income                       (0.04)           (0.06)            0.00            0.00             0.00
   From net capital gains                            0.00             0.00             0.00            0.00             0.00
   In excess of realized gains                       0.00             0.00             0.00            0.00             0.00
                                             ------------     ------------     ------------    ------------     ------------

   Total distributions                              (0.04)           (0.06)            0.00            0.00             0.00
                                             ------------     ------------     ------------    ------------     ------------

   Net asset value, end of year              $      10.50     $       8.71     $      17.89    $      12.75     $      16.52
                                             ============     ============     ============    ============     ============

   Total return (2)                                 20.97%          -12.27%           40.31%         -22.82%          -11.61%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $     19,990     $      2,071     $    159,443    $     88,842     $    115,042
   Ratio of expenses to average
    net assets: (4)
    Before expense waivers
     and reimbursement                               0.84%(6)         2.12%(6)         1.54%           1.48%            1.40%
    After expense waivers
     and reimbursement                               0.73%(6)         0.85%(6)         1.54%           1.48%            1.40%

   Ratio of net investment income
    to average net assets (4)                        1.04%            1.62%            0.06%          -0.03%           -0.08%

   Portfolio turnover rate                          20.58%           27.55%           37.67%          39.23%           43.59%

                                             GLOBAL GROWTH FUND
                                                     2000             1999
--------------------------------------------------------------------------
   Net asset value, beginning of period      $      19.28     $      14.56
                                             ------------     ------------

INCOME FROM INVESTMENT
    OPERATIONS: (3)
   Net investment income (loss)                      0.03             0.03
   Net realized and unrealized gain (loss)
    on investments                                   0.59             8.10
                                             ------------     ------------
   Total from investment operations                  0.62             8.13
                                             ------------     ------------

LESS DISTRIBUTIONS:
   From net investment income                        0.00             0.00
   From net capital gains                           (0.92)           (3.41)
   In excess of realized gains                      (0.29)            0.00
                                             ------------     ------------

   Total distributions                              (1.21)           (3.41)
                                             ------------     ------------

   Net asset value, end of year              $      18.69     $      19.28
                                             ============     ============

   Total return (2)                                  3.24%           55.85%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    134,929     $     70,300
   Ratio of expenses to average
    net assets: (4)
    Before expense waivers
     and reimbursement                               1.34%            1.48%
    After expense waivers
     and reimbursement                               1.34%            1.48%

   Ratio of net investment income
    to average net assets (4)                        0.15%            0.19%

   Portfolio turnover rate                          53.89%          103.02%


                                             GROWTH OPPORTUNITIES FUND(6)
                                             DECEMBER 31,
                                                     2003             2002                2001                2000
------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $      16.50     $      20.17        $      23.43        $      26.61
                                             ------------     ------------        ------------        ------------

INCOME FROM INVESTMENT
    OPERATIONS:(4)
   Net investment income (loss)                     (0.02)            0.01                0.03                0.24
   Net realized and unrealized gain (loss)
    on investments                                   4.12            (3.67)              (3.26)              (1.52)
                                             ------------     ------------        ------------        ------------
   Total from investment operations                  4.10            (3.66)              (3.23)              (1.28)
                                             ------------     ------------        ------------        ------------

LESS DISTRIBUTIONS:
   From net investment income                       0.005            (0.01)              (0.03)              (0.24)
   From net capital gains                            0.00             0.00                0.00               (1.64)
   In excess of realized gains                       0.00             0.00                0.00               (0.02)
                                             ------------     ------------        ------------        ------------

   Total distributions                               0.00            (0.01)              (0.03)              (1.90)
                                             ------------     ------------        ------------        ------------

   Net asset value, end of year              $      20.60     $      16.50        $      20.17        $      23.43
                                             ============     ============        ============        ============

   Total return (2)                                 24.87%          -18.14%             -13.79%              -4.90%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    354,258     $    263,675        $    365,552        $    454,546
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                               1.16%            1.12%               1.09%               1.02%
    After expense waivers
     and reimbursement                               1.16%            1.12%               1.09%               1.02%

   Ratio of net investment income
    to average net assets (3)                       -0.11%            0.06%               0.15%               0.88%

   Portfolio turnover rate                         113.63%          110.13%             136.06%              66.14%

                                                              S&P 500 INDEX FUNDS
                                                                                                           AUGUST 16, 2000(1)
                                                                                                                      THROUGH
                                                              DECEMBER 31,                                           DEC. 31,
                                                     1999             2003             2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $      22.08     $       5.96     $       7.77     $       8.92     $      10.00
                                             ------------     ------------     ------------     ------------     ------------

INCOME FROM INVESTMENT
    OPERATIONS:(4)
   Net investment income (loss)                      0.14             0.09             0.08             0.05             0.03
   Net realized and unrealized gain (loss)
    on investments                                   6.85             1.56            (1.82)           (1.15)           (1.10)
                                             ------------     ------------     ------------     ------------     ------------
   Total from investment operations                  6.99             1.65            (1.74)           (1.10)           (1.07)
                                             ------------     ------------     ------------     ------------     ------------

LESS DISTRIBUTIONS:
   From net investment income                       (0.14)           (0.05)           (0.07)           (0.05)           (0.01)
   From net capital gains                           (2.32)            0.00             0.00             0.00             0.00
   In excess of realized gains                       0.00             0.00             0.00             0.00             0.00
                                             ------------     ------------     ------------     ------------     ------------

   Total distributions                              (2.46)           (0.05)           (0.07)           (0.05)           (0.01)
                                             ------------     ------------     ------------     ------------     ------------

   Net asset value, end of year              $      26.61     $       7.56     $       5.96     $       7.77     $       8.92
                                             ============     ============     ============     ============     ============

   Total return (2)                                 31.72%           27.74%          -22.37%          -12.36%          -10.66%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    410,721     $     69,929     $     25,497     $     22,007     $      9,516
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                               1.04%            1.09%            1.06%            1.07%            2.66%
    After expense waivers
     and reimbursement                               1.04%            0.50%            0.50%            0.50%            0.50%

   Ratio of net investment income
    to average net assets (3)                        0.59%            1.29%            1.14%            0.88%            0.78%

   Portfolio turnover rate                         102.42%              NA               NA               NA               NA



(1)  Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Annualized when the period presented is less than one year.

(4)  Per share information was calculated based on average shares.

(5)  Dividends from net investment income are less than $0.005.

(6)  Name changed from Growth and Income Fund on November 12, 2003.

                                             STRATEGIC GROWTH FUND
                                             DECEMBER 31,
                                                     2003             2002             2001             2000            1999
----------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $       9.53     $      13.09     $      18.33     $      20.53    $      17.11
                                             ------------     ------------     ------------     ------------    ------------

INCOME FROM INVESTMENT
    OPERATIONS:(4)
   Net investment income (loss)                     (0.05)           (0.05)           (0.02)            0.03           (0.01)
   Net realized and unrealized gain (loss)
    on investments                                   2.19            (3.51)           (5.22)           (2.01)           6.87
                                             ------------     ------------     ------------     ------------    ------------
   Total from investment operations                  2.14            (3.56)           (5.24)           (1.98)           6.86
                                             ------------     ------------     ------------     ------------    ------------

LESS DISTRIBUTIONS:
   From net investment income                        0.00             0.00             0.00            (0.02)           0.00
   From net capital gains                            0.00             0.00             0.00            (0.03)          (3.44)
   In excess of realized gains                       0.00             0.00             0.00            (0.17)           0.00
                                             ------------     ------------     ------------     ------------    ------------

   Total distributions                               0.00             0.00             0.00            (0.22)          (3.44)
                                             ------------     ------------     ------------     ------------    ------------

   Net asset value, end of year              $      11.67     $       9.53     $      13.09     $      18.33    $      20.53
                                             ============     ============     ============     ============    ============

   Total return (2)                                 22.46%          -27.20%          -28.59%           -9.65%          40.12%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $     77,235     $     62,507     $     97,976     $    155,895    $    102,428
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                               1.40%            1.40%            1.26%            1.12%           1.17%
    After expense waivers
     and reimbursement                               1.40%            1.40%            1.26%            1.12%           1.17%

   Ratio of net investment income
    to average net assets (3)                       -0.45%           -0.48%           -0.15%            0.13%          -0.06%

   Portfolio turnover rate                          33.03%          101.71%          175.07%           53.78%         179.98%

                                             VALUE FUND
                                                            MAY 1, 2002(1)
                                                                   THROUGH
                                             DECEMBER 31,         DEC. 31,
                                                     2003            2002
--------------------------------------------------------------------------
   Net asset value, beginning of period      $       8.07     $      10.00
                                             ------------     ------------

INCOME FROM INVESTMENT
    OPERATIONS:(4)
   Net investment income (loss)                      0.11             0.07
   Net realized and unrealized gain (loss)
    on investments                                   1.61            (1.93)
                                             ------------     ------------
   Total from investment operations                  1.72            (1.86)
                                             ------------     ------------

LESS DISTRIBUTIONS:
   From net investment income                       (0.09)           (0.07)
   From net capital gains                            0.00             0.00
   In excess of realized gains                       0.00             0.00
                                             ------------     ------------

   Total distributions                              (0.09)           (0.07)
                                             ------------     ------------

   Net asset value, end of year              $       9.70     $       8.07
                                             ============     ============

   Total return (2)                                 21.32%          -18.64%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $     11,798     $      6,888
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                               1.84%            2.13%
    After expense waivers
     and reimbursement                               1.39%            1.32%

   Ratio of net investment income
    to average net assets (3)                        1.29%            1.35%

   Portfolio turnover rate                         280.69%          247.30%

                                   BOND FUNDS



                                         AMERICAN ENTERPRISE  CALIFORNIA MUNICIPAL BOND FUND
                                         BOND FUND
                                         MAY 1, 2003(1)
                                               THROUGH
                                               DEC. 31,       DECEMBER 31,
                                                     2003             2003                2002                2001
------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period  $          10.05     $      11.52        $      11.16        $      11.27
                                         ----------------     ------------        ------------        ------------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income (loss)                      0.20             0.42                0.47                0.50
   Net realized and unrealized gain
     (loss) on investments                          (0.01)            0.05                0.36               (0.11)
                                         ----------------     ------------        ------------        ------------
   Total from investment operations                  0.19             0.47                0.83                0.39
                                         ----------------     ------------        ------------        ------------

LESS DISTRIBUTIONS:
   From net investment income                       (0.23)           (0.43)              (0.47)              (0.50)
   From net capital gains                            0.00             0.00                0.00                0.00
   Tax return of capital distribution                0.00             0.00                0.00                0.00
                                         ----------------     ------------        ------------        ------------

   Total distributions                              (0.23)           (0.43)              (0.47)              (0.50)
                                         ----------------     ------------        ------------        ------------

   Net asset value, end of year          $          10.01     $      11.56        $      11.52        $      11.16
                                         ================     ============        ============        ============

   Total return (2)                                  1.87%            4.16%               7.57%               3.51%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)     $         20,318     $    333,646        $    303,195        $    246,188
   Ratio of expenses to average
     net assets: (3)
    Before expense waivers and
      reimbursement                                  1.63%            0.93%               0.92%               0.92%
    After expense waivers and
      reimbursement                                  0.00%            0.93%               0.92%               0.92%

   Ratio of net investment income to
     average net assets (3)                          2.96%            3.69%               4.15%               4.40%

   Portfolio turnover rate                          28.03%            7.56%              19.79%              12.60%

                                         CALIFORNIA MUNICIPAL BOND FUND
                                                 2000             1999
----------------------------------------------------------------------
   Net asset value, beginning of period  $      10.48     $      11.49
                                         ------------     ------------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income (loss)                  0.51             0.51
   Net realized and unrealized gain
     (loss) on investments                       0.79            (1.01)
                                         ------------     ------------
   Total from investment operations              1.30            (0.50)
                                         ------------     ------------

LESS DISTRIBUTIONS:
   From net investment income                   (0.51)           (0.51)
   From net capital gains                        0.00             0.00
   Tax return of capital distribution            0.00             0.00
                                         ------------     ------------

   Total distributions                          (0.51)           (0.51)
                                         ------------     ------------

   Net asset value, end of year          $      11.27     $      10.48
                                         ============     ============

   Total return (2)                             12.75%          -4.48%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)     $    213,320     $    198,406
   Ratio of expenses to average
     net assets: (3)
    Before expense waivers and
      reimbursement                              0.93%            0.93%
    After expense waivers and
      reimbursement                              0.93%            0.88%

   Ratio of net investment income to
     average net assets (3)                      4.74%            4.61%

   Portfolio turnover rate                      12.25%           17.01%



(1)  Effective date of registration.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Annualized when the period presented is less than one year.

(4)  Per share information was calculated based on average shares.

(5)  Excludes the effect of short-term "to be announced" security transactions.

                                         NATIONAL MUNICIPAL BOND FUND
                                         DECEMBER 31,
                                                 2003             2002             2001             2000             1999
-------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period  $      11.66     $      11.16     $      11.13     $      10.50     $      11.56
                                         ------------     ------------     ------------     ------------     ------------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income (loss)                  0.42             0.47             0.50             0.52             0.51
   Net realized and unrealized gain
     (loss) on investments                       0.12             0.49             0.03             0.63            (1.06)
                                         ------------     ------------     ------------     ------------     ------------
   Total from investment operations              0.54             0.96             0.53             1.15            (0.55)
                                         ------------     ------------     ------------     ------------     ------------

LESS DISTRIBUTIONS:
   From net investment income                   (0.42)           (0.46)           (0.50)           (0.52)           (0.51)
   From net capital gains                        0.00             0.00             0.00             0.00             0.00
   Tax return of capital distribution            0.00             0.00             0.00             0.00             0.00
                                         ------------     ------------     ------------     ------------     ------------

   Total distributions                          (0.42)           (0.46)           (0.50)           (0.52)           (0.51)
                                         ------------     ------------     ------------     ------------     ------------

   Net asset value, end of year          $      11.78     $      11.66     $      11.16     $      11.13     $      10.50
                                         ============     ============     ============     ============     ============

   Total return (2)                              4.73%            8.81%            4.79%           11.24%           -4.86%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)     $    104,114     $     90,809     $     67,991     $     53,901     $     54,296
   Ratio of expenses to average
     net assets: (3)
    Before expense waivers and
      reimbursement                              0.98%            0.97%            0.97%            1.01%            0.98%
    After expense waivers and
      reimbursement                              0.98%            0.97%            0.97%            1.01%            0.97%

   Ratio of net investment income to
     average net assets (3)                      3.62%            4.08%            4.44%            4.83%            4.62%

   Portfolio turnover rate                      18.88%           22.27%           32.81%           20.12%           16.44%

                                         STRATEGIC INCOME FUND
                                         DECEMBER 31,
                                                 2003             2002            2001             2000             1999
------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period  $       4.14     $       4.20    $       4.37     $       4.67     $       4.98
                                         ------------     ------------    ------------     ------------     ------------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income (loss)                  0.20             0.29            0.36             0.39             0.40
   Net realized and unrealized gain
     (loss) on investments                       0.45            (0.04)          (0.17)           (0.30)           (0.30)
                                         ------------     ------------    ------------     ------------     ------------
   Total from investment operations              0.65             0.25            0.19             0.09             0.10
                                         ------------     ------------    ------------     ------------     ------------

LESS DISTRIBUTIONS:
   From net investment income                   (0.24)           (0.31)          (0.35)           (0.27)           (0.40)
   From net capital gains                        0.00             0.00            0.00             0.00             0.00
   Tax return of capital distribution            0.00             0.00           (0.01)           (0.12)           (0.01)
                                         ------------     ------------    ------------     ------------     ------------

   Total distributions                          (0.24)           (0.31)          (0.36)           (0.39)           (0.41)
                                         ------------     ------------    ------------     ------------     ------------

   Net asset value, end of year          $       4.55     $       4.14    $       4.20     $       4.37     $       4.67
                                         ============     ============    ============     ============     ============

   Total return (2)                             16.10%            6.31%           4.45%            2.05%            1.92%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)     $    262,386     $    128,423    $    102,923     $     77,568     $     67,218
   Ratio of expenses to average
     net assets: (3)
    Before expense waivers and
      reimbursement                              1.30%            1.30%           1.31%            1.36%            1.37%
    After expense waivers and
      reimbursement                              1.30%            1.30%           1.31%            1.36%            1.16%

   Ratio of net investment income to
     average net assets (3)                      4.53%            6.90%           8.31%            8.65%            8.42%

   Portfolio turnover rate                     140.55%(5)        85.26%(5)      114.66%(5)       146.55%          119.62%

                                             U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND
                                             DECEMBER 31,
                                                     2003             2002                2001                2000             1999
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $      10.45     $      10.10        $       9.95        $       9.61        $   10.17
                                             ------------     ------------        ------------        ------------        ---------

INCOME FROM INVESTMENT OPERATIONS: (3)
   Net investment income (loss)                      0.32             0.50                0.56                0.60             0.60
   Net realized and unrealized gain (loss)
     on investments                                 (0.21)            0.36                0.16                0.34            (0.56)
                                             ------------     ------------        ------------        ------------        ---------
   Total from investment operations                  0.11             0.86                0.72                0.94             0.04
                                             ------------     ------------        ------------        ------------        ---------

LESS DISTRIBUTIONS:
   From net investment income                       (0.32)           (0.51)              (0.57)              (0.60)           (0.60)
                                             ------------     ------------        ------------        ------------        ---------

   Total distributions                              (0.32)           (0.51)              (0.57)              (0.60)           (0.60)
                                             ------------     ------------        ------------        ------------        ---------

   Net asset value, end of year              $      10.24     $      10.45        $      10.10        $       9.95        $    9.61
                                             ============     ============        ============        ============        =========

   Total return (2)                                  1.07%            8.69%               7.39%              10.21%            0.39%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    361,498     $    501,248        $    317,583        $    179,462        $ 202,966
   Ratio of expenses to average
     net assets: (4)
    Before expense waivers and reimbursement         1.02%            1.00%               1.03%               1.03%            1.01%
    After expense waivers and reimbursement          1.02%            1.00%               1.03%               1.03%            1.01%

   Ratio of net investment income to
     average net assets (4)                          3.11%            4.85%               5.53%               6.27%            6.05%

   Portfolio turnover rate                          43.71%           30.49%              19.75%               1.66%           20.67%



(1)  Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Per share information was calculated based on average shares.

(4)  Annualized when the period presented is less than one year.

                                   MONEY FUNDS



                                             CALIFORNIA MUNICIPAL MONEY FUND
                                             DECEMBER 31,
                                                     2003             2002             2001             2000             1999
-----------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
                                             ------------     ------------     ------------     ------------     ------------

INCOME FROM INVESTMENT OPERATIONS: (3)
   Net investment income (loss)                     0.004            0.009            0.019            0.030            0.024
   Net realized and unrealized gain (loss)
     on investments                                 0.000            0.000            0.000            0.000            0.000
                                             ------------     ------------     ------------     ------------     ------------
   Total from investment operations                 0.004            0.009            0.019            0.030            0.024
                                             ------------     ------------     ------------     ------------     ------------

LESS DISTRIBUTIONS:
   From net investment income                      (0.004)          (0.009)          (0.019)          (0.030)          (0.024)
                                             ------------     ------------     ------------     ------------     ------------

   Total distributions                             (0.004)          (0.009)          (0.019)          (0.030)          (0.024)
                                             ------------     ------------     ------------     ------------     ------------

   Net asset value, end of year              $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
                                             ============     ============     ============     ============     ============

   Total return (2)                                  0.45%            0.86%            1.93%            3.03%            2.44%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $     25,400     $     36,099     $     39,266     $     37,924     $     29,316
   Ratio of expenses to average
     net assets: (4)
    Before expense waivers and reimbursement         0.97%            0.91%            0.90%            0.94%            0.95%
    After expense waivers and reimbursement          0.60%            0.59%            0.61%            0.63%            0.63%

   Ratio of net investment income to
     average net assets (4)                          0.46%            0.85%            1.92%            2.98%            2.41%

   Portfolio turnover rate                             --               --               --               --               --

                                             MONEY MARKET FUND                 U.S. TREASURY MONEY FUND
                                                          MARCH 4, 2002(1)
                                                                   THROUGH
                                             DECEMBER 31,         DEC. 31,     DECEMBER 31,
                                                     2003             2002             2003            2002             2001
----------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $       1.00     $       1.00     $       1.00    $       1.00     $       1.00
                                             ------------     ------------     ------------    ------------     ------------

INCOME FROM INVESTMENT OPERATIONS: (3)
   Net investment income (loss)                     0.012            0.014            0.003           0.009            0.033
   Net realized and unrealized gain (loss)
     on investments                                 0.000            0.000            0.000           0.000            0.000
                                             ------------     ------------     ------------    ------------     ------------
   Total from investment operations                 0.012            0.014            0.003           0.009            0.033
                                             ------------     ------------     ------------    ------------     ------------

LESS DISTRIBUTIONS:
   From net investment income                      (0.012)          (0.014)          (0.003)         (0.009)          (0.033)
                                             ------------     ------------     ------------    ------------     ------------

   Total distributions                             (0.012)          (0.014)          (0.003)         (0.009)          (0.033)
                                             ------------     ------------     ------------    ------------     ------------

   Net asset value, end of year              $       1.00     $       1.00     $       1.00    $       1.00     $       1.00
                                             ============     ============     ============    ============     ============

   Total return (2)                                  1.21%            1.45%            0.29%           0.93%            3.32%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $     47,486     $     18,376     $     30,413    $     46,337     $     75,962
   Ratio of expenses to average
     net assets: (4)
    Before expense waivers and reimbursement         1.04%            1.27%            1.11%           1.02%            0.99%
    After expense waivers and reimbursement          0.00%            0.00%            0.78%           0.74%            0.73%

   Ratio of net investment income to
     average net assets (4)                          1.17%            1.71%            0.30%           0.94%            3.31%

   Portfolio turnover rate                             --               --               --              --               --

                                             U.S. TREASURY MONEY FUND
                                                     2000             1999
--------------------------------------------------------------------------
   Net asset value, beginning of period      $       1.00     $       1.00
                                             ------------     ------------

INCOME FROM INVESTMENT OPERATIONS: (3)
   Net investment income (loss)                     0.052            0.040
   Net realized and unrealized gain (loss)
     on investments                                 0.000            0.000
                                             ------------     ------------
   Total from investment operations                 0.052            0.040
                                             ------------     ------------

LESS DISTRIBUTIONS:
   From net investment income                      (0.052)          (0.040)
                                             ------------     ------------

   Total distributions                             (0.052)          (0.040)
                                             ------------     ------------

   Net asset value, end of year              $       1.00     $       1.00
                                             ============     ============

   Total return (2)                                  5.35%            4.02%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $     81,925     $     55,892
   Ratio of expenses to average
     net assets: (4)
    Before expense waivers and reimbursement         1.02%            1.03%
    After expense waivers and reimbursement          0.68%            0.69%

   Ratio of net investment income to
     average net assets (4)                          5.24%            3.96%

   Portfolio turnover rate                             --               --

  APPENDIX: DESCRIPTION OF RATINGS

In general, the ratings of Moody's Investors Services, Inc., Standard & Poor's Corporation (S&P), and other nationally recognized rating organizations represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized that these ratings are relative and subjective and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields, while other bonds of the same maturity and coupon with different ratings may have the same yield.

These ratings will be used by the Atlas Funds as initial criteria for selection of portfolio securities, but the funds will also rely upon the independent advice of the adviser and subadvisers, if any, to evaluate potential investments.

After purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of these securities, but the Adviser will consider rating changes in determining whether the fund should continue to hold them.

If a rating given by Moody's or S&P changes as a result of changes in these organizations or their rating systems, the funds will attempt to use comparable ratings as standards for their investments. Fund investments will be made and reviewed in accordance with the investment policies contained in this prospectus and in the Statement of Additional Information.

  Moody's Investors Services, Inc.

Moody's describes its ratings for debt securities as follows:

Bonds

AAa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, changes that can be anticipated are not likely to impair the fundamentally strong position of these issues.

Aa. Bonds rated Aa are judged by all standards to be of high quality. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities. Fluctuation of protective elements may be of greater magnitude, or there may be other factors present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Elements giving security to principal and interest are considered adequate, but factors may be present which suggest a susceptibility to impairment at some time in the future.

Baa. Bonds rated Baa are considered to be medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative elements as well.

Ba. Bonds rated Ba are judged to have speculative characteristics. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be only moderate and, therefore, not well safeguarded during both good and bad times in the future.

Uncertainty of position characterizes bonds in this class.

B. Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over a long period of time may be small.

Caa. Bonds rated Caa are of poor standing. These issues may be in default, or there may be some danger with respect to principal or interest payments.

Ca. Bonds rated Ca represent obligations which are highly speculative. These issues are often in default or have other significant shortcomings.

C. Bonds rated C are the lowest rated class of bonds. These issues have extremely poor prospects of ever attaining any real investment standing.

Notes and variable rate obligations

MIG 1/VMIG 1. The MIG 1 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes best quality. There is strong protection from established cash flows, superior liquidity, or demonstrated broad-based access to the market for refinancings.

MIG 2/VMIG 2. The MIG 2 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

Commercial paper

PRIME-1. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  STANDARD & POOR'S CORPORATION

S&P describes its ratings for debt securities as follows:

Bonds

AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA. Bonds rated AA have a very strong capacity to pay interest and repay principal. They differ from the higher rated issues only by a small degree.


A. Bonds rated A have a strong capacity to pay interest and repay principal. They are somewhat more susceptible to adverse changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are thought to have an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to weaken capacity to pay interest and repay principal than bonds in higher rated categories.

BB, B, CCC AND CC. Bonds rated BB, B, CCC and CC are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest. While bonds with these ratings are likely to have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

C AND D. The rating C is reserved for income bonds on which no interest is being paid. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Notes

SP-1. The SP-1 rating denotes a strong or very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. The SP-2 rating denotes a satisfactory capacity to pay principal and interest.

Commercial paper

A-1. The A-1 designation indicates a very strong degree of safety regarding timely payment. Issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2. The A-2 designation indicates a strong capacity for timely payment. However, the relative degree of safety is not as high as for issues designated A-1.

  How to obtain more informationabout Atlas Funds

You can find more information about the Atlas Funds' investment policies in the Statement of Additional Information (SAI), which is incorporated by reference in this prospectus (legally considered part of this prospectus). The SAI is available free of charge.

To request a copy of the Atlas Funds' SAI, please call us toll-free at 1-800-933-ATLAS (1-800-933-2852). If you have access to the Internet, you can find the SAI at the Securities and Exchange Commission's Web site at www.sec.gov.

You can find further information about Atlas Funds in our annual and semi-annual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal year.

To request a copy of the most recent annual or semi-annual report, please call us at 1-800-933-ATLAS (1-800-933-2852).

                               Atlas Assets, Inc.
                                794 Davis Street
                              San Leandro, CA 94577
                               www.atlasfunds.com

                              SEC File No. 811-5485

[RECYCLED SYMBOL]

                   The investments you want from the people(R)

                                                                      [ATLAS(R)]

                                                           ATLAS FUNDS
                                                           794 Davis Street
                                                           San Leandro, CA 94577
                                                           1-800-933-ATLAS
                                                           www.atlasfunds.com

Information about the Company can be reviewed and copied at the U.S. Securities and Exchange Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Company are EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of the same information obtained, after paying a duplicating fee, by electronic request at the following e-mail address: or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File No.811-5485                               AT-716 (AS108.5M44) RE4109-01

                                   ATLAS FUNDS

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   ----------

                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                        1-800-933-ATLAS (1-800-933-2852)


                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2004

    This Statement of Additional Information ("Statement"), which may be amended from time to time, concerning Atlas Funds (the "Company") is not a Prospectus for the Company. This Statement supplements the Prospectus dated April 30, 2004 and investors should read it in conjunction with that Prospectus. The Company's audited financial statements and financial highlights appearing in the 2003 Annual Report to Shareholders are incorporated by reference into this Statement. A copy of the Prospectus, which may be amended from time to time, and Annual Report are available without charge by writing or calling the Company at the address or telephone number printed above.

TABLE OF CONTENTS


                                                                             PAGE
Fund History                                                                    1
Description of the Funds and Their Investments and Risks                        1
Fundamental Investment Restrictions                                            38
Portfolio Turnover                                                             43
Management of the Company                                                      44
Control Persons and Principal Holders of Securities                            50
Investment Advisory and Other Services                                         52
Brokerage Allocation and Other Practices                                       58
Capital Stock and Other Securities                                             62
Purchase, Redemption and Pricing of Shares                                     62
Other Investment and Redemption Services                                       65
Taxation of the Funds                                                          66
Financial Statements                                                           72
Appendix A--Industry Classifications                                          A-1
Appendix B--Proxy Voting Procedures                                           B-1

                             FUND HISTORY (ITEM 11)

    The Atlas Funds (the "Funds") were first registered on November 19, 1987 as a Maryland Corporation under the name "Golden West Investment Company, Inc." On January 10, 1990, the U.S. Securities and Exchange Commission declared effective the first five separate series of shares for public offering. On December 21, 1991, it changed its name to "Atlas Assets, Inc." On February 27, 2004, the Funds reorganized into a Delaware Statutory Trust and changed its name to its current name "Atlas Funds."

       DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS (ITEM 12)

    The Company is an open-end, management investment company. The investment objectives and policies of each of the Funds are described in the Prospectus. Supplemental information about those policies is set forth below. Certain capitalized terms used in this Statement are defined in the Prospectus. The S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the S&P 500 Index Master Portfolio ("Master Portfolio") of Master Investment Portfolio ("Trust"). References to the investments and investment policies of the S&P 500 Index Fund, unless otherwise indicated, should be understood as references to the investments and investment policies of the Master Portfolio.

    Each Atlas Fund, with the exception of Fund of Funds, California Municipal Money Fund and California Municipal Bond Fund (the "California Funds"), is "diversified." This means that, with respect to at least 75% of a Fund's total assets, it will limit its purchases of the securities of a single issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other registered investment companies) to no more than 5% of total assets and no more than 10% of the issuer's outstanding voting securities.

    Fund of Funds and the California Funds are classified as "non-diversified" under the Investment Company Act of 1940, due to the limited number of securities available to meet their investment objectives. This means they are not limited in the proportion of their respective assets that may be invested in the obligations of a single issue or issuer. Each of these funds will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned by each Fund to each investor. The Atlas California Municipal Bond Fund may assume large positions in the obligations of a small number of issuers which may cause the Fund's share price to fluctuate to a greater extent than share prices of funds holding more diversified portfolios.


INVESTMENT RISKS - ATLAS STRATEGIC INCOME FUND.

    With the exception of U.S. Government Securities, the debt securities the Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will

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not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset value. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.


SPECIAL RISKS -JUNK BONDS.


    In seeking high current income, the Strategic Income Fund may invest in higher-yielding, lower-rated debt securities ("junk bonds"). There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. The American Enterprise Bond, Global Growth, Emerging Growth, and S&P 500 Index Funds may also invest in lower-rated securities, but to a much more limited extent. The Funds other than the American Enterprise Bond, Strategic Income, Global and Emerging Growth Funds invest only in "investment grade" debt securities within the four highest rating quality grades such as Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB). Lower-rated debt securities are those rated below investment grade, such as debt securities that have a rating lower than "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"). These securities may be rated as low as "C" or "D" or may be in default at the time of purchase. The portfolio managers do not rely solely on ratings of securities by rating agencies when selecting investments for a Fund, but evaluate other economic and business factors as well. The Funds may invest in unrated securities that the portfolio managers believe offer yields and risks comparable to rated securities.

    These risks mean that a Fund may not achieve the expected income from lower-grade securities, and that a Fund's net asset value per share may be affected by declines in value of these securities. The Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced.

    Risks of high yield securities may include:

        -   limited liquidity and secondary market support;

        - substantial market price volatility resulting from changes in prevailing interest rates;

        -   subordination to the prior claims of banks and other senior lenders;

        - the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause a Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities;

        - the possibility that earnings of the issuer may be insufficient to meet its debt service; and

        - the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

    As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds

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and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

    DERIVATIVE INVESTMENTS.


    The Strategic Income Fund and the S&P 500 Index Fund invest in a number of different kinds of derivative investments. The Funds may use some types of derivatives for hedging or diversification purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency.


    In addition to the risk that the company issuing the instrument might not pay the amount due on the maturity of the instrument, there is also the risk that the underlying investment or security might not perform the way the portfolio manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a Fund will realize less income than expected from its investments, which will affect the Fund's share price. Certain derivative investments held by a Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited.

    One type of derivative the Funds may invest in is an "index-linked" or "commodity-linked" note. Principal and/or interest payments on such a note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment a Fund may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.


    Other derivative investments the Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case, there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected). The Funds are not restricted to investing in the derivative investments described in the foregoing paragraphs, and may invest in other derivative investments as they become available.


    The S&P 500 Index Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the S&P 500 Index Fund: (ii) the purchase of a futures contract when the S&P 500 Index Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the S&P 500 Index Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the S&P 500 Index Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

U.S. GOVERNMENT AND MORTGAGE SECURITIES.

    The U.S. Government and Mortgage Securities Fund invests substantially in mortgage-backed securities issued by FNMA and FHLMC. Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages. Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.

    If interest rates decline, these prepayments tend to increase due to refinancing of mortgages. Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages. Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be. The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment. Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will result in some loss to the extent of the premium. Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.

    Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States. FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency. The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.

    The U.S. Government and Mortgage Securities and Strategic Income Funds may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. These Funds may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

REPURCHASE AGREEMENTS.


    Each Atlas Fund, except the U.S. Treasury Money Fund, may engage in repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Funds' holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of

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the underlying securities will be monitored by Atlas Advisers, Inc. (the
"Adviser") or by a Fund's Sub-Adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.

    A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. The Adviser, or the Sub-Adviser if applicable, acting under the supervision of the Board of Trustees, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.


    A repurchase agreement is considered to be a loan collateralized by the underlying securities under the Investment Company Act of 1940, as amended (the "1940 Act"). Investments by the Municipal Funds in repurchase agreements, if any, are limited by the restrictions on those Funds' investment in taxable instruments.


EXCHANGE TRADED FUNDS.

    The S&P 500 Master Portfolios may purchase shares of exchange-traded funds ("ETFs"). Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts
- to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolios may invest a small portion of their assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by a Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, a Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

    An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


REVERSE REPURCHASE AGREEMENTS.

    The Strategic Growth, Global Growth, Strategic Income and Bond Funds may engage in reverse repurchase agreements, which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements. Under the 1940

Act, these agreements are considered borrowings by the Funds and are subject to the percentage limitations on borrowings described below under "BORROWING." The agreements are subject to the same types of risks as borrowings described below.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

    In order to secure yields or prices deemed advantageous at the time, all Funds may purchase or sell securities on a "when-issued" or "delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

    At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

    Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

    When a Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. A Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount equal to the amount of its when-issued or firm commitment obligation. A Fund will limit these transactions to a value of no more than one-third of its assets.

    When-issued transactions and forward commitments allow a Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

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DOLLAR REVERSE REPURCHASE AND REVERSE DOLLAR REVERSE REPURCHASE AGREEMENTS
(DOLLAR-ROLLS).

    The U.S. Government and Mortgage Securities Fund, the Strategic Income Fund and the Balanced Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by a Fund of securities that are substantially similar to those sold or purchased by that Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or Government Sponsored Enterprise, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements are subject to the same risks and restrictions as described above with respect to reverse repurchase agreements. Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

OPTIONS ON SECURITIES, INDICES AND CURRENCIES (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THE FOLLOWING OPTIONS).

1.  PURCHASING PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES.

    By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security or currency to the writer of the option at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

    A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security or currency at the strike price. The Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

    Put options may be used by a Fund to hedge against losses on sales of securities. If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. At the same time, because the maximum the Fund has at risk is option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

    A Fund may also purchase options whether or not it holds such securities in its portfolio. Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security or currency at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell. At the same time, the Fund can expect to suffer a loss if security or currency prices do not rise sufficiently to offset the cost of the option.

2.  WRITING PUT AND CALL OPTIONS ON SECURITIES.

    When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

    A Fund may write a put option as an alternative to purchasing a security. If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received. If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If the security's price falls, the Fund would expect to suffer a loss. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.

    A Fund will only sell "covered" options where it owns an offsetting position or maintains cash or liquid securities with a sufficient value to meet its obligations. There is no limit on the amount of covered call options a Bond or Stock Fund may sell, but it may sell covered put options only to the extent that the cover does not exceed 25% of a Fund's net assets.

3.  SECURITIES INDEX OPTION TRANSACTIONS.

    A Fund may buy or sell a securities index option at a fixed price. No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500 Composite Stock Price Index. Some index options are based on narrower industry averages or market segments.

    The Company expects that a Fund's options transactions will normally involve broad-based indices, though it is not limited to these indices. Since the value of index options depends primarily on the value of their underlying indexes, the performance of broad-based indices will generally reflect broad changes in securities prices. A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund. In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index options positions. Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

4.  COMBINED OPTION POSITIONS.

    A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5.  RISKS OF TRANSACTIONS IN OPTIONS.

    An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund. For some options no secondary market on an exchange may exist at all. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent sale of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivered the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    In addition, options on indices are subject to certain risks that are not present with other options. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument. In addition, index prices may be distorted or interrupted if trading of certain instruments included in the index is interrupted. If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, may be unable to exercise an option being held, which could result in substantial losses to a Fund. However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.


    The eligible Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options. Unlike listed option positions, positions in over-the-counter options may be closed out only with the other party to the options transaction. Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options. The eligible Funds will enter into unlisted option transactions only with securities dealers which the Adviser or a Sub-Adviser believes to be of high credit standing and to maintain a liquid market for such options. Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

1. INTEREST RATE AND CURRENCY FUTURES TRANSACTIONS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THESE TRANSACTIONS).

    The Bond and Stock Funds may purchase or sell interest rate and currency futures contracts in hedging transactions. When a Fund purchases a futures contract, it agrees to purchase the underlying instrument or currency at a specified future date and price. When a Fund sells a futures contract, it agrees to sell the underlying instrument or currency at a specified future date and price.

    No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.

    Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities or currencies underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. These daily payments to account for valuation changes are a process known as "marking-to-market." If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The party that has a gain may be entitled to receive all or a part of this amount. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.


    Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's investment limitation. In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser, or Sub-Adviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.


    The purpose of the acquisition or sale of a futures contract by an eligible Fund is to protect that Fund from fluctuations in rates on securities or currencies without actually buying or selling the securities or currencies. The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate -- but not totally offset - the decline in the value of the portfolio. The value of all futures contracts sold by a Fund will not exceed 25% (50% in the case of the Strategic Income Fund) of its net asset value.

2. SECURITIES INDEX FUTURES CONTRACTS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

    When a Fund purchases a securities index futures contract, it agrees to purchase the underlying index at a specified future date and price. When a Fund sells a securities index futures contract, it agrees to sell the underlying index at a specified future date and price.

    The majority of index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss. If a Fund holds an index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.

    A Fund may purchase securities index futures contracts in an attempt to remain fully invested in the securities market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase stock index futures contract in order to participate in changes in stock prices. A Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

    When a Fund wishes to sell securities, it may sell securities index futures contracts to hedge against securities market declines until the sale can be completed. For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

3. OPTIONS ON FUTURES CONTRACTS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

    An option on a futures contract is an agreement to buy or sell the futures contract. Exercise of the option results in ownership of a position in the futures contract. Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a futures commission merchant ("FCM") as described above with respect to futures contracts. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

4.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES.


    There are risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Adviser, or Sub-Adviser if applicable, to forecast movements in the direction of interest rates. These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds. In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.


    As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities in which the Fund invests. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

    Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

    Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

    Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise. In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid. The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

5.  LIMITATIONS ON TRANSACTIONS IN FUTURES AND OPTIONS ON FUTURES.


    The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator"and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Company does not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.

    The Company's policies regarding futures contracts and options discussed in this Statement of Additional Information are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies. The Company will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Company's shareholders.


ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.

    A Fund eligible to participate in futures and options will not use leverage in its options and futures strategies. In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

    A Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SWAPS

1.  INTEREST RATE SWAPS.

    Each Bond Fund may engage in interest rate swaps. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

2.  SWAP OPTIONS.

    Each Bond Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the prespecified date) or American-style (exercisable during a designated period). The buyer of the right to pay fixed rate payments pursuant to a swap option is said to own a put. The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.

3.  CAPS AND FLOORS.

    Each Bond Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.

4.  RISKS ASSOCIATED WITH SWAPS.

    The risks associated with interest rate swaps and interest rate caps and floors are similar to those described previously with respect to over-the-counter options. In connection with such transactions, the Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

5.  CREDIT SWAP TRANSACTIONS

    The Bond Funds may enter into a credit swap transaction to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The funds entering into these transactions record an increase or decrease to interest income, in the amount due to or owed by the funds at termination or settlement. The funds enter into swaps only on securities it owns. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The funds segregate liquid assets to cover any amounts it could owe under swaps that exceed to the amounts it is entitled to receive.

SMALL, UNSEASONED COMPANIES.

    Each Stock Fund, other than the S&P 500 Index Fund, may invest in securities of small, unseasoned companies. In view of their limited liquidity and price volatility, each Stock Fund, other than the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors that have operated less than three years. The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets. The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

CONVERTIBLE SECURITIES.

    Each Stock Fund (other than the S&P 500 Index Fund) and the Strategic
Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks. These securities are generally convertible into shares of common stock at a stated price or rate. The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.

WARRANTS.

    Each Stock Fund and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Those prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES.

    Each Stock Fund, other than the S&P 500 Index Fund, and the Strategic
Income Fund may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States. These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad. The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Global Growth and Emerging Growth Funds, will invest in excess of 15% of its assets in foreign securities. The Global Growth Fund normally invests a substantial portion of its assets in foreign securities. The Emerging Growth Fund may invest up to 25% of its assets in foreign securities.

    Foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

    Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

    Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:

        -   reduction of income by foreign taxes;

        - fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

        -   transaction charges for currency exchange;

        -   lack of public information about foreign issuers;

        - lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

        -   less volume on foreign exchanges than on U.S. exchanges;

        - greater volatility and less liquidity on foreign markets than in the U.S.;

        - less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

        -   greater difficulties in commencing lawsuits against foreign issuers;

        - higher brokerage commission rates and custodial costs than in the U.S.;

        - increased risks of delays in settlement of portfolio transactions or loss of certificates of portfolio securities;

        - possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

        -   differences between the U.S. economy and foreign economies.

    In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be reimposed.

    Foreign securities that a Fund may purchase include securities issued by issuers in undeveloped or emerging markets. Such investments involve added risks, including less developed legal and economic structures, less stable political systems, illiquid securities markets, and greater volatility of prices.

    The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.

DEBT SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES.

    The Strategic Income Fund and the S&P 500 Index Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Strategic Income Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

    The percentage of the Strategic Income Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Strategic Income Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, neither Fund is restricted in the amount of its assets it may invest in foreign countries or in any single country and has no limitations on the maturity or capitalization of the issuer of the foreign debt securities in which it invests.

    The Strategic Income Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Strategic Income Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components:

        -   any collateralized repayment of principal at final maturity;

        -   the collateralized interest payments;

        -   the uncollateralized interest payments; and

        - any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).

    In the event of a default with respect to collateralized Brady Bond as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

    The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

    Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of each Stock Fund and the Strategic Income Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract) or through the purchase and sale of futures contracts and exchange listed put and call options on currencies. It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not intend to speculate in foreign currency exchange rates or forward contracts.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their

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customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


    When the Adviser, or a Fund's Sub-Adviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency (or a correlated currency held by the fund through "cross-hedging" as explained below) in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.


    A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    It is impossible to forecast with precision the market value of securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.


    Each Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Adviser or Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

    Each Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or Sub-Adviser. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.


    The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a forward contract. In addition, forward contracts and the value of securities used to cover such contracts may be considered illiquid assets for purposes of the investment restriction applicable to illiquid investments.

LOANS OF PORTFOLIO SECURITIES.


    Each Fund may lend its portfolio securities to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit U.S. Government securities or other high-quality debt obligations. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Company, the Adviser or the Stock Funds' Sub-Adviser. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. A Fund will limit these transactions to a value of loaned securities of no more than 25% of its assets.

BORROWING.

    From time to time, the Atlas Global Growth Fund, Atlas Strategic Income Fund and the Atlas Strategic Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds. Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case.

ILLIQUID AND RESTRICTED SECURITIES.

    The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A) may be negotiated by a Fund at the time such securities are purchased by the Fund. When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund would bear the risks of any downward price fluctuation during that period. A Stock Fund also may acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.

ZERO COUPON SECURITIES.

    The Atlas Bond and Stock Funds, other than the S&P 500 Index Fund, may invest in zero coupon securities issued by the U.S. Treasury or by corporations. The Municipal Bond Funds may invest in zero coupon securities issued by municipalities. Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons. Corporate and municipal zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such zero coupon securities, in addition to being subject to the risks identified below are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

    Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. A Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.

DEBT SECURITIES OF U.S. COMPANIES.

    The Funds' investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) together with preferred stocks.

    The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by a Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, that Fund would realize a loss (or gain) in market value; the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.

PREFERRED STOCKS.

    Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

PARTICIPATION INTERESTS.

    The Strategic Income Fund may invest in participation interests, subject to the limitation on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Fund's Adviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness. These same standards apply to participation interests in loans to foreign companies.

ASSET-BACKED SECURITIES.

    These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

SHORT SALES AGAINST-THE-BOX.

    In such short sales, while the short position is open, an Atlas Stock Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. No more than 15% of a Fund's net assets will be held as collateral for such short sales at any one time.

MUNICIPAL OBLIGATIONS.

    Municipal securities will be purchased by the Municipal Funds. Such obligations are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Taxes" below.

    Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

    The two principal classifications of municipal obligations are general obligation and limited obligation (or revenue) bonds. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations, both within and between the two principal classifications.

    Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

    The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

    MUNICIPAL NOTES.

    Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. The portfolios of the Atlas National Municipal Money Fund and the Atlas California Municipal Money Fund will consist primarily of these short-term obligations. Municipal notes of municipal issuers include:

            TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as income, sales, use and business taxes, and are payable from these specific future taxes.

            REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

            BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.

    MUNICIPAL COMMERCIAL PAPER.

    Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of Municipal notes to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS.

    The Funds may purchase floating rate and variable rate obligations, including participation interests therein. The S&P 500 Index Fund will not invest more than 10% of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate.


    Frequently banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Adviser, be equivalent to the quality standard prescribed for the Funds. The maturity of floating and variable rate obligations is equal to the period during which a particular rate is in effect, or, if longer, the period required to demand payment of the obligation.


    The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). A Fund holding a participation interest has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

    INSURANCE.

    The Municipal Funds will invest in varying amounts, in municipal securities covered by insurance guaranteeing the scheduled payment of principal and interest thereon. A Fund will receive payments of insurance for any installment of interest and principal due for payment but which is unpaid by reason of nonpayment by the issuer. The insurance feature insures the scheduled payment of interest and principal but does not guarantee the market value of the insured municipal securities nor the value of the shares of the Municipal Funds.

    Each of the municipal security insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves may vary from company to company. Municipal security insurance companies are obligated to pay a security's interest and principal when due if the issuing entity defaults on the insured security. Although defaults on insured municipal securities have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal security insurer to pay claims to holders of insured securities, such as a Municipal Fund.

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PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS.

    The following describes certain risks with respect to municipal obligations of California issuers in which the Municipal Funds may, and the California Funds predominately will, invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California, the latest of which is dated March 25, 2004, however, it has not been updated since that time. While the Adviser and Sub-Adviser have not independently verified such information, they have no reason to believe that such information is not correct in all material respects. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California (the "State"), and there is no responsibility on the part of the State of California to make payments on such local obligations.

    The economy of the State is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption.

    A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and can be adversely affected by, a significant downturn in the performance of the stock markets. For example, the State estimates that stock market related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $5.2 billion in 2002-03.

    Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State has experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, were an estimated $59.7 billion in 2001-02 and an estimated $61.9 billion in 2002-03, and, as of January 9, 2004, are projected to be $66.3 billion in 2003-04 and $70.7 billion in 2004-05.

    In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.

STATE BUDGET.

    PRIOR YEARS' FINANCIAL RESULTS. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, with the State's General Fund taking in substantially greater tax revenue than was initially planned when the budgets were enacted for the fiscal years ended in 1996, 1997, 1998, 1999 and 2000 ($2.2 billion, $1.6 billion, $2.4 billion, 1.7 billion and $8.2 billion, respectively), and no external deficit borrowing occurred over the end of the five fiscal years prior to 2001-02. The final estimate of 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

    2002 BUDGET ACT. The 2002 Budget Act initially forecast $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures. The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes. The revenue estimates proved to be substantially overstated, as expected economic recovery did not occur. Based on revised estimates in the 2004-05 Governor's Budget, revenues and transfers in 2002-03 were $71.3 billion, with expenditures of $77.5 billion.

    The Legislature passed budget adjustment legislation in March and April 2003, totaling about $6.9 billion in spending reductions, deferrals and funding transfers ($3.3 billion for 2002-03 and $3.6 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding. The totals reflect the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the Public Employees' Retirement System. However, the issuance of the pension obligations bonds may be delayed or cancelled for the 2003-04 fiscal year due to a trial court ruling declining to validate the pension obligation bonds.

    2003 BUDGET ACT. The 2003 Budget Act forecasted $73.4 billion in General Fund revenues and transfers and $71.1 billion in expenditures. The 2003 Budget Act addresses its potential $38.2 billion gap between expenditures and resources through a combination of program reductions ($17.6 billion), deficit financing ($10.7 billion), new revenues ($4.5 billion), funding shifts ($4.4 billion) and loans and other borrowing ($2.3 billion).

    At a special election held in October 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who took office in November. Governor Schwarzenegger proposed placing a bond measure on the March 2004 ballot which would authorize the issuance of up to $15 billion of economic recovery bonds to replace the fiscal recovery bonds authorized by the 2003 Budget Act. On March 2, 2004, California voters approved both the fiscal recovery bonds and a related balanced budget amendment described under "Economic Recovery Bonds" below.

    In December 2003, the Governor proposed additional reductions totaling $3.9 billion ($2.3 billion in 2003-04 and $1.6 billion in 2004-05), which are presently being considered by the

Legislature. These proposals include reductions to Medi-Cal payments and the cancellation of a highway and transit improvement program adopted in calendar year 2000.

    Fiscal Year 2004-05 Budget. The 2004-05 Governor's Budget, released on January 9, 2004, projects General Fund revenues for 2003-04 of $77.6 billion, an increase of $4.3 billion compared with 2003 Budget Act estimates (including a $2 billion increase in major tax revenues due to the improved economic forecast and $3 billion in additional bond proceeds). This budget also forecasts General Fund expenditures for 2003-04 of $78.0 billion, an increase of $6.9 billion compared with 2003 Budget Act estimates (including $2.65 billion in expenditures for vehicle license fee backfill payments to local governments which were suspended by Governor Davis in July 2003, but resumed by Governor Schwarzenegger in November 2003).

    The 2004-05 Governor's Budget reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. This budget projected General Fund revenues for 2004-05 of $76.4 billion, a decrease of $1.2 billion compared with revised estimates for 2003-04. General Fund expenditures were projected at $76.1 billion, a decrease of $2.0 billion compared with revised estimates for 2003-04. The 2004-05 Budget includes $7.3 billion in program reductions and related cost savings in 2003-04 and 2004-05 combined. Finally, the budget proposes a $1.3 billion property tax shift from local governments to schools. These proposed spending cuts are controversial and there can be no assurance which will eventually be enacted by the Legislature.

    In its January 2004 report, the Legislative Analyst's Office observed that even with spending reductions, the 2004-05 Budget does not fully address the state's ongoing budget problem - leaving a roughly $6 billion shortfall between expenditures and revenues in 2005-06. The report concludes that additional savings proposals or revenue increases will be necessary to resolve the State's "chronic budget crisis."

    FUTURE BUDGETS. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

    STATE INDEBTEDNESS. As of February 1, 2004, the State had approximately $31.4 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $22.2 billion remained unissued as of that date. In addition to the $15 billion of economic recovery bonds and the $12.3 billion of Kindergarten-University Public Education Facilities Bonds approved by voters in March 2004, the Legislature has approved placing a $9.95 billion bond measure for high-speed rail transit on the ballot in 2004 and additional bond proposals may be added in 2004.

    RATINGS. As of March 25, 2004, the State's general obligation bonds were rated Baa1 by Moody's, BBB by Standard & Poor's, and BBB by Fitch Ratings. In December 2003, Fitch Ratings lowered the State's general obligation bond rating to BBB from A citing California's heavy reliance on the completion of an increased deficit financing, the tremendous amount of measures needed to close a widening budget gap, and the decision to submit the deficit bonds and the balanced budget proposal for the March 2004 election, which would inject another element of uncertainty. Also in December 2003, Moody's lowered its rating to Baa1 from A3 and stated that the downgrade reflects the State's recent action to cut the Vehicle License Fee, with immediate effect, as well as the continuing inability to reach political consensus on solutions to its budget and financial problems. However, in March 2004, Moody's changed its outlook to "stable" from "negative outlook" following the outcomes of voter approval of the economic recovery bonds and balanced budget amendment at the beginning of the month. In July 2003, Standard and Poor's lowered its rating to BBB from A, citing the lack of progress in adopting a fiscal 2004 budget and the gubernatorial recall election as reasons for the downgrade. However, Standard and Poor's stated that further credit deterioration in the short term is unlikely absent a severe cash flow crisis. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

    ECONOMIC RECOVERY BONDS. The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds will be secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment ("Proposition 58"), may be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds will be secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

    The State plans to issue a sufficient amount of economic recovery bonds to provide $12.3 billion of net proceeds to the General Fund in fiscal year 2003-04. The cash flow projections included in the 2004-05 Governor's Budget assume that $12.3 billion of net proceeds from economic recovery bonds will be deposited in the General Fund by June 2004. The State may issue the remainder of authorized economic recovery bonds in future fiscal years. The State's General Obligation Bond Law authorizes the issuance of short-term bond anticipation notes payable from the proceeds of voter authorized bonds. The State may issue long-term bonds under Proposition 57 or bond anticipation notes followed by takeout long-term bonds, depending upon market conditions and timing requirements.

    COMMERCIAL PAPER PROGRAM. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. This amount may be increased or decreased in the future. As of March 24, 2004, there are no general obligation commercial paper notes outstanding.

    LEASE-PURCHASE DEBT. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. As of February 1, 2004, the State had approximately $6.9 billion of outstanding lease purchase debt supported by the General Fund.

    NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable for the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $43.8 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2003.

    CASH FLOW BORROWINGS. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. With insufficient cash resources to pay the debt service due for previously issued revenue anticipation notes, the State Controller issued $11 billion of Revenue Anticipation Warrants in June 2003 to provide enough additional cash to pay this debt and to pay other State obligations coming due in June 2003 and in the firs months of the 2003-04 fiscal year.

    The State issued $3 billion of Revenue Anticipation Notes in October 2003, which mature on June 23, 2004. As a condition to such issuance, the Department of Finance of the State estimated that there will be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the notes when due. Such estimate assumed, among other things, receipt by the State of $12.3 billion of economic recovery bond proceeds approved by the voters in March 2004. If it appears that there will be insufficient available money in the General Fund to pay the principal of and interest on the 2003-04 notes at maturity, the State has covenanted to use its best efforts to issue other debt instruments to pay off such notes.

    REPAYMENT OF ENERGY LOANS. The Department of Water Resources ("DWR") borrowed money from the General Fund for DWR's power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

    The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers.

    The primary source of money to pay debt service on the DWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

    ENHANCED TOBACCO SETTLEMENT REVENUE BONDS. In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

    An initial sale of 57.6% of the State's tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining amount, which produced $2.3 billion in revenue, was completed in September 2003. The 2003 Budget Act authorizes the Director of Finance to make allocations with legislative notification if tobacco settlement revenues are insufficient to cover the cost of the tobacco securitization program. The Legislature is not obligated to make any such requested appropriation in the future.

    Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

    LITIGATION. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

    LOCAL GOVERNMENTS. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

    Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

    In June 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, in October 2003, the VLF paid by taxpayers returned to pre-1999 levels. In his first days in office, Governor Schwarzenegger rescinded the VLF increase retroactive to October 1 and his 2004-05 Budget proposes to fully fund the backfill payments. Backfill payments totaling $2.65 billion and $4.06 billion are anticipated to be paid to local governments in fiscal years 2003-04 and 2004-05, respectively. The Legislature has authorized the repayment in August 2006 of approximately $1.3 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of the higher fees.

    CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT INITIATIVES; PENDING LEGISLATION. The State is subject to an annual appropriations limit imposed by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. There are various types of appropriations excluded from the Appropriations Limit.

    The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

    The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

    In 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools.

    Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes. In addition to this current information, future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

    Certain debt obligations held by the California Funds may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the state's general fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

INVESTMENT COMPANIES.


    The S&P 500 Index Fund and the Fund of Funds may invest in securities issued by other open-end management investment companies, including investment companies that are affiliated with the S&P 500 Index Fund and its advisor, Barclays Global Fund Advisors ("BGFA") and, respectively, the Atlas Funds and its advisor Atlas Advisers, Inc., to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the S&P 500 Index Fund or any Atlas Fund, total assets with respect to any one investment company and (iii) 10% of the S&P 500 Index Fund's total assets with respect to all such companies in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The S&P 500 Index Fund may also purchase shares of exchange-listed closed-end funds to the extent permitted under the 1940 Act.

    Also please note that the risks inherent with each of the underlying mutual funds included in the Fund of Funds continue to be borne by a stockholder in their respective weighting within that portfolio.

LETTERS OF CREDIT.


    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment Sub-Adviser, are of comparable quality to issuers of other permitted investments of the S&P 500 index Fund may be used for letter of credit-backed investments.


SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS.


    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by the Adviser or a Sub-Adviser (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Adviser or a Sub-Adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

    BANK OBLIGATIONS. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.


    U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


THE S&P 500 INDEX FUND AND S&P 500 INDEX MASTER PORTFOLIO

    Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

MASTER/FEEDER STRUCTURE


    The S&P 500 Index Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio. The fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

    The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.

    The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Board of Trustees of the Company will determine whether to hold a meeting of its shareholders to consider such matters. If such a meeting is held, the Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If no meeting is held, the Fund will cast its votes in the proportion to the votes cast of all other shareholders of the Master Portfolio.


    Certain policies of the Master Portfolio which are non-fundamental may be changed by a vote of the majority of the Master Portfolio's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental polices are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholder's investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

    Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that no Fund may:

    (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if with respect to 75% of the Fund's assets, as a result, more than 5% of the value of such assets of the Fund would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. These restrictions shall not apply to the California Municipal Funds.

(2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would equal or exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal obligations (with respect to the Municipal Funds); (ii) obligations of the United States Government, its agencies or instrumentalities;(iii) the obligations of domestic banks (with respect to the Money

Funds); (iv) in the case of the Fund of Funds, investment companies; and (v) in case of S&P 500 Index Master Portfolio, any industry in which the S&P 500 Index may become concentrated but only to the same degree and during the same period as the index. For purposes of this policy, the Funds have adopted the industry classification set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

    (3) Purchase securities subject to legal or contractual restrictions preventing their ready disposition; or enter into repurchase agreements or purchase time deposits maturing in more than seven days or acquire other illiquid assets if, immediately after and as a result, the value of illiquid assets held by a Fund would exceed, in the aggregate, 10% of the value of the Fund's net assets (except that the Atlas Balanced Fund, the Atlas Strategic Growth Fund, the Atlas Global Growth Fund, the Atlas Emerging Growth Fund, the Atlas Strategic Income Fund, the Atlas S&P 500 Index Fund, and the Atlas Fund of Funds have each adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval).

    (4) Invest in securities of a company which, together with any predecessor, has been in operation for less than three years if more than 5% of the Fund's total assets would then be invested in such securities; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid. The Atlas Global Growth Fund, Atlas S&P 500 Index Fund and the Atlas Fund of Funds have adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval. The Atlas Emerging Growth Fund has adopted a 10% limit on investment in such securities as a non-fundamental operating policy which may be changed without shareholder approval.

    (5) Invest in companies for the purpose of exercising control or management.

    (6) Purchase or sell real estate or real estate limited partnership interests; provided that a Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (7) Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Bond and Stock Funds may purchase and sell interest rate futures contracts and related options, and the Stock Funds and the Strategic Income Fund may purchase and sell stock index futures contracts and related options and purchase or sell forward foreign currency contracts.

    (8) Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing. For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement, and (b) collateral arrangements with respect to
(i) the purchase and sale of options on securities and options on indexes and
(ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

    (9) Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the Atlas Stock Funds may effect short sales against-the-box.

    (10) Engage in the business of underwriting securities issued by others, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting.


    (11) Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or a Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)


    (12) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Fund may enter into repurchase agreements and may make loans of portfolio securities.

    (13) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers) of the Fund or of the Company.

    (14) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors or officers of the Company or the Adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

    (15) Borrow money, except from banks for temporary or emergency purposes not in excess of 33-1/3% of the value of a Fund's total assets. A Fund will not purchase securities if such borrowings are outstanding in excess of 5% of the value of a Fund's total assets. This restriction shall not apply to the Atlas Strategic Growth Fund, the Atlas Global Growth Fund and the Atlas Strategic Income Fund and shall not prevent a Bond Fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for a Fund's borrowings falls below 300%, a Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. To do so the Funds may have to do so at a disadvantageous time. The Funds may not borrow money for leverage purposes, that is borrowing money to purchase portfolio securities.

    (16) Knowingly purchase securities of other registered management investment companies, except that a Fund may acquire such securities: (i) if not more than 10% of the Fund's assets shall be invested in such securities; or (ii) in connection with a merger, acquisition or consolidation with such a company. This restriction shall not prevent the Atlas S&P 500 Index Fund from investing all of its assets in a diversified open-end management investment company with substantially the same investment objective, policies and restrictions as the fund or the Fund of Funds from investing all of its assets in other Funds of the Company.

    (17) Issue senior securities, as defined in the 1940 Act, except that, this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

    (18) Conduct its investment program in a manner inconsistent with prudent investment management.


MASTER PORTFOLIO


    The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed as to the Master Portfolio without approval by the holders of a majority (as defined in the 1940
Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:

    1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff); and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.

    2. Purchase securities of any issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

    3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. The 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

    4. Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. The 1940 Act permits the Master Portfolio to make permitted borrowings and to enter into repurchase agreement transactions.

    5. Make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Master Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

    6. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting.

    7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

    8. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase for sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

    The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of Master Investment Portfolio, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

    1. The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

    2. The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

    3. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.


    4. The Master Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

    5. The Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

ALL FUNDS

    A Fund may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. A Fund will include the original cost of the securities so acquired in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus. A diversified Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company. If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of a Fund's investment policies or restrictions.


    The Company may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states.


    The Company has adopted a non-fundamental policy that prohibits any Fund from acquiring any securities of other open-end investment companies or registered unit investment trusts in reliance on subparagraphs (G) or (F) of
Section 12(d)(1) of the 1940 Act except for the Atlas Fund of Funds.

                               PORTFOLIO TURNOVER

    For reporting purposes, a Fund calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining portfolio turnover, a Fund excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's portfolio (other than short-term money market securities) were replaced once during the fiscal year. Based on this definition, the policy of each Money Fund in investing in securities with remaining maturities of less than one year is expected to result in a portfolio turnover rate of 0%. It is expected that the Strategic Income Fund will have a high portfolio turnover rate and that each of the stock funds may have a high rate in some years. See the Prospectus for turnover information.


    Increased portfolio turnover will likely result in correspondingly greater brokerage commissions and dealer markups which must be paid by the Funds. To the extent that portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates (except shareholders who invest through IRAs and other tax-deferred retirement plans which are not taxed currently on accumulations in their accounts). To the extent that increased portfolio turnover results in sales of securities held less than three months, a Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected (see "Taxes," below).

                       MANAGEMENT OF THE COMPANY (ITEM 13)

ORGANIZATION.

    Atlas Funds (the "Company") is an open-end, management investment company, or mutual fund, currently offering sixteen separate series of shares (the "Atlas Funds"). The Company was organized as a Maryland corporation on November 17, 1987, began operations on January 10, 1990 and reorganized as a Delaware Statutory Trust on February 27, 2004.

 The Company is governed by its Board of Trustees, which meets periodically throughout the year to oversee the Company's activities and the actions of the service providers to the Funds and to perform the duties required by applicable state and federal law. Delaware law requires each Director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interest of the Company, and with the care that an ordinary prudent person in a like position would use under similar circumstances.

                            MANAGEMENT OF THE COMPANY

TRUSTEES AND OFFICERS

    The Trustees and principal officers of Atlas Funds, their business addresses, positions held, length of time served, principal occupations for the past five years, other directorships held and number of funds overseen by each Trustees are set forth in the following table.

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE COMPANY




                                                                                              NUMBER OF
                                                   TERM OF              PRINCIPAL           PORTFOLIOS IN         OTHER
                               POSITION(S)        OFFICE AND          OCCUPATION(S)         FUND COMPLEX       DIRECTORSHIPS
NAME, ADDRESS, AND             HELD WITH          LENGTH OF           DURING PAST 5          OVERSEEN BY         HELD BY
       AGE                       FUND            TIME SERVED              YEARS               TRUSTEE(4)         TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Marion O. Sandler,          Trustee             Since               Chairman of the        Seventeen          Atlas Insurance
73 (1)                                          11/1987             Board and Chief                           Trust
1901 Harrison Street        President and                           Executive Officer of
Oakland, CA 94612           Chief                                   World Savings Bank,
                            Executive           Since 2/1988        FSB ("World
                            Officer                                 Savings"), Golden
                                                Term:               West Financial
                                                Continuous          Corporation
                                                                    ("GWFC"), Atlas
                                                                    Securities, Inc.
                                                                    ("Distributor") and
                                                                    the Adviser

Russell W. Kettell, 59      Trustee             Since 12/1989       President of GWFC and  Seventeen          Atlas Insurance
(1)                                             Term: Continuous    Senior Executive Vice                     Trust
1901 Harrison Street                                                President of World
Oakland, CA 94612                                                   Savings



TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY



                                                                                                 NUMBER OF
                                                    TERM OF                                    PORTFOLIOS IN
                                                   OFFICE AND            PRINCIPAL                 FUND              OTHER
                               POSITION(S)         LENGTH OF           OCCUPATION(S)             COMPLEX         DIRECTORSHIPS
   NAME, ADDRESS,              HELD WITH             TIME              DURING PAST 5            OVERSEEN BY         HELD BY
     AND AGE                     FUND               SERVED                YEARS                  TRUSTEE            TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Barbara A. Bond, 57 (2)     Trustee             Since               Certified Public          Seventeen         Atlas Insurance
(3) (5)                                         12/1989             Accountant/Tax                              Trust
794 Davis Street                                Term:               Partner of Hood &
San Leandro, CA                                 Continuous          Strong LLP
94577-6900

Daniel L. Rubinfeld,        Trustee             From 12/1989        Professor of Law and      Seventeen         Atlas Insurance
58 (2) (5)                                      thru 8/1997 and     Professor of                                Trust
794 Davis Street                                from 3/1999 to      Economics, University
San Leandro, CA                                 present Term:       of California,
94577-6900                                      Continuous          Berkeley.

David J. Teece, 55 (2)      Trustee             Since 12/1989       Professor, Haas           Seventeen         Atlas Insurance
794 Davis Street                                Term:               School of Business                          Trust, LECG Corp.:
San Leandro, CA                                 Continuous          and Director,                               a professional
94577-6900                                                          Institute of                                services firm
                                                                    Management,
                                                                    Innovation and
                                                                    Organization,
                                                                    University of
                                                                    California, Berkeley

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES



                                                 TERM OF OFFICE
   NAME, ADDRESS, AND       POSITION(S) HELD      AND LENGTH OF
         AGE                   WITH FUND           TIME SERVED        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
Joseph M. O'Donnell,       Vice President,     Since 10/2001       October 2001 to present - Vice President, Chief
49                         Chief Legal                             Legal Counsel, Chief Compliance Officer and
794 Davis Street           Counsel, Chief      Term of Offices:    Secretary of the Company, the Trust, the Adviser
San Leandro, CA            Compliance Officer  Continuous          and the Distributor; August 1999 - May 2001 -
94577-6900                 and Secretary                           Chief Operating Officer and General Counsel of
                                                                   Matthews International Capital Management, LLC,
                                                                   San Francisco, CA; 1997 - 1999 - Vice
                                                                   President/Legal of SEI Investments Co., Inc.,
                                                                   Oaks, PA
Gene Johnson, 51           Vice President      Since 1/2000        January 2000 to present - Vice President of the
794 Davis Street           and Treasurer       Since 7/1998        Company, the Trust and the Adviser; July 1998 to
San Leandro, CA                                                    present - Treasurer of the Company and the
94577-6900                                     Term of Offices:    Trust; July 1998 - December 1999 - Assistant
                                               Continuous          Vice President of the Company and the Trust



(1) Trustee who is an "interested person" of the Company due to his or her affiliation with the Adviser.

(2) Member of the Contracts Committee and Audit Committee.

(3) In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mrs. Sandler and her husband and a private foundation which they have established. Fees for such work are paid to Hood & Strong and are not material.
(4) Includes the portfolios of Atlas Funds (16) and Atlas InsuranceTrust (1).

(5) Member of the Nominating Committee

COMMITTEES OF THE BOARD


    The Company has an Audit Committee comprised of Ms. Bond, who serves as Chair, and Messrs Rubinfeld and Teece, all independent members of the Board. The function of the Audit Committee is the oversight of the Company's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Company's principal service providers. The Audit Committee acts as a liaison between the Company's independent auditors and the full Board of Trustees. There were four Committee meetings during 2003.

    The Company has a Contracts Committee comprised of Mr. Rubinfeld, who serves as Chair, Ms. Bond and Mr. Teece, all independent members of the Board. The Contract Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Company and its investment adviser or its affiliates, such as the investment advisory contracts, principal underwriting agreement, and plans of distribution under Rule 12b-1, that the Company may enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Trustees on these matters. The Contracts Committee met once during 2003.

    The Company has a Nominating Committee comprised of Ms. Bond as Chair and Mr. Rubinfeld, both independent members of the Board. The Nominating Committee's functions are to evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics, identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval, review independent trustee compensation at least every two years, and expense reimbursement policies as appropriate, review memoranda prepared by independent legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest, and make recommendations to the full Board concerning the appointment of independent trustees to the Board's committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

OWNERSHIP OF COMPANY SHARES

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE COMPANY



                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                      EQUITY SECURITIES IN ALL
                                                                                        REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY
                                                                                    TRUSTEES IN THE ATLAS FAMILY
                             DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF       OF INVESTMENT COMPANIES AS
NAME OF TRUSTEES                                    12/31/03                                OF 12/31/03
-----------------------------------------------------------------------------------------------------------------
Marion O. Sandler           Growth Opportunities - over $100,000                   Over $100,000
                            U.S. Treasury Money Market- $1 - $10,000
                            CA Municipal Money Market - over $100,000
                            Strategic Growth - $10,001- $50,000
                            Global Growth - over $100,000
                            Strategic Income - $50,001- $100,000
                            Emerging Growth - over $100,000
                            S&P 500 - $50,001 - $100,000

Russell W. Kettell          U.S. Treasury Money Market - $1 - $10,000              $1 - $10,000

TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY



                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                      EQUITY SECURITIES IN ALL
                                                                                        REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY
                                                                                    TRUSTEES IN THE ATLAS FAMILY
                             DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF       OF INVESTMENT COMPANIES AS
NAME OF TRUSTEES                                    12/31/03                                OF 12/31/03
-----------------------------------------------------------------------------------------------------------------
Barbara A. Bond             Growth Opportunities - $1 - $10,000                    $10,001 - $50,000
                            U.S. Govt. & Mortgage Securities - $1 - $10,000

Daniel L. Rubinfeld         Growth Opportunities - over $100,000                   Over $100,000
                            CA Municipal Money Market - over $100,000
                            U.S. Gov't & Mortgage Securities - $10,001 - $50,000

David J. Teece              None                                                   None

The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 2003 to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Company's Board and that of all other funds in the Fund Complex (includes portfolios of Atlas Funds (16) and Atlas Insurance Trust (1)):



                                                         PENSION OR
                                                         RETIREMENT                               TOTAL
                                                          BENEFITS                             COMPENSATION
                                                         ACCRUED AS          ESTIMATED         FROM COMPANY
                                    AGGREGATE             PART OF        ANNUAL BENEFITS       AND COMPANY
                                   COMPENSATION           COMPANY             UPON            COMPLEX PAID
NAME                               FROM COMPANY          EXPENSES           RETIREMENT         TO TRUSTEES
--------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY
Barbara A. Bond                      $ 42,669              None                N/A              $ 43,100(17)*

Daniel L. Rubinfeld                  $ 39,303              None                N/A              $ 39,700(17)*

David J. Teece                       $ 36,234              None                N/A              $ 36,600(17)*

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE COMPANY
Marion O. Sandler                        None              None                N/A                  None

Russell W. Kettell                       None              None                N/A                  None



*Indicates total number of funds in Fund Complex


CODE OF ETHICS


The Company, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Boston Safe Advisers, Inc., Madison Investment Advisers, Inc., OppenheimerFunds, Inc., Pilgrim, Baxter & Associates, Ltd., and Turner Investment Partners, Inc., also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Company. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the Funds subject to certain pre-clearance, reporting and other requirements.

PROXY VOTING PROCEDURES

    The Company has delegated proxy voting responsibilities for securities held by the funds to the Adviser and Sub-Advisers, as applicable, subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Funds' and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser and Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the "Proxy Voting Procedures"). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Adviser, Sub-Advisers and their affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.

    On or after August 30, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-933-2852 or on the Company's website at www.atlasfunds.com; and (2) on the SEC's website at www.sec.gov.

          CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES (ITEM 14)

    The following stockholders are deemed "Control Persons" due to the level of ownership in the Funds indicated as of April 1, 2004:

    Atlas Balanced Growth Portfolio is a separate account of Transamerica Life Insurance Co. Variable Annuity Account A. By owning 99.2% of this Fund, Transamerica is very likely able to control the outcome of any shareholder vote.

    The following are deemed "Principal Holders" due to the level of ownership in the Fund indicated as of April 1, 2004:



FUND NAME                                        PERCENTAGE OWNERSHIP       BENEFICIAL/RECORD
---------                                        --------------------       -----------------
GROWTH OPPORTUNITIES FUND
Wells Fargo Bank Minnesota NA                    11.45%                     Beneficial
World 401k-Atlas Balanced
13564505
P.O. Box 1533
Minneapolis, MN 55480

CALIFORNIA MUNICIPAL MONEY MARKET FUND
J. Sherman                                        7.08%                     Beneficial
P.O. Box 7168
Alhambra, CA 91802-7168

BALANCED FUND
Wells Fargo Bank NA FBO                          16.12%                     Beneficial
World 401k- Atlas Balanced
P.O. Box 1533
Minneapolis, MN 55480

STRATEGIC GROWTH FUND
Wells Fargo Bank NA FBO                          25.30%                     Beneficial
World 401k- Atlas Strat Growth
13564508
P.O. Box 1533
Minneapolis, MN 55480

FUND NAME                                        PERCENTAGE OWNERSHIP       BENEFICIAL/RECORD
---------                                        --------------------       -----------------
GLOBAL GROWTH FUND
Wells Fargo Bank NA FBO                          19.69%                     Beneficial
World 401k- Atlas Global Growth
13564507
P.O. Box 1533
Minneapolis, MN 55480

Charles Schwab & Co. Inc.                         7.45%                     Record
Special Custody Account for the Benefit of
Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

EMERGING GROWTH FUND
Atlas Fund of Funds                              12.01%                     Record
Investment A/C
Attn: Atlas A/C
794 Davis Street
P.O. Box 1894
San Leandro, CA 94577-0279

Atlas Balanced Growth Portfolio                   5.93%                     Record
Fund Investment A/C
Attn: Atlas A/C
794 Davis Street
P.O. Box 1894
San Leandro, CA 94577-0279

MONEY MARKET FUND
Atlas Advisers, Inc.                             12.12%                     Record
Attn: Mary Jane Fross
794 Davis St. Fl. 1
San Leandro, CA 94577-6922

Atlas Securities, Inc.                           11.66%                     Record
Attn: Investment Services
1901 Harrison St. Fl. 2
Oakland, CA 94612-3574

W & D Sunrise LTD                                7.14%                      Beneficial
A Partnership
5318 Via Adela
Yorba Linda, CA 92886

VALUE FUND
Atlas Fund of Funds                              13.63%                     Record
Investment A/C
Attn: Atlas A/C
794 Davis Street 1st Fl.
P.O. Box 1894
San Leandro, CA 94577-0279

FUND NAME                                        PERCENTAGE OWNERSHIP       BENEFICIAL/RECORD
---------                                        --------------------       -----------------
Golden West Financial Corp.                       9.81%                     Record
Investment Account
1901 Harrison St. Fl. 3
Oakland, CA 94612-3574

Atlas Balanced Growth Portfolio                   6.87%                     Record
Fund Investment A/C
Attn: Atlas A/C
794 Davis St. 1st Fl.
P.O. Box 1894
San Leandro, CA 94577-0279

AMERICAN ENTERPRISE BOND FUND
Atlas Fund of Funds                              12.96%                     Record
Investment A/C
Attn: Atlas A/C
794 Davis Street 1st Fl.
P.O. Box 1894
San Leandro, CA 94577-0279

Atlas Balanced Growth Portfolio                   6.03%                     Record
Fund Investment A/C
Attn: Atlas A/C
794 Davis St. 1st Fl.
P.O. Box 1894
San Leandro, CA 94577-0279



    As of April 1, 2004, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and Distributor, owned beneficially and of record an aggregate of 3.94% of the shares outstanding of Atlas Emerging Growth Fund, 9.81% of Atlas Value Fund, 0.31% of Fund of Funds and 0.31% of Money Market Fund. In addition, as of such date, the Distributor owned beneficially and of record an aggregate of 11.99% of Atlas Money Market Fund shares outstanding.

    As of December 31, 2003, officers and trustees as a group owned approximately 2.55% of the shares of the Atlas California Municipal Money Fund and 11% of Money Market Fund, but owned less than 1% of the shares of each of the other Funds. As of such date, the officers and Trustees as a group owned 2.09% of the Company's shares in total.


                     INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment adviser to the Company. Golden West Financial Corporation is a New York Stock Exchange listed savings and loan holding company headquartered in Oakland, California. The Company has entered into an Investment Advisory Agreement with the Adviser dated January 12, 1990 (the "Advisory Agreement"), which was last approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Company, at a meeting held on November 21, 2003.

    The Advisory Agreement with respect to each Fund is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or (ii) the vote of a majority of trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


    The directors and officers of the Investment Adviser are: Marion O. Sandler (Director, President and Chief Executive Officer), James H. Hubbell (Director),
W. Lawrence Key (Director), Matthew L. Sadler (Senior Vice President), Joseph M. O'Donnell (Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary), Mary Jane Fross (Vice President and Controller) and Gene A. Johnson (Vice President and Treasurer).

    Under the Advisory Agreement, the Investment Adviser has agreed to reduce its fees to a Fund if the Fund's annual ordinary operating expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The Investment Adviser calculates and administers this expense limitation separately with respect to each Fund. Expenses which are not subject to this limitation are interest, taxes, 12b-1 fees and extraordinary expenses. Expenditures, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs incurred in connection with the purchase or sale of portfolio securities, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. The Investment Adviser has agreed to waive all or a portion of management fees and absorb a portion of the ordinary operating expense of certain Funds through December 31, 2004, in order to cap operating expenses at levels set forth in the Current Prospectus.


    The Advisory Agreement provides that the Funds will not hold the Adviser or any of its officers or employees liable for, and will indemnify them against, any costs and liabilities they may incur as a result of any claim against them in the good faith exercise of their powers under the Agreement, excepting matters as to which they have been guilty of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under the Agreement, or matters in violation of applicable law.


    For the fiscal years ended December 31, 2001, 2002 and 2003 the Adviser received management fees in the amount $8,805,722, $9,149,415 and $10,441,210 respectively. Such amounts were net of management fee waivers in the amount of $71,380, $201,383 and $420,461 respectively. Each Fund pays the Adviser a management fee at an annual ate equal to a percentage of each Fund's average net assets as follows:

                                                                        ASSETS OVER $100
                                                        ASSETS UP TO   MILLION AND UP TO    ASSETS OVER $500
FUNDS                                                   $100 MILLION      $500 MILLION           MILLION
-----                                                   ----------------------------------------------------
Money Funds                                                  .50%             .50%               .475%
Bond Funds (other than the Strategic Income Fund)            .55%             .55%                .50%
Strategic Income Fund                                        .75%             .70%                .65%
Stock Funds (other than the Emerging Growth,
Global Growth, S&P 500 and Value Funds)                      .70%             .60%                .50%
Emerging Growth, Global Growth and Value Funds               .80%             .75%                .70%
S&P 500 Index Fund and Fund of Funds                         .25%             .25%                .23%



SUB-ADVISERS.

    Boston Safe Advisors, Inc. ("Boston Advisors") serves as Sub-Adviser to the Company with respect to the Municipal Funds pursuant to a Sub-Advisory Agreement dated May 21, 1993.

    The Adviser pays Boston Advisors for its portfolio management services out of the management fees the Adviser receives from those Funds. For the fiscal years ended December 31, 2001, 2002 and 2003 Boston Advisors received sub-advisory fees in the amount of $549,174, $634,905 and $718,762 respectively. Boston Advisor's parent company, The Boston Company, Inc., is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company.

    Madison Investment Advisors, Inc. serves as Sub-Advisor to the Company with respect to the American Enterprise Bond Fund, Balanced Fund and the Strategic Growth Fund pursuant to a Sub-Advisory Agreement dated September 1, 2002. The Adviser pays Madison for its portfolio management services out of the management fees the Adviser receives from those Funds. For the fiscal years ended December 31, 2002 and 2003 Madison received sub-advisory fees in the amount of $98,663 and $310,551 respectively.

    OppenheimerFunds, Inc. ("Oppenheimer") serves as Sub-Adviser to the Company with respect to the Global Growth, Growth Opportunities, and Strategic Income Funds pursuant to a Sub-Advisory Agreement dated October 1, 1993. The Adviser pays for its portfolio management services out of the management fees the Adviser receives from those Funds. For the fiscal years ended December 31, 2001, 2002 and 2003 Oppenheimer received sub-advisory fees in the amount of $2,119,288, $1,732,718 and $1,638,477 respectively.

    Pilgrim, Baxter & Associates, Ltd. ("Pilgrim Baxter") serves as Sub-Adviser to the Company with respect to the Value Fund pursuant to a Sub-Advisory Agreement dated May 1, 2002. The Adviser pays Pilgrim Baxter for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2002 and 2003 Pilgrim Baxter received sub-advisory fees in the amount of $16,675 and $33,703 respectively.

    Turner Investment Partners, Inc. ("Turner"), became Sub-Adviser to the Emerging Growth Fund on March 1, 2003. The Adviser pays Turner for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal year ended December 31, 2003 Turner received sub-advisory fees in the amount of $74,395.

    Each Sub-Advisory Agreement is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the appropriate Fund, or (ii) the vote of a majority of trustees who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement also provides that the Company or the Adviser has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other parties, that the Sub-Adviser has the right with respect to any Fund to terminate without penalty upon 120 days written notice, and that the Sub-Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

    Each Sub-Advisory Agreement contains indemnification provisions similar to those of the Advisory Agreement.


    The Company has filed an application with the Securities and Exchange Commission ("SEC") requesting an order for relief from certain provisions of the 1940 Act which require shareholder approval of sub-advisory agreements and material amendments to such agreements. While there can be no assurance, the SEC has approved numerous similar applications in the past, and the Company excepts the SEC to issue the order requested by the Company. In addition, the SEC has proposed a new rule under the 1940 Act which would permit such operation without the necessity of obtaining such an order. At a special meeting of stockholders of Atlas Assets, Inc., the predecessor of the Company, the stockholders approved this multi-manager arrangement.

    If such order is granted (or such rule is adopted), the ability of Adviser to implement the multi-manager arrangements will likely be subject to a number of conditions, including a the following: (i) the Company would be required to provide shareholders of a Fund an information statement containing details about a sub-adviser, the sub-advisory agreement, and the sub-advisory fee within 90 days of hiring a new sub-adviser; (ii) the Board of Trustees would be required to determine that any change in sub-advisers is in the best interests of the Fund; (iii) the Adviser would be required to provide the Board with information about its profitability with respect to the Fund on a quarterly basis; (iv) whenever a sub-adviser is retained or terminated, the Adviser would be required to provide an analysis of the effect of the change on its profitability; and (v) no trustee or officer of the Fund would be permitted to own any interest in a sub-adviser, subject to certain exceptions.


APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

    In determining whether to renew the Advisory and Sub-Advisory Agreements with respect to the Funds, the Contracts Committee of the Board of Trustees evaluated information provided by the Adviser and Sub-Advisers in accordance with Section 15(c) of the 1940 Act, and provided its recommendations to the full Board of Trustees. At its meeting on November 21, 2003, the Committee and Board considered a number of factors in renewing the Agreements, including the quality of services provided to the funds, fees and expenses borne by the Funds, and financial results of the Adviser.

    In reviewing the quality of services provided to the Funds, the Committee and Board considered the performance of the Funds compared to peer groups of similar funds. They noted that in most cases the performance of the Funds (measured by total return) was above or near the average performance for the applicable peer groups for the one, three and five-year periods ended September 30, 2003. They noted further that although the performance of the U.S. Government and Mortgage Securities Fund was below peer group averages for the one-year period, the Adviser was subject to management constraints imposed by the Company (requiring investment primarily in AAA mortgage-backed securities with a dollar-weighted average maturity exceeding ten years). They also noted that although the performance of the Strategic Income, Balanced, Growth and Income, Value and Strategic Growth Funds were below peer group averages for the one-year period, the Strategic Income and Growth and Income Funds had performed satisfactorily over longer periods, and the sub-advisers to the other Funds had been replaced relatively recently.

    The Committee and Board also reviewed the qualifications and backgrounds of the Adviser and Sub-Adviser and their personnel. In that connection, the potential issues associated with widely reported investigations regarding the market timing activities of various senior executives of Pilgrim Baxter & Associates, Ltd. were also discussed, and management was requested to consider the impact of those activities on the desirability of its continued retention by the Value Fund.

    In reviewing the fees and expenses borne by the Funds, the Committee and Board noted, among other things, that the Adviser was subsidizing the expenses of a number of the Funds, and that the advisory fees and total expenses of the Funds were at or below averages of comparable funds in all cases.

    After consideration of these and other matters, the Committee and the Board, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company, unanimously concluded that the terms of the advisory and Sub-Advisory Agreements were reasonable, fair and in the best interests of the Funds and their shareholders, and that the fees provided therein were fair and reasonable in light of usual and customary charges for services of the same nature and quality.


12b-1 DISTRIBUTION PLAN


    The Company has adopted a Distribution Plan (the "Distribution Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). Under the Distribution Plan, each Fund is authorized to spend up to 0.25% annually of its average daily net assets on activities primarily intended to result in the sale of its shares. The Distribution Plan also provides that the Adviser may pay Service Agents for servicing and distribution services out of its management fee income from the Company, its past profits or any other source available to it. During the fiscal year ended December 31, 2003, the Distributor received reimbursements pursuant to the Distribution Plan for distribution expenses in the amount of $4,330,639 and waived fees in the amount of $320,902.

    The Distribution Plan made payments to the distributor to reimburse it for expenses incurred in selling the Company's shares to the public. These expenses included marketing, compensation and client service matters. In the fiscal year ended December 31, 2003, the Distributor incurred $14,552,972 in sales related expenses and $7,540,642 in service related expenses, for a total of $22,093,614, a sum far in excess of the monies received under the Distribution Plan noted above. Unreimbursed expenses are not carried forward and are borne by the Distributor.

    The Distribution Plan is subject to annual renewal by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Distribution Plan (the "Qualified Trustees"). In approving the Distribution Plan, the Trustees determined that it was in the best interests of the shareholders of each respective Fund and further determined that there was a reasonable likelihood that the Distribution Plan would benefit shareholders. Agreements related to the Distribution Plan must also be approved by such vote of the Trustees and the Qualified Trustees as described above.

    The Distribution Plan requires that, at least quarterly, the Trustees must review a written report prepared by the Treasurer of the Company enumerating the amounts expended and purposes therefor under each Distribution Plan. The Distribution Plan also requires that, so long as they are in effect, the Qualified Trustees shall have the authority to select and nominate other Qualified Trustees on behalf of the full Board of Trustees.

INVESTMENT ADVISER TO THE MASTER PORTFOLIO

    Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio pursuant to an investment advisory contract separate from the agreement between the Company and the Adviser. Under the agreement, BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for the services provided.

    The Master Portfolio is a separate series of the Master Investment Portfolio ("MIP"). MIP, organized as a Delaware statutory trust on October 20, 1993, consists of thirteen series.


    The BGFA advisory contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The BGFA advisory contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's shares, or, on not less than 60 days written notice, by BGFA. The BGFA advisory contract terminates automatically in the event of its assignment (as defined in the 1940 Act).


    The Master Portfolio paid advisory fees to BFGA, without waivers, for time periods and in amounts as follows: for the fiscal years ended December 31, 2001, 2002 and 2003: $1,422,538, $1,291,462 and $1,436,333 respectively.

OTHER SERVICE PROVIDERS

TRANSFER AGENT AND CUSTODIAN.


    PFPC, Inc.acts as Transfer Agent for the Company's shares. Investors Bank & Trust Company acts as Custodian for securities and other assets of the Company, and maintains certain related books and records on behalf of the Company. If a Fund holds non-U.S. securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


INDEPENDENT AUDITORS.


    The Company's Board of Trustees has appointed Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. Deloitte & Touche LLP will conduct the annual audit of the Company, and will prepare each Fund's federal and state income tax returns and consult with the Company as to matters of accounting and federal and state income taxation.


LEGAL OPINIONS.

    The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP located at 515 South Flower Street, Los Angeles, California 90071.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


    When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best price and execution, the order is placed by the Adviser or Sub-Adviser with that broker-dealer. This may or may not be a broker-dealer who has provided research, statistical, or other related services to the Adviser or Sub-Adviser or has sold shares of the Funds. Subject to the requirement of seeking the best available prices and execution, the Adviser or Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers who have provided research, statistical, and other related services to the Adviser or Sub-Adviser for the benefit of the Company. The Adviser is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expenses of the Adviser. Broker-dealers used by the Stock Funds' Sub-Advisers to execute portfolio transactions for the Funds provide research services to the Sub-Advisers. Transactions in the other Funds were on the principal basis.

    Because the S&P 500 Index Fund invests all of its assets in a corresponding Master Portfolio, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

    Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, SEI Distributors Inc. or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

    Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

    Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. A Master Portfolio may purchase securities from underwriting syndicates of which SEI is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Master Portfolios Board of Trustees.

    The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, Barclays Global Fund Advisors ("BGFA") is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

    In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. BGFA may cause the S&P Master Portfolio to pay a broker/dealer that furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA.

BROKERAGE COMMISSIONS PAID



                                                                    FISCAL YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------
                                                                  2001          2002          2003
                                                               ---------------------------------------
Balanced Fund                                                  $    41,634   $    69,193   $    15,074
Emerging Growth Fund                                                36,756       177,061       307,488
Strategic Income Fund                                                   --            --         3,868
Global Growth Fund                                                 144,290       160,186       178,488
Growth Opportunities Fund                                        1,318,719     1,072,355     1,048,749
Strategic Growth Fund                                              288,873       231,173        69,299
Value Fund*                                                             --        58,266        73,920



* Commencement of operations May 1, 2002

    For the stated time periods, the Master Portfolio paid brokerage commissions as follows: for the ten-month period ended December 31, 1999, $271,972; and for the fiscal years ended December 31, 2000, 2001, 2002 and 2003 $472,908, $320,684, $1,291,462 and $98,111 respectively.

    The Bond Funds will effect transactions in financial and interest rate futures contracts on the Chicago Mercantile Exchange and other boards of trade through futures commissions merchants and at negotiated commissions. The Stock Funds will effect transactions in stock index futures on boards of trade through futures commissions merchants and at negotiated commissions and transactions in forward foreign currency contracts on exchanges or in the spot market.

    There are occasions on which the Adviser or Sub-Adviser, on behalf of the Company may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Adviser or Sub-Adviser, or for trusts or other accounts served by affiliated companies of the Adviser or Sub-Adviser. Although such concurrent trading potentially could be either advantageous or disadvantageous to the Company, they will be effected only when the Adviser or Sub-Adviser believes that to do so is in the best interests of the Company. When such concurrent trading occurs, the Adviser or Sub-Adviser will seek to average prices or otherwise allocate the executions in an equitable manner among the Company and the other parties involved.

    Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliated persons of the Master Portfolio including Stephens, Inc. or Barclays Global Investors Services. The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. It is the policy of the adviser to the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved.


    Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. Such rebates are considered in assessing the best overall terms available for any transaction. The Master Portfolio may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the adviser to the Master Portfolio determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the adviser. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.


    As of December 31, 2003, the Funds and the Master Portfolio owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

                                                          SHARES        VALUE
                                                          ------        -----
BALANCED FUND
Goldman Sachs Group                                        564,191   $     564,191
Morgan Stanley                                               7,515   $     434,893

GROWTH OPPORTUNITIES FUND
Goldman Sachs Group                                     13,779,597   $  13,779,597
Citigroup                                                  184,100   $   8,936,214
Morgan Stanley                                             132,200   $   7,650,414
Bank of America Corp.                                       29,900   $   2,404,857
Merrill Lynch and Co.                                       35,600   $   2,087,940

GLOBAL GROWTH FUND
Goldman Sachs Group                                      5,558,101   $   5,558,101
Wachovia Corp                                               38,780   $   1,806,760
Citigroup                                                   13,266   $     643,932

STRATEGIC GROWTH FUND
Morgan Stanley                                              29,725   $   1,720,186
Goldman Sachs Group                                      3,395,619   $   3,395,619

STRATEGIC INCOME FUND
Morgan Stanley                                             742,004   $   2,279,538
Credit Suisse First Boston                                 245,000   $     236,891
Citigroup                                                  150,000   $     167,931

EMERGING GROWTH  FUND
Goldman Sachs Group                                      1,702,492   $   1,702,492

MONEY MARKET FUND
Citigroup                                                1,000,000   $     999,820

VALUE FUND
Citigroup                                                    5,000   $     242,700
JP Morgan Chase Bank                                         5,000   $     183,650

AMERICAN ENTERPRISE BOND FUND
Citigroup                                                  450,000   $     484,303
Morgan Stanley                                             350,000   $     393,846
Goldman Sachs Group                                        300,000   $     349,882

U.S. GOV'T & MORTGAGE FUND
Lehman Brothers Holdings, Inc.                          17,172,000   $  17,172,000

                                                          SHARES        VALUE
                                                          ------        -----
MASTER PORTFOLIO
Bank of America Corp.                                      517,339   $  41,609,576
Citigroup                                                1,796,169   $  87,186,043
Goldman Sachs Group                                      9,114,599   $  25,226,074
JP Morgan Chase Co.                                        710,383   $  26,092,368
Lehman Brothers Holdings, Inc                               94,546   $   7,300,842
Merrill Lynch & Co., Inc.                               12,262,122   $  31,236,697
Morgan Stanley                                             377,105   $  21,823,066
Wachovia Corp.                                             460,920   $  21,474,263
Bear Stearns                                                34,133   $   2,728,933



                       CAPITAL STOCK AND OTHER SECURITIES

    The Company's Board of Trustees has authorized two classes of shares of beneficial interest (Class A and Class B) for each Fund, which constitute the Company's shares of capital stock. There are currently no Class B shares outstanding and such shares are not being offered for sale.

    The Company does not normally hold annual shareholders meetings. Meetings of shareholders will be held as determined by the Board of Trustees or as required by the 1940 Act or other applicable law. Shareholder meetings may be called for such matters as electing Trustees, approving investment advisory agreements or making a change to a Fund's fundamental policies. Each shareholder is entitled to one vote per share on matters affecting that Fund and on general matters. Shareholders of a particular Class have the exclusive right to vote by Class on matters determined by the Board to affect only that Class. On all other matters submitted to a vote of the shareholders, the holders of separate Classes of shares of a Fund vote together as a single Class. A meeting must be held within 60 days in the event that, at any time, less than a majority of the Trustees holding office were elected by shareholders. Holders of 10% of the shares of a Fund may require a shareholder meeting for any reason, including removal of a Director.


    The Company currently issues only one class of shares of beneficial interest of each separate series of shares which share in proportional ownership of the assets of that series. There are no cumulative voting right nor are there any extraordinary limitations to the rights and privileges of ownership and redemption.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


PRICES OF SHARES.

    The price to be paid by an investor for shares of a Fund, after receipt by the Funds' shareholder Services Agent (the "Agent") of a request in good order, is the next determined net asset value per share which the Company calculates once daily as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

STOCK AND BOND FUNDS.

    In determining the net asset value per share of each Stock Fund and Bond Fund, the fair value of all securities, determined as described below, is added to the fair value any other assets to arrive at total assets. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share. For purposes of determining the net asset value per share of each Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

    The Company values fixed-income portfolio securities including U.S. Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. In circumstances where the Adviser [or Sub-Adviser] deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Company amortizes to maturity all securities with 60 days or less to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

    The Company deems the maturities of variable or floating rate instruments, or instruments which a Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

    The Company values equity securities listed or traded on an exchange at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the NASDAQ "Official Closing Price" if approved by the Board. These procedures need not be used to determine the value of debt securities owned by the Fund if, in the opinion of the Board of Trustees some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Adviser to be the primary market for such security. Shares of open end investment companies are valued at net asset value per share. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board.

    Securities for which market quotes are not readily available and all other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. These procedures provide a number of factors to be taken into account by a Pricing Committee composed of members of the Fund's management and representatives of the relevant portfolio management team. The Board generally reviews reports of these fair value determinations at its regular meetings, unless a valuation matter requires its earlier attention.

MONEY MARKET FUNDS.

    It is the Company's policy to use its best efforts to maintain a constant per share price for the Money Funds equal to $1.00.

    The portfolio instruments of the Money Funds are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

    The valuation of each Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of each Fund's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act. Under this rule, each Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Trustees, and as required by the rule, to be of high quality with minimal credit risks. High quality is defined as the top two quality rating grades as rated by any two national statistical rating organizations ("NRSRO"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the [Adviser or] Sub-Adviser. The U.S. Treasury Money Fund invests only in securities guaranteed by the full faith and credit of the U.S. Government, that is, of the highest quality.

    In accordance with the rule the Board of Trustees has established procedures designed to stabilize, to the extent reasonably practicable, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of a Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause a Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.


PAYMENT AND TERMS OF OFFERING.


    Payment of shares purchased must accompany the purchase order either by check or by wire made payable to the Fund or to Atlas Assets, Inc. and sent to the Agent. As a condition of this offering, if the Company cancels an order to purchase shares due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, the Company shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse the Company for the loss incurred. The Company may prohibit future orders from investors whose purchase orders have been cancelled due to nonpayment. The Distributor or the Adviser will reimburse the Fund for any such losses not recovered from the shareholder.

    The Company reserves the right to change the generally applicable minimum initial or subsequent investment amounts at any time upon disclosure of such change in the prospectus or a supplement. The Company may waive or reduce the minimum initial or subsequent investment amount without prior prospectus disclosure for types of accounts involving scheduled continuous investments such as automatic purchase plans and employee benefit plan investment programs. For purposes of determining eligibility for reduced minimum initial amounts, "employee accounts" are defined as accounts of officers, Trustees, current or retired employees of Golden West Financial Corporation and its operating subsidiaries. An order to purchase shares is not binding on the Company until the Agent confirms it in writing (or by other arrangements made with the Company, in the case of orders utilizing wire transfer of funds) and the Company receives payment. Any purchase order or exchange may be rejected by the Company or the Distributor prior to confirmation, and the Company reserves the right, upon prior written notice to a shareholder, to refuse to accept any additional purchase or exchange requests from the shareholder.


THE SHAREHOLDER ACCOUNT.


    When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's instructions on the account application. A shareholder will receive from the Agent a confirmation statement showing the current transaction and a summary of the status of the account as of the transaction date after each investment, redemption (except for a redemption by Checkwriting), exchange of Atlas Fund shares or any payment or reinvestment of dividends or distributions. The minimum redemption amounts and minimum account balances described in the Prospectus do not apply to mandatory periodic payments under an IRA or SEP Plan or other qualified benefit plan.


                    OTHER INVESTMENT AND REDEMPTION SERVICES

TELEPHONE REDEMPTIONS.

    When utilizing the telephone redemption service, the shareholder must give the full registration name, address, number of shares to be redeemed, account number and name of the Fund in order for the redemption request to be processed. A corporation, partnership or other entity wishing to utilize the telephone redemption services must have on file with the Company a Securities Transaction Form indicating the names, titles and the required number of signatures authorized to act on its behalf. For a corporation, the authorization form must be signed by a duly authorized officer(s) and the signature guaranteed or the corporate seal affixed.


    Any changes or exceptions (made more than 30 days from the election of the feature) to the original instructions of a shareholder with respect to telephone redemption must be made in writing, with signature(s) guaranteed, and will be effective upon receipt by the Agent. The Agent and the Company reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option upon 30 days' written notice.

REDEMPTIONS IN KIND.

    It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Trustees of the Company, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities or other property of a Fund. The Company would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when they sell these securities. If the Company so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or
(ii) 1% of the net asset value of a Fund at the beginning of such period.

CHECKWRITING REDEMPTIONS.


    The checkwriting feature available for Atlas money and bond fund accounts does not create a bank or savings and loan checking account or any banking relationship between you and the fund or any bank or savings and loan association. A "check" is merely an instruction to the Shareholder Service Agent to process a redemption. Because the Agent is not a depository institution, it can give no assurance that a stop payment order will be effective.

TAXATION OF THE FUNDS


    Each Fund intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If a Fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.


    To so qualify under Subchapter M, a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies. To qualify, a Fund must also diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.


    If for any reason a Fund failed to qualify under Subchapter M, then such Fund would be taxable as a regular corporation under Subchapter C of the Code, with the result that, among other things, (i) the Fund would not be entitled to a deduction for distributions made to the shareholders, subjecting the net marginal rates of up to 39%, and (ii) distributions made to the shareholders would be treated as corporate distributions taxable as dividends to the extent of earnings and profits of the Fund.


    The S&P 500 Index Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio is treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends, or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding cash distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of interest, dividends and gains without a corresponding cash distribution.


    Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by a Fund in the current year and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to continue to meet these distribution requirements to avoid the excise tax liability.


    To the extent that dividends received by a Fund would qualify for the 70% dividends received deduction available to corporations or the reduced maximum rate available to individuals, a Fund must designate in a written notice to shareholders, mailed not later than 60 days after the close of its taxable year, the amount of the Fund's dividends that would be eligible for this treatment.


    Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

LONG-TERM CAPITAL GAINS.


    Each Fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss realized on sales of portfolio securities. Any dividend or capital gain distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount of the distribution. Therefore, such a distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder, to the extent that it is paid on the shares so purchased, even though subject to income taxes. A sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.


FOREIGN SHAREHOLDERS.

    Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce a Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of the such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their United States income taxes.

    As a general policy, however, shares of the Funds are not made available to persons who do not have a residence within the United States of America or its territories.

OTHER MATTERS.


    Investors should be aware that the investments to be made by the Bond Funds may involve sophisticated tax rules such as the original issue discount and mark to market rules that would result in income or gain recognition without corresponding current cash receipts. Although these Funds will seek to avoid significant noncash income, such noncash income could be generated. Investors should be aware that the Stock Funds and the Strategic Income Fund may invest in securities issued by foreign companies or governments and traded in foreign markets.


TAX ASPECTS OF COVERED CALLS AND HEDGING TRANSACTIONS.

    Certain foreign currency exchange contracts in which a Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts generally are treated as ordinary income or loss. In addition, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Code. An election can be made by a Fund to exempt these transactions from this mark-to-market treatment.

    Certain forward contracts entered into by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

    Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses may be offset against market gains and losses before determining a net "Section 988" gain or loss under the Code, which may increase or decrease the amount of a Fund's investment company income available for distribution to its shareholders.

SPECIAL TAX CONSIDERATIONS FOR THE MUNICIPAL FUNDS.

GENERAL.

    The percentage of total dividends paid by the Municipal Funds with respect to any taxable year and qualified for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Municipal Funds to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Municipal Funds' assets must consist of tax-exempt securities. In addition, each of the Municipal Funds must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by the Municipal Fund during the taxable year. Not later than 60 days after the close of its taxable year, each Municipal Fund will notify each shareholder of the portion of the dividends paid by the Municipal Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the Municipal Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

    The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an alternative minimum tax on individuals at a rate of up to 28% and on corporations at a rate of 20%. The Municipal Funds are not restricted in the percentage of securities subject to the alternative minimum tax they may hold or the amount of income subject to the alternative minimum tax they may distribute.

    Further, under the Code corporate shareholders must include federal exempt-interest dividends in their adjusted current earnings for calculation of corporate alternative minimum taxable income.

    Substantially all "investment company taxable income" earned by the Municipal Funds will be distributed to shareholders. In general, a Municipal Fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Municipal Funds would be taxed on any undistributed investment company taxable income. Since it is intended that any such taxable income will be distributed, it will be taxable to shareholders as ordinary income. Similarly, distributions of capital gains, if any, will be taxable to shareholders. Market discount earned on tax-exempt obligations will not qualify as tax-exempt income.

CALIFORNIA.


    Like the Municipal Funds, the California Funds are subject to federal tax under Subchapter M of the Code (as described above). With respect to taxation by California, in general, California has adopted federal law with respect to the taxation of regulated investment companies and their shareholders. In any year in which a California Fund qualifies as a regulated investment company under the Code and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of that California Fund consists of bonds the interest on which (when held by an individual) is exempt from personal income taxation under California law ("California Exempt Securities"), then that California Fund will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The California Funds intend to qualify under the above requirement so that they may pay California exempt-interest dividends. If a California Fund fails to so qualify, no part of that California Fund's dividends will be exempt from California personal income tax. Even if a California Fund qualifies under the above requirement, any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.


    Not later than 60 days after the close of its taxable year, each California Fund will notify each of its shareholders of the portion of the dividends exempt from California personal income tax paid by such fund to the shareholder with respect to such taxable year. The total amount of California exempt-interest dividends paid by a California Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the California Fund during such year on California-Exempt Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of another California tax-exempt fund and dividends paid to the California Fund's corporate shareholders) that are deemed to have been paid from such interest. Dividends paid to individual shareholders by the California Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates. For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the California Fund from California-Exempt Securities for such year in the same ratio as such interest from California-Exempt Securities bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California-Exempt Securities received by the California Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

    In cases where shareholders are "substantial users" or "related persons" with respect to California-Exempt Securities held by a California Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the California Fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes.

    Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be subject to California tax. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry California Funds shares is not deductible for California corporate or personal income tax purposes if the California Fund distributes California exempt-interest dividends during the shareholder's taxable year.

OTHER MATTERS.

    Shares of the Municipal Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the tax-exempt nature of Municipal Funds' dividends, and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Municipal Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

    Interest on indebtedness incurred by a shareholder to purchase or carry Municipal Fund shares is not deductible for federal income tax purposes if the Municipal Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

SPECIAL TAX CONSIDERATIONS FOR THE TREASURY MONEY FUND.

    Income dividends on shares of the U.S. Treasury Money Fund are subject to federal income tax, but in most states are exempt from state personal income tax.

                                  *   *   *


    The foregoing is a general abbreviated summary of present United States federal income taxes and, as to the California Funds, of California franchise and income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.


                                  UNDERWRITERS


    The Company has entered into a Principal Underwriting Agreement with the Distributor, 794 Davis Street, San Leandro, California, which serves as the sole underwriter and distributor, on a continuous basis of each Fund's shares. The Distributor, like the Adviser, is a wholly owned subsidiary of Golden West Financial Corporation.

    The Principal Underwriting Agreement contains indemnification provisions similar to those of the Advisory Agreement.

                              FINANCIAL STATEMENTS

    The Company's audited financial statements for its fiscal year ended December 31, 2003, as contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2003 (the "Annual Report"), are incorporated herein by reference to the Annual Report which has been filed with the Securities and Exchange Commission. Such financial statements of the Company have been audited by the Company's independent auditors, Deloitte & Touche LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein in reliance upon such report of Deloitte & Touche LLP, given upon their authority as experts in accounting and auditing.

    The financial statements of the S&P 500 Index Master Portfolio have been audited by its independent auditors, PricewaterhouseCoopers, LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein in reliance upon such report of those auditors, given upon their authority as experts in accounting and auditing. Any person not receiving the Annual Report previously or with this Statement should call or write the Company to obtain a free copy.

                                   APPENDIX A


                            INDUSTRY CLASSIFICATIONS

         Aerospace/Defense                           Food and Drug Retailers
         Air Transportation                          Gas Utilities*
         Asset-Backed                                Gold
         Auto and Equipment                          Health Care/Drugs
         Automotive                                  Health Care/Supplies & Services
         Bank Holding Companies                      Homebuilders/Real Estate
         Banks                                       Hotel/Gaming
         Beverages                                   Industrial Services
         Broadcasting                                Information Technology
         Broker-Dealers                              Insurance
         Building Materials                          Leasing & Factoring
         Cable Television                            Leisure
         Chemicals                                   Manufacturing
         Commercial Finance                          Metals/Mining
         Communication Equipment                     Nondurable Household Goods
         Computer Hardware                           Office Equipment
         Computer Software                           Oil - Domestic
         Conglomerates                               Oil - International
         Consumer Finance                            Paper
         Consumer Services                           Photography
         Containers                                  Publishing
         Convenience Stores                          Railroads & Truckers
         Department Stores                           Restaurants
         Diversified Financial                       Savings & Loans
         Diversified Media                           Shipping
         Drug Wholesalers                            Special Purpose Financial
         Durable Household Goods                     Specialty Retailing
         Education                                   Specialty Printing
         Electric Utilities                          Steel
         Electrical Equipment                        Telecommunications - Long Distance
         Electronics                                 Telephone - Utility
         Energy Services                             Textile, Apparel & Home Furnishings
         Entertainment/Film                          Tobacco
         Environmental                               Trucks and Parts
         Food                                        Wireless Services

----------
*For purposes of the Fund's investment policy not to concentrate in securities of issuers in the same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

                                   APPENDIX B


                             PROXY VOTING PROCEDURES

                  ATLAS ASSETS, INC. AND ATLAS INSURANCE TRUST
               BOSTON SAFE ADVISORS (MELLON FINANCIAL CORPORATION)
                        MADISON INVESTMENT ADVISORS, INC.
                             OPPENHEIMERFUNDS, INC.
                       PILGRIM, BAXTER & ASSOCIATES, LTD.
                        TURNER INVESTMENT PARTNERS, INC.
                          BARCLAYS GLOBAL FUND ADVISORS

                               ATLAS ASSETS, INC.
                                       AND
                              ATLAS INSURANCE TRUST

                       PROXY VOTING POLICY AND PROCEDURES
                                   MAY 9, 2003

        The Board of Directors of Atlas Assets, Inc. (the "Company") and the Board of Trustees of Atlas Insurance Trust (the "Trust") have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company's and the Trust's investment portfolios ("Funds").

1.      PROXY VOTING POLICY

A. The policy of the of the Company and the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Atlas Advisers, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight.

B. The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by any of the Funds to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a "Sub-Adviser"). If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

2.      FIDUCIARY DUTY

The right to vote proxies with respect to portfolio securities held by the Funds is an asset of the Company and the Trust. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

3.      PROXY VOTING PROCEDURES

A. At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

B. At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to the Board a record of each proxy voted with respect to portfolio securities of such Fund during the year. With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a conflict of interest, the Adviser or Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Adviser or Sub-Adviser incurs as investment adviser to the Fund, which may compromise the Adviser's or Sub-Adviser's independence of judgment and action in voting the proxy.

4.      REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

5.      ANNUAL FILING OF PROXY VOTING RECORD

The Company and the Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(1)

6.      PROXY VOTING DISCLOSURES

A. The Company and the Trust shall include in its Form N-1A registration statement:

        1. A description of this policy and of the policies and procedures used by the Adviser (if it has retained the authority to vote proxies on behalf of any Fund), and by a Sub-Adviser with authority to vote proxies on behalf of any Fund, to determine how to vote proxies relating to portfolio securities(2); and

        2. A statement disclosing that information regarding how the Company and the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's and the Trust's toll-free telephone number (or through a specified Internet address or both) and on the SEC website.(3)

B. The Company and the Trust shall include in its Annual and Semi-Annual Reports to shareholders:

                1. A statement that a description of the policies and procedures used by or on behalf of the Company and the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company's and the Trust's toll-free telephone number or through a specified Internet address, and on the SEC website.(4)

                2. A statement that information regarding how the Company and the Trust voted proxies relating to portfolio securities during the most recent 12-month period

----------
(1) The first annual report shall be for the year ended June 30, 2004.

(2) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(4) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

                ended June 30 is available without charge, upon request, by calling the Company's and the Trust's toll-free telephone number (or through a specified Internet address or both) and on the SEC website.(5)

Date:  May 9, 2003

----------
(5) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

SUMMARY OF MELLON FINANCIAL CORPORATION PROXY VOTING POLICY AND PROCEDURES

Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

                          MELLON FINANCIAL CORPORATION

                               PROXY VOTING POLICY
                              (Approved 06/24/2003)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                        MADISON INVESTMENT ADVISORS, INC.
                              Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

REGULAR ACCOUNTS

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

MAKING THE INITIAL DECISION ON HOW TO VOTE THE PROXY

As stated above, OUR GOAL AND INTENT IS TO VOTE ALL PROXIES IN THE CLIENT'S BEST INTERESTS. For practical purposes, UNLESS WE MAKE AN AFFIRMATIVE DECISION TO THE CONTRARY, when WE VOTE A PROXY AS THE BOARD OF DIRECTORS OF A COMPANY RECOMMENDS, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, IF WE BELIEVE THAT VOTING AS THE BOARD OF DIRECTORS RECOMMENDS WOULD NOT BE IN A CLIENT'S BEST INTERESTS, THEN WE MUST VOTE AGAINST THE BOARD'S RECOMMENDATION.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

            Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. equitycorresp@madisonadv.com).

WHY WOULD VOTING AS THE BOARD RECOMMENDS NOT BE IN THE CLIENT'S BEST INTERESTS?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

    1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position?

                (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of

                Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)

    2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?

    3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market?

        (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

    4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines?

Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

ADDRESSING CONFLICTS OF INTEREST

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

Once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA FIDUCIARY ACCOUNTS

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that our investment management agreement (or the ERISA client's plan document) (collectively, the "Contracts") address the issue of who is responsible for voting proxies.

    1. If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client's accounts.

    2. On the other hand, if the Contracts are silent or simply state that we "may" vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires us, when we are responsible for voting proxies:

    1. To maintain voting records for review by the named fiduciary of the plan; and

    2. Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

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ADDITIONAL RECORDKEEPING RULES RELATED TO PROXY VOTING

We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC's EDGAR database.

We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.

We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

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                        MADISON INVESTMENT ADVISORS, INC.
                             MADISON SCOTTSDALE, LC
                          CONCORD ASSET MANAGEMENT, LLC

Mosaic Funds

November 2003

                  DISCLOSURE AND SUMMARY OF PROXY VOTING POLICY

When you give us authority to vote proxies for securities held in your account, we do not assume the role of an active shareholder. Rather, if we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Nevertheless, OUR GOAL AND INTENT IS TO VOTE ALL PROXIES IN OUR CLIENT'S BEST INTERESTS. For practical purposes, UNLESS WE MAKE AN AFFIRMATIVE DECISION TO THE CONTRARY, when WE VOTE A PROXY AS THE BOARD OF DIRECTORS OF A COMPANY RECOMMENDS, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, IF WE BELIEVE THAT VOTING AS THE BOARD OF DIRECTORS RECOMMENDS WOULD NOT BE IN A CLIENT'S BEST INTERESTS, THEN WE MUST VOTE AGAINST THE BOARD'S RECOMMENDATION.

We will vote against the Board of Directors recommendation if the Board recommends an action that could dilute or otherwise diminish the value of your position. This may occur if we are unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal. This may also occur if the action would cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market. Note that we may vote in a manner that could diminish the value of your position in the short-term if we believe it will increase this value in the long-term and we are holding the security in your portfolio for the long-term. Finally, we won't vote as the Board of Directors recommends if voting in that manner would violate your account's investment guidelines.

In the unlikely event that we are required to vote a proxy that could result in a conflict between your best interests and the interests of our firm, we will alert you or your representative in advance to obtain your consent or direction on how to vote a proxy under such circumstances.

If you would like to know how we voted any proxy in your account, please contact your client service representative and he or she will give you that information. If you're not sure of your client service representative, call us at our Wisconsin office at 800-767-0300 and we will be happy to answer your questions.

You may request a complete copy of our written proxy voting procedures. Clients whose accounts are managed by our Madison, Wisconsin office may call 800-767-0300 to request a copy, clients whose accounts are managed by our Chicago, Illionis office may call 312-236-1166 to request a copy and clients whose accounts are managed by our Scottsdale, Arizona office may call 800-767-8020 to request a copy.

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OPPENHEIMER FUNDS
Two World Financial Center

                               225 LIBERTY STREET
                          NEW YORK, NEW YORK 10281-1008

         DESCRIPTION OF PORTFOLIO PROXY VOTING PROCEDURES AND GUIDELINES
                              ADOPTED JULY 1. 2003

        Under the investment advisory agreement between OppenheimerFunds, Inc. ("OFI") and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the Oppenheimer funds ("portfolio proxies") is within OFI's responsibility to supervise the Funds' investment program.

        In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

OBJECTIVE

        OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the Fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. When making portfolio proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues. In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

PROXY VOTING AGENT

        OFI, on behalf of the Funds, has engaged an independent unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The proxy voting agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting agent will refer proxy voting questions to the Proxy Voting Coordinator (described below) for instructions under circumstances where: (1) a particular proxy question is not covered by the Proxy Voting Guidelines; or (2) the Proxy Voting Guidelines call for instructions on a case-by-case basis.

PROXY VOTING COORDINATOR

        The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

CONFLICTS OF INTEREST

        OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly- controlled affiliates) and the company.

SUMMARY OF PORTFOLIO PROXY VOTINE GUIDELINES

    The following is a summary of the Portfolio Proxy Voting Guidelines under which OFI votes proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OFI is the sub-adviser (unless the fund's adviser has advised OFI that the adviser will vote the fund's portfolio proxies). Under Portfolio Proxy Voting Guidelines:

- We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

- In general, we oppose anti-takeover proposals and support elimination of anti- takeover proposals, absent unusual circumstances.

- We support shareholder proposals to reduce a super-majority vote requirement.

-   We oppose management proposals to add a super-majority vote requirement.

- We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one- year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

- We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

-   We oppose re-pricing of stock options.

- In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

Adopted July 1, 2003

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PILGRIM BAXTER & ASSOCIATES, LTD.

PROXY VOTING POLICY

INTRODUCTION

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients' assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and any written guidelines or instructions from our clients. In the event a client's written guidelines or instruction conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

PROXY OVERSIGHT COMMITTEE

Pilgrim Baxter has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Chief Financial Officer, Chief Administrative Officer, Senior Vice President - Distribution, General Counsel, and Chief Compliance Officer. The Committee is primarily responsible for:

- Approving Pilgrim Baxter's Proxy Voting Policy (the "Policy") and related Procedures;

-   Reviewing reports of proxy votes cast;

- Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third party proxy research provider;

- Seeking to identify and properly address material conflicts of interest that may arise in the context of voting proxies;

-   Reviewing the proxy voting policies of sub-advisers;

-   Acting as a resource for investment personnel on proxy matters when needed.

The Committee has authorized the appointment of an independent third party to provide research on proxy matters and voting recommendations generally consistent with this Policy. The Committee has also authorized the appointment of a Proxy Voting Clerk to coordinate, execute and maintain appropriate records related to the proxy voting process and to maintain records of differences, if any, between this Policy and the actual votes cast.

SUMMARY OF PROXY VOTING GUIDELINES

Pilgrim Baxter's Proxy Voting Policies as they relate to certain common proxy proposals are described below along with our usual voting practices:

BOARD OF DIRECTORS

    - We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; (7) by shareholders seeking to require that the position of chairman be filled by an independent director; and (8) seeking to provide expanded indemnification coverage in certain cases when a director's or officer's legal defense was unsuccessful.

    - We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) impose a mandatory retirement age for outside directors;
        (4) classify the board; (5) provide that directors may be removed only for cause; (6) provide that only continuing directors may elect replacements to fill board vacancies; (7 provide management the ability to alter the size of the board without shareholder approval; (8) require two candidates per board seat; (9) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (10) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

    - We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals regarding director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals seeking to establish or amend director qualifications.

APPROVAL OF INDEPENDENT AUDITORS

    - We generally vote FOR proposals seeking to ratify the selection of auditors.

    - We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

SHAREHOLDER RIGHTS

    - We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

    - We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

    - We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

    - We generally vote FOR proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of election; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments; (7) by shareholders requesting that any future poison pill be put to a shareholder vote; and
        (8) seeking to opt out of state disgorgement and freezeout provisions.

    - We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill"); (6) seeking to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding; and (7) seeking to approve other business when it appears as a voting item.

    - We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

CORPORATE GOVERNANCE

    - We generally vote FOR proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

    - We will evaluate on a case-by-case basis proposals requesting: (1) a change in a company's state of incorporation and (2) mandatory holding periods for their executives to hold stock after option exercise.

CAPITAL STRUCTURE

    - We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; (7) create a new class of non-voting or sub-voting common stock; and (8) create "declawed" blank check preferred stock.

    - We generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

    - We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan;
        (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; (10) regarding on recapitalizations; and (11) seeking to increase the number of blank check preferred stock after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder return.

EXECUTIVE AND DIRECTOR COMPENSATION

    - We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes be submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (8) seeking to add performance goals to existing compensation plans to comply with OBRA laws; for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws; (9) seeking to put option repricings to a shareholder vote; and (10) requesting the company to expense stock options; (11) advocating the use of performance-based equity awards; (12) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (13) seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

    - We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; (2) requiring director fees to be paid in stock only;
        (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; and for plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance and the main source of the pay increase is equity-based; and (4) requesting retirement plans for non-employee directors.

    - We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) by management seeking approval to reprice options; (8) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; and (9) by shareholders regarding all other executive and director pay issues.

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MERGERS AND CORPORATE RESTRUCTURINGS

    - We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

    - We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

    - We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

SOCIAL AND ENVIRONMENTAL ISSUES

    - We generally vote FOR PROPOSALS: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining company's involvement in spaced-based weaponization; (4) outlining the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations; and (7) seeking to amend the company's EEO policy to include sexual orientation.

    - We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GMOs; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities; as such decisions are better left to portfolio managers; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restricting the company from making political or charitable contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; (14) requesting a report on the diversity efforts of suppliers and service providers; and
        (15) seeking to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company.

    - We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors;
        (12) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; (17) requesting reports on assessing economic risks of environmental pollution or climate change; (18) requesting reports outlining the impact of the health pandemic on the company's Sub-Saharan operations; and (19) requesting companies to establish, implement and report on a standard of response to the health pandemic in Africa and other developing countries.

OTHER SITUATIONS

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION

Pilgrim Baxter seeks to minimize the potential for conflict by utilizing the services of an independent, third party to provide voting recommendations that are consistent with this Policy as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor's interpretations thereof. While it is expected that most proxies will be voted consistent with the research providers recommendation, there may be instances where the investment analyst believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. These instances are considered an "Override" and all such overrides must be approved by the Chief Investment Officer (the "CIO") and subsequently reported to the Committee. In approving any such Override, the CIO will use his best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, Pilgrim Baxter has developed a Proxy Vote Watch List (the "Watch List"). The Watch List, which is maintained by the Chief Compliance Officer (the "CCO"), summarizes public companies with whom Pilgrim Baxter may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

    - Companies with whom Pilgrim Baxter(6) has a material business relationship;

    - Companies where a Pilgrim Baxter employee, or spouse of a Pilgrim Baxter employee, is a senior officer or director or has a material business relationship;

    - Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved by the CIO that related to companies on the Watch List are reviewed by the CCO who may approve the Override in consultation, if needed, with the CIO or the General Counsel. If deemed necessary, the CCO may refer the matter to the Committee for their


----------
(6) In this context, we are referring to all matters that may give rise to a potential material conflict for Pilgrim Baxter, including those related to the business activities of its advised and sponsored mutual fund family.

evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third party to determine how the proxies should be voted, or (4) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

Disclosure to Clients

Pilgrim Baxter's Form ADV will include a description of this Policy and, upon request, Pilgrim Baxter will provide clients a copy of the complete Policy. Pilgrim Baxter will also provide to clients, upon request, information on how their securities were voted.

Dated: 2/2004

PROXY VOTING PROCEDURES

RECONCILIATION PROCESS

Upon Pilgrim Baxter's receipt of proxy materials, the Proxy Voting Clerk reconciles the number of shares to be voted as of the record date set forth in the proxy materials against the number of shares as of the record date set forth in Pilgrim Baxter's records. Because Pilgrim Baxter is committed to resolving all share number discrepancies, the Proxy Voting Clerk uses every reasonable effort to reconcile any share number discrepancy with the appropriate custodian bank. If Pilgrim Baxter no longer holds shares in the company on whose behalf proxy votes are being solicited, the Proxy Voting Clerk does not vote those proxies.

VOTING IDENTIFIED PROXIES

A proxy is identified when it is reported through a third party vendor's automated system or when a custodian bank notifies Pilgrim Baxter of its existence. As a general rule, the Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Pilgrim Baxter is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, Pilgrim Baxter may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if Pilgrim Baxter is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking," the Proxy Voting Clerk generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which Pilgrim Baxter may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client's securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

Proxy Voting Procedure

The Proxy Voting Clerk generally votes proxies, as follows:

        (a) The Proxy Voting Clerk prints the Proxy Analysis Report. This report is a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from the third party proxy research provider with respect to the issues on a particular proxy;

        (b) The Proxy Voting Clerk sends the Proxy Analysis Report to the research analyst who covers the company for his/her review;

        (c) In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as a portfolio manager, another research analyst, management of the company conducting the proxy, shareholder groups, and other relevant sources;

        (d) If the analyst is voting all items on the ballot in a manner that is consistent with the proxy research provider's recommendations, he/she checks the appropriate box on the Proxy Voting Materials cover sheet, signs where indicated and returns it to the Proxy Voting Clerk. In instances where the analyst disagrees with the research provider's recommended vote and decides to vote an item differently, the analyst's recommended vote will be considered an "Override". All Overrides must be discussed with, and approved by, the CIO. Both the CIO and the analyst must sign the Proxy Voting Materials cover sheet and return it to the Proxy Voting Clerk with a brief explanation that documents the rationale for their decision;

        (e) The Proxy Voting Clerk compiles all overridden recommendations in a Proxy Vote Override Report. The Overrides are then compared to the Proxy Vote Watch List to identify potential conflict situations.

        (f) If a proxy being overridden is a company on the Proxy Vote Watch List, the Proxy Voting Clerk will promptly forward the proxy to the Chief Compliance Officer (CCO). The CCO reviews the Overrides and may confirm the Overrides in consultation with the CIO or the General Counsel. In instances where a potential conflict of interest has been identified that may be material, the CCO may refer the matter to the full Committee for their evaluation and input as to how the conflict of interest should be resolved.

        (g) Upon resolution by the Committee or otherwise, the CCO will return the Proxy Override Report to the Proxy Voting Clerk indicating how the matter should be voted.

        (h) The Proxy Voting Clerk votes the proxies as instructed in the Proxy Analysis Report and the Proxy Vote Override Report; and

        (i) The Proxy Voting Clerk prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. The Proxy Voting Clerk also prepares a Proxy Override Summary Report that documents all vote recommendations received from the proxy research provider that were overridden during the period. These reports are periodically reviewed by the Committee.

MAINTENANCE OF PROXY VOTING RECORDS

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

    -   These policy and procedures, and any amendments thereto;

    -   Each proxy statement (maintained on a third party automated system);

    -   Record of each vote cast (maintained on a third party automated system);

    - Documentation, if any, created by Pilgrim Baxter that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;

    -   Various reports prepared according to the above procedures; and

    - Each written client request for information and a copy of any written response by Pilgrim Baxter to a client's written or oral request for information.

DATED: 2/2004

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

                       Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

        Turner Investment Partners, Inc.
        1205 Westlakes Drive, Suite 100
        Berwyn, PA 19312

                          BARCLAYS GLOBAL FUND ADVISORS
                       MASTER INVESTMENT PORTFOLIO ("MIP")
                              PROXY VOTING POLICIES

    The Trust of MIP (the "Trust") has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolios. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

    BGFA votes (or refrains from voting) proxies for the Master Portfolios in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolios. In some cases, BGFA may determine that it is in the best interests of the Master Portfolios to refrain from exercising the Master Portfolios' proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolios. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolios, the Master Portfolios' affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

    - BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

    - BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

    - BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

    BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolios, the Master Portfolios' affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  This 1st day of July, 2003

                                  ATLAS FUNDS*

PART C: OTHER INFORMATION

Item 23. EXHIBITS:

               (a). (1) Declaration of Trust of Registrant. (8)

               (b). (1) Bylaws of Registrant. (8)

               (c). None.

               (d). (1) Advisory Agreement between Atlas Advisers, Inc. and
                    Registrant. (8)

                    (2) Subadvisory Agreement between The Boston Company Advisors, Inc. and Registrant. (8)

                    (3) Subadvisory Agreement between Madison Investment Advisers, Inc. and Registrant. (8)

                    (4) Subadvisory Agreement between Registrant and OppenheimerFunds, Inc.. (8)

                    (5) Form of Subadvisory Agreement between Registrant and Pilgrim Baxter & Associates, Ltd. (8)

                    (6) Form of Subadvisory Agreement between Registrant and Turner Investment Partners, Inc. (8)

                    (7) Form of Waiver/Reinbursement Agreement between Atlas Advisors, Inc. and Registrant filed herewith as Exhibit
                    (d)(7).

               (e). Form of Principal Underwriting Agreement between Atlas
                    Securities, Inc. and Registrant. (8)

               (f). None.

               (g). (1) Form of Custodian Contract between Investors Bank and
                    Trust Company and Registrant. (1)

               (h). (1) Form of Transfer Agency and Service Agreement between
                    State Street Bank and Trust Company and Registrant. (2)

                    (2) Form of Third Party Feeder Fund Agreement Among Atlas Assets, Inc., Atlas Securities, Inc. and Master Investment Portfolio dated August 9, 2000. (4)

                    (3) Defense and Indemnification Agreement between Golden West Financial Corporation and Barbara A. Bond dated May 21, 1999 filed herewith as Exhibit (h)(3).

                    (4) Defense and Indemnification Agreement between Golden West Financial Corporation and Daniel L. Rubinfeld dated May 21, 1999 filed herewith as Exhibit (h)(4)

                    (5) Defense and Indemnification Agreement between Golden West Financial Corporation and David J. Tecce dated May 21, 1999 filed herewith as Exhibit (h)(5)

               (i). (1) Consent of Counsel attached hereto as Exhibit (i)(1).

               (j). Consents of Independent Auditors.
                    (1) Deloitte & Touche LLP filed herewith as Exhibit (j)(1).
                    (2) PricewaterhouseCoopers LLP filed herewith as Exhibit
                    (j)(2).

               (k). None.

               (m). Form of Distribution Plan. (__)

               (n). None

               (o). None

               (p). (1) Code of Ethics for Registrant, Atlas Advisers, Inc.,
                    Atlas Securities, Inc., and Atlas Insurance Trust dated August 18, 2000, as Amended March 1, 2001 and February 27, 2004 filed herewith as Exhibit (p)(1).

                    (2) Revised Code of Ethics of OppenheimerFunds, Inc. (8)

                    (3) Code of Ethics for Boston Safe Advisors, Inc. consisting of the Mellon Securities Trading Policy-General Edition (September 2003) and Code of Conduct (May 2003) filed herewith as Exhibit (p)(3).

                    (4) Code of Ethics for Barclays Global Investors, N.A. and
                    Subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services Adopted December 11, 2000. (5)

                    (5) Joint Code of Ethics dated August 16, 2000 for Barclays Global Investors funds, Inc. Master Investment Portfolio.
                    (5)

                    (6) Code of Ethics for Pilgrim Baxter & Associates, Ltd. (6)

                    (7) Code of Ethics for Madison Investment Advisors, Inc., dated November 2003 filed herewith as Exhibit (p)(7).

                    (8) Code of Ethics for Turner Investment Partners, Inc. filed herewith as Exhibit (p)(8).

               (q). Powers of Attorney.

                    (1) Atlas Funds dated June 23, 2003, filed herewith as Exhibit (q)(1).

                    (2) Master Investment Portfolio, S&P 500 Index Master Portfolio. (4)

                    (3) Power of Attorney for Mary G. F. Bitterman. (7)

                    (4) Power of Attorney for Lee T. Kranefuss. (7)

                    (5) Power of Attorney for Richard K. Lyons. (7)

                    (6) Power of Attorney for Barclays Global Investors Funds and Master Investment Portfolios dated April 18, 2003, filed herewith as Exhibit (q)(6)

                    (7) Power of Attorney for Marion O. Sandler, dated June 23, 2003 filed herewith as Exhibit (q)(7).

*Atlas Funds has adopted and succeeded to the Registration Statement of Atlas Assets, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 33-20318 and 811-5485, respectively) for all purposes, including for purposes of incorporating by reference.

     (1) Incorporated by reference to Post-Effective Amendment No. 19 as filed on February 27, 1996.

     (2) Incorporated by reference to Post-Effective Amendment No. 21 as filed on April 14, 1997.

     (3) Incorporated by reference to Post-Effective Amendment No. 25 as filed on April 28, 2000.

     (4) Incorporated by reference to Post-Effective Amendment No. 27 as filed on August 10, 2000.

     (5) Incorporated by reference to Post-Effective Amendment No. 28 as filed on April 3, 2001.

     (6) Incorporated by reference to Post-Effective Amendment No. 33 as filed on April 30, 2002.

     (7) Incorporated by reference to Post-Effective Amendment No. 34 as filed on August 1, 2002.

     (8) Incorporated by reference to Post-Effective Amendment No. 39 as filed on December 29, 2003.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

Item 25. INDEMNIFICATION

Article V, Section 5.2 of the Declaration of Trust of Atlas Funds, incorporated herein by reference, provides for indemnification of the Trustees of the Registrant by the Trust under certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustees, officers or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In order to save the Trust the premium expenses associated with obtaining a directors and officers errors and omissions insurance policy, Golden West Financial Corporation has executed a Defense and Indemnification Agreement with each of the Trustees, filed as Exhibits (h)(3),(h)(4) and (h)(5) to this Registration Statement.Pursuant to the Agreement, Golden West Financial Corporation will defend and indemnify the Trustees with respect to any proceeding to which they are parties or threatened to be made parties, subject to certain limitations. Golden West Financial Corporation is the parent of the Adviser and Distributor of the Registrant. To the extent permitted by the 1940 Act, the non-interested Trustees may be indemnified by the Company with respect to errors and omissions. To the extent not so permitted, Golden West Financial Corporation may so indemnify the non-interested Trustees to the extent permitted by Delaware law.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      A.  INVESTMENT ADVISER--Atlas Advisers, Inc.

          See the material following the captions "Management of the Company" and "Investment Advisory and Other Services" appearing as a portion of Part B hereof. In addition, officers and directors of Atlas Advisers, Inc. not otherwise referenced, together with all other information required by this Item 26 including, but not limited to, any other business, profession, vocation or employment of a substantial nature engaged in by such persons during the past two years, are as follows:

NAME AND CURRENT POSITION                 OTHER BUSINESS AND CONNECTIONS
WITH ATLAS ADVISERS, INC.                 DURING THE PAST TWO YEARS
------------------------------------------------------------------------------
W. Lawrence Key                           Group Senior Vice President and
Director                                  Chief Operating Officer of the
                                          Adviser and Distributor, Executive
                                          Vice President and Chief Operating
                                          Officer of the Registrant

Mary Jane Fross                           None
Vice President & Controller

James H. Hubbell                          Executive Vice President,
Director                                  World Savings Bank FSB

      B. SUBADVISER - OppenheimerFunds, Inc.

(a) OppenheimerFunds, Inc. is the investment subadviser to the Global Growth, Growth Opportunities and Strategic Income Funds of the Company; it and certain subsidiaries and affiliates act in the same capacity to other investment companies.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.               OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
-----------------------------------------------------------------------------------------------------------
Timothy L. Abbuhl,                   None
Assistant Vice President

Amy Adamshick                        None
Vice President

Robert Agan,                         Vice President of OppenheimerFunds Distributor, Inc., Shareholder
Vice President                       Financial Services, Inc., OFI Private Investments, Inc. and Centennial
                                     Asset Management Corporation; Senior Vice President of Shareholders
                                     Services, Inc.

Erik Anderson,                       None
Assistant Vice President

Janette Aprilante,                   Secretary (since December 2001) of: OppenheimerFunds Distributor,
Vice President & Secretary           Inc., Centennial Asset Management Corporation, Oppenheimer Partnership
                                     Holdings, Inc., Oppenheimer Real Asset Management, Inc., Shareholder
                                     Financial Services, Inc., Shareholder Services, Inc. and
                                     OppenheimerFunds Legacy Program. Secretary (since June 2003) of:
                                     HarbourView Asset Management Corporation, OFI Private Investments,
                                     Inc. and OFI Institutional Asset Management, Inc. Assistant Secretary
                                     (since December 2001) of OFI Trust Company.

Hany S. Ayad,                        None
Assistant Vice President

Robert Baker,                        None
Assistant Vice President

John Michael Banta,                  None
Assistant Vice President

Joanne Bardell,                      None
Assistant Vice President

Kevin Baum,                          None
Vice President

Jeff Baumgartner,                    None
Assistant Vice President

Connie Bechtolt,                     None
Assistant Vice President

Lalit K. Behal                       Assistant Secretary of HarbourView Asset Management Corporation.
Assistant Vice President

Kathleen Beichert,                   Vice President of OppenheimerFunds Distributor, Inc.
Vice President

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.               OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
-----------------------------------------------------------------------------------------------------------
Gerald Bellamy,                      Assistant Vice President of OFI Institutional Asset Management, Inc.
Assistant Vice President

Erik S. Berg,                        None
Assistant Vice President

Victoria Best,                       Vice President of OFI Institutional Asset Management, Inc.
Vice President

Rajeev Bhaman,                       None
Vice President

Craig Billings,                      Formerly President of Lorac Technologies, Inc. (June 1997-July 2001).
Assistant Vice President

Mark Binning,                        None
Assistant Vice President

Robert J. Bishop,                    Treasurer (since October 2003) of OppenheimerFunds Distributor, Inc.
Vice President                       and Centennial Asset Management Corporation.

Tracey Blinzer,                      Assistant Vice President of OppenheimerFunds Distributor, Inc.
Vice President

John R. Blomfield,                   None
Vice President

Chad Boll,                           None
Assistant Vice President

Antulio N. Bomfim,                   A senior economist with the Federal Reserve Board (June 1992-October
Vice President                       2003).

Robert Bonomo,                       None
Senior Vice President

Michelle Borre Massick,              None
Vice President

Jennifer Bosco,                      None
Assistant Vice President

John Boydell,                        None
Assistant Vice President

Michael Bromberg,                    None
Assistant Vice President

Lowell Scott Brooks,                 Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Joan Brunelle,                       None
Vice President

Richard Buckmaster,                  None
Vice President

Paul Burke,                          None
Assistant Vice President

Mark Burns,                          None
Assistant Vice President

Bruce Burroughs,                     None
Vice President

Claudia Calich,                      None
Assistant Vice President

Jeoffrey Caan,                       Formerly Vice President of ABN AMRO NA, Inc. (June 2002 - August
Vice President                       2003); Vice President of Zurich Scudder Investments (January 1999 -
                                     June 2002)

Catherine Carroll,                   None
Assistant Vice President

Debra Casey,                         None
Assistant Vice President

Brett Clark,                         None
Assistant Vice President

H.C. Digby Clements,                 None
Vice President: Rochester Division

Peter V. Cocuzza,                    None
Vice President

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.               OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
------------------------------------------------------------------------------------------------------------
Susan Cornwell,                      Vice President of Centennial Asset Management Corporation and
Vice President                       Shareholder Financial Services, Inc.; Senior Vice President of
                                     Shareholder Services, Inc.

Scott Cottier,                       None
Vice President: Rochester Division

Laura Coulston,                      None
Assistant Vice President

Julie C. Cusker,                     None
Assistant Vice President:
Rochester Division

George Curry,                        None.
Vice President

John Damian,                         None
Vice President

John M. Davis,                       Assistant Vice President of OppenheimerFunds Distributor, Inc.
Assistant Vice President

Ruggero de'Rossi,                    Vice President of HarbourView Asset Management Corporation.
Senior Vice President

Craig P. Dinsell,                    None
Executive Vice President

Randall C. Dishmon,                  None
Assistant Vice President

Rebecca K. Dolan                     None
Vice President

Steven D. Dombrower,                 Senior Vice President of OFI Private Investments, Inc.; Vice President
Vice President                       of OppenheimerFunds Distributor, Inc.

Thomas Doyle,                        None
Assistant Vice President

Bruce C. Dunbar,                     None
Senior Vice President

Richard Edmiston,                    None
Assistant Vice President

Daniel R. Engstrom,                  None
Assistant Vice President

James Robert Erven                   Formerly an Assistant Vice President/Senior Trader with Morgan Stanley
Assistant Vice President             Investment Management (1999-April 2002).

George R. Evans,                     None
Vice President

Edward N. Everett,                   None
Vice President

Kathy Faber,                         None
Assistant Vice President

David Falicia,                       None
Assistant Vice President

Scott T. Farrar,                     Vice President of OFI Private Investments, Inc.
Vice President

Emmanuel Ferreira,                   Formerly a portfolio manager with Lashire Investments (July
Vice President                       1999-December 2002).

Ronald H. Fielding,                  Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI
Senior Vice President;               Mutual Insurance Company; Governor of St. John's College; Chairman of
Chairman: Rochester Division         the Board of Directors of International Museum of Photography at
                                     George Eastman House.

Brian Finley,                        None
Assistant Vice President

John E. Forrest,                     Senior Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President

Jordan Hayes Foster,                 Vice President of OFI Institutional Asset Management, Inc.
Vice President

P. Lyman Foster,                     Senior Vice President of OppenheimerFunds Distributor, Inc.

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.               OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
------------------------------------------------------------------------------------------------------------
Senior Vice President

David Foxhoven,                      Assistant Vice President of OppenheimerFunds Legacy Program.
Assistant Vice President

Colleen M. Franca,                   None
Assistant Vice President

Richard Frank,                       Vice President of OppenheimerFunds Distributor, Inc.
Vice President: Rochester Division

Dominic Freud,                       Formerly, a Partner and European Equity Portfolio manager at SLS
Vice President                       Management (January 2002-February 2003) prior to which he was head of the European equities desk and managing director at SG Cowen
                                     (May 1994-January 2002).

Dan Gagliardo,                       None
Assistant Vice President

Hazem Gamal,                         None
Assistant Vice President

Dan P. Gangemi,                      None
Vice President

Subrata Ghose,                       None
Assistant Vice President

Charles W. Gilbert,                  None
Assistant Vice President

Alan C. Gilston,                     None
Vice President

Jill E. Glazerman,                   None
Vice President

Mike Goldverg,                       None
Assistant Vice President

Bejamin J. Gord,                     Vice President of HarbourView Asset Management Corporation and of OFI
Vice President                       Institutional Asset Management, Inc. Formerly Executive Director with
                                     Miller Anderson Sherrerd, a division of Morgan Stanley Investment
                                     Management. (April 1992-March 2002).

Laura Granger,                       None
Vice President

Robert B. Grill,                     None
Senior Vice President

Robert Gwynn,                        None
Vice President: Rochester Division

Robert Haley,                        None
Assistant Vice President

Marilyn Hall,                        None
Vice President

Ping Han,                            None
Assistant Vice President

Kelly Haney,                         None
Assistant Vice President

Steve Hauenstein,                    None
Assistant Vice President

Thomas B. Hayes,                     None
Vice President

Michael Henry,                       None
Assistant Vice President

Dennis Hess,                         None
Assistant Vice President

Dorothy F. Hirshman,                 None
Vice President

Daniel Hoelscher,                    None
Assistant Vice President

Edward Hrybenko,                     Vice President of OppenheimerFunds Distributor, Inc.
Vice President

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.               OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
------------------------------------------------------------------------------------------------------------
Scott T. Huebl,                      Assistant Vice President of OppenheimerFunds Legacy Program.
Vice President

Margaret Hui,                        None
Assistant Vice President

John Huttlin,                        Senior Vice President (Director of the International Division) (since
Vice President                       January 2004) of OFI Institutional Asset Management, Inc.; Director
                                     (since June 2003) of OppenheimerFunds (Asia) Limited

James G. Hyland,                     None
Assistant Vice President

Steve P. Ilnitzki,                   None
Senior Vice President

Bridget Ireland,                     None
Vice President

Kathleen T. Ives,                    Vice President and Assistant Secretary of OppenheimerFunds
Vice President and Assistant         Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary
Secretary                            of Centennial Asset Management Corporation, OppenheimerFunds Legacy
                                     Program and Shareholder Financial Services, Inc.

William Jaume,                       Senior Vice President of HarbourView Asset Management Corporation and
Vice President                       OFI Institutional Asset Management, Inc.; Director of OFI Trust
                                     Company.

Frank V. Jennings,                   None
Vice President

John Jennings,                       None
Vice President

John Michael Johnson,                Formerly Vice President, Senior Analyst/Portfolio Manager at Aladdin
Assistant Vice President             Capital Holdings Inc. (February 2001-May 2002).

Charles Kandilis,                    Formerly managing director of Kandilis Capital Management (September
Assistant Vice President             1993-August 2002).

Jennifer E. Kane,                    None
Assistant Vice President

Lynn O. Keeshan,                     Assistant Treasurer of OppenheimerFunds Legacy Program
Senior Vice President

Thomas W. Keffer,                    None
Senior Vice President

Cristina J. Keller,                  Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Michael Keogh,                       Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Walter G. Konops,                    None
Assistant Vice President

James Kourkoulakos,                  None
Vice President

Brian Kramer,                        None
Assistant Vice President

Lisa Lamentino,                      None
Vice President

Tracey Lange,                        Vice President of OppenheimerFunds Distributor, Inc.
Vice President

John Latino,                         Formerly a Senior Trader/Portfolio Engineer at Jacobs Levy Equity
Assistant Vice President             Management (June 1996-August 2002).

Kristina Lawrence,                   None
Assistant Vice President

Guy E. Leaf,                         Formerly a Vice President of Merrill Lynch (January 2000-September
Vice President                       2001).

Christopher M. Leavy,                None
Senior Vice President

Dina C. Lee,                         Formerly (until December 2003) Assistant Secretary of OppenheimerFunds
Assistant Vice President &           Legacy Program.
Assistant Counsel

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.               OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
------------------------------------------------------------------------------------------------------------
Randy Legg,                          Formerly (until February 2004) an associate with Dechert LLP.
Assistant Vice President

Dana Lehrer,                         Assistant Secretary of Oppenheimer Legacy Program
Assistant Vice President

Laura Leitzinger,                    Senior Vice President of Shareholder Services, Inc.; Vice President of
Vice President                       Shareholder Financial Services, Inc.

Michael S. Levine,                   None
Vice President

Gang Li,                             None
Vice President

Shanquan Li,                         None
Vice President

Mitchell J. Lindauer,                None
Vice President & Assistant
General Counsel

Bill Linden,                         None
Assistant Vice President

Malissa B. Lischin,                  Assistant Vice President of OppenheimerFunds Distributor, Inc.
Assistant Vice President

David P. Lolli,                      None
Assistant Vice President

Daniel G. Loughran                   None
Vice President: Rochester Division

Patricia Lovett,                     Vice President of Shareholder Financial Services, Inc. and Senior Vice
Vice President                       President of Shareholder Services, Inc.

Dongyan Ma,                          Formerly an Assistant Vice President with Standish Mellon Asset
Assistant Vice President             Management (October 2001-October 2003).

Steve Macchia,                       None
Vice President

Michael Magee,                       Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Jerry Mandzij,                       None
Assistant Vice President

Angelo G. Manioudakis                Senior Vice President of HarbourView Asset Management Corporation and
Senior Vice President                of OFI Institutional Asset Management, Inc. Formerly Executive
                                     Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April
                                     2002).

LuAnn Mascia,                        Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Susan Mattisinko,                    Assistant Secretary (as of January 2004) of HarbourView Asset
Vice President                       Management Corporation, OppenheimerFunds Legacy Program, OFI Private
                                     Investments, Inc. and OFI Institutional Asset Management, Inc.
                                     Formerly an Associate at Sidley Austin Brown and Wood LLP (1995 -
                                     October 2003).

Elizabeth McCormack,                 Assistant Secretary of HarbourView Asset Management Corporation.
Assistant Vice President

Joseph McGovern,                     None
Assistant Vice President

Charles L. McKenzie,                 As of May 2003: Chief Executive Officer, President, Senior Managing
Senior Vice President                Director and Director of HarbourView Asset Management Corporation and
                                     OFI Institutional Asset Management, Inc.; President, Chairman and
                                     Director of Trinity Investment Management Corporation

Andrew J. Mika,                      None
Senior Vice President

Joy Milan,                           None
Vice President

Denis R. Molleur,                    None
Vice President & Senior Counsel

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.               OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
------------------------------------------------------------------------------------------------------------
Nikolaos D. Monoyios,                None
Vice President

Charles Moon,                        Vice President of HarbourView Asset Management Corporation and of OFI
Vice President                       Institutional Asset Management, Inc. Formerly an Executive Director
                                     and Portfolio Manager with Miller Anderson & Sherrerd, a division of
                                     Morgan Stanley Investment Management (June 1999-March 2002).

John Murphy,                         Director of OppenheimerFunds Distributor, Inc., Centennial Asset
Chairman, President, Chief           Management Corporation, HarbourView Asset Management Corporation, OFI
Executive Officer & Director         Private Investments, Inc., OFI Institutional Asset Management, Inc.
                                     and Tremont Advisers, Inc.; Director of Trinity Investments Management
                                     Corporation; President and Management Director of Oppenheimer
                                     Acquisition Corp.; President and Director of Oppenheimer Partnership
                                     Holdings, Inc., Oppenheimer Real Asset Management, Inc.; Chairman and
                                     Director of Shareholder Financial Services, Inc. and Shareholder
                                     Services, Inc.; Executive Vice President of MassMutual Life Insurance
                                     Company; director of DLB Acquisition Corp.

Kevin Murray,                        None
Assistant Vice President

Thomas J. Murray,                    None
Vice President

Kenneth Nadler,                      None
Vice President

Christina Nasta,                     Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Richard Nichols,                     None
Vice President

William Norman,                      None
Assistant Vice President

John O'Hare,                         Formerly Executive Vice President and Portfolio Manager (June 2000 -
Vice President                       August 2003) and Portfolio Manager and Senior Vice President (August
                                     1997 - June 2000) at Geneva Capital Management, Ltd.

Lerae A. Palumbo,                    None
Vice President

Frank J. Pavlak,                     None
Vice President

David P. Pellegrino,                 None
Vice President

Allison C. Pells,                    None
Assistant Vice President

Susan Pergament,                     None
Assistant Vice President

Brian Petersen,                      None
Assistant Vice President

David Pfeffer,                       Formerly, Director and Chief Financial Officer at Citigroup Asset
Senior Vice President and Chief      Management (February 2000-February 2004).
Financial Officer

James F. Phillips,                   None
Vice President

Gary Pilc,                           None
Assistant Vice President

Peter E. Pisapia,                    Formerly, Associate Counsel at SunAmerica Asset Management Corp.
Assistant Vice President &           (December 2000-December 2002).
Assistant Counsel

Raghaw Prasad,                       None
Assistant Vice President

Jane C. Putnam,                      None
Vice President

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.               OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
------------------------------------------------------------------------------------------------------------
Michael E. Quinn,                    None
Vice President

Julie S. Radtke,                     None
Vice President

Norma J. Rapini,                     None
Assistant Vice President:
Rochester Division

Brian N. Reid,                       Formerly an Assistant Vice President with Eaton Vance Management
Assistant Vice President             (January 2000-January 2002).

Marc Reinganum,                      Formerly (until August 2002) Vaughn Rauscher Chair in Financial
Vice President                       Investments and Director, Finance Institute of Southern Methodist
                                     University, Texas.

Jill Reiter,                         None
Assistant Vice President

Kristina Richardson,                 None
Assistant Vice President

Claire Ring,                         None
Assistant Vice President

David Robertson,                     Senior Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President

Rob Robis,                           None
Assistant Vice President

Antoinette Rodriguez,                None
Assistant Vice President

Stacey Roode,                        Formerly, Assistant Vice President of Human Resources of OFI (200-July
Vice President                       2002)

Jeffrey S. Rosen,                    None
Vice President

Stacy Roth,                          None
Vice President

James H. Ruff,                       President and Director of OppenheimerFunds Distributor, Inc. and
Executive Vice President             Centennial Asset Management Corporation; Executive Vice President of
                                     OFI Private Investments, Inc.

Andrew Ruotolo,                      Vice Chairman, Treasurer, Chief Financial Officer and Management
Executive Vice President and         Director of Oppenheimer Acquisition Corp.; President and Director of
Director                             Shareholder Services, Inc. and Shareholder Financial Services, Inc.;
                                     Director of Trinity Investment Management Corporation; Chairman of the
                                     Board, Chief Executive Officer, President and Director of OFI Trust
                                     Company.

Kim Russomanno,                      None
Assistant Vice President

Rohit Sah,                           None
Vice President

Valerie Sanders,                     None
Vice President

Karen Sandler,                       None
Assistant Vice President

Tricia Scarlata,                     Formerly, Marketing Manager of OppenheimerFunds, Inc. (April
Vice President                       2001-August 2002).

Rudi Schadt,                         Formerly a consultant for Arthur Andersen (August 2001-February 2002).
Assistant Vice President

Ellen P. Schoenfeld,                 None
Vice President

Maria Schulte,                       None
Assistant Vice President

Scott A. Schwegel,                   None
Assistant Vice President

Allan P. Sedmak                      None
Assistant Vice President

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.               OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
------------------------------------------------------------------------------------------------------------
Jennifer L. Sexton,                  Senior Vice President of OFI Private Investments, Inc.
Vice President

Martha A. Shapiro,                   None
Vice President

Navin Sharma,                        Formerly, Manager at BNP Paribas Cooper Neff Advisors (May 2001-April
Vice President                       2002).

Steven J. Sheerin,                   None
Vice President

Bonnie Sherman,                      None
Assistant Vice President

David C. Sitgreaves,                 None
Assistant Vice President

Edward James Sivigny                 Formerly a Director for ABN Amro Securities (July 2001-July 2002).
Assistant Vice President

Enrique H. Smith,                    None
Assistant Vice President

Louis Sortino,                       None
Assistant Vice President:
Rochester Division

Keith J. Spencer,                    None
Senior Vice President

Marco Antonio Spinar,                None
Assistant Vice President

Richard A. Stein,                    None
Vice President: Rochester Division

Arthur P. Steinmetz,                 Senior Vice President of HarbourView Asset Management Corporation.
Senior Vice President

Jennifer Stevens,                    None
Assistant Vice President

Gregory J. Stitt,                    None
Vice President

John P. Stoma,                       Senior Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President

Michael Stricker,                    Vice President of Shareholder Services, Inc.
Vice President

Deborah A. Sullivan,                 Secretary (since December 2001) of OFI Trust Company.
Assistant Vice President,
Assistant Counsel

Mary Sullivan,                       None
Assistant Vice President

Michael Sussman,                     Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Susan B. Switzer,                    None
Vice President

Martin Telles,                       Senior Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President

Paul Temple,                         Formerly a Vice President of Merrill Lynch (October 2001-January 2002).
Vice President

Jeaneen Terrio,                      None
Assistant Vice President

Vincent Toner,                       None
Assistant Vice President

Eamon Tubridy,                       None
Assistant Vice President

Keith Tucker,                        None
Assistant Vice President

James F. Turner,                     Formerly portfolio manager for Technology Crossover Ventures (May
Vice President                       2000-March 2001).

Tane Tyler,                          Formerly Vice President and Assistant General Counsel at INVESCO

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.               OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
------------------------------------------------------------------------------------------------------------
Vice President and Associate         Funds Group, Inc. (September 1991 - December 2003)
Counsel

Cameron Ullyat,                      None
Assistant Vice President

Angela Utaro,                        None
Assistant Vice President:
Rochester Division

Mark S. Vandehey,                    Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Vice President                       Management Corporation and Shareholder Services, Inc.

Maureen Van Norstrand,               None
Vice President

Rene Vecka,                          None
Assistant Vice President,
Rochester Division

Vincent Vermette,                    Vice President of OppenheimerFunds Distributor, Inc.
Assistant Vice President

Phillip F. Vottiero,                 None
Vice President

Lisa Walsh,                          None
Assistant Vice President

Patricia Walters,                    None
Assistant Vice President

Teresa M. Ward,                      Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Jerry A. Webman,                     Senior Vice President of HarbourView Asset Management Corporation.
Senior Vice President

Christopher D. Weiler,               None
Vice President: Rochester Division

Barry D. Weiss,                      Vice President of HarbourView Asset Management Corporation
Vice President

Melissa Lynn Weiss,                  Formerly an Associate at Hoguet Newman & Regal, LLP (January 1998-May
Vice President                       2002).

Christine Wells,                     None
Vice President

Joseph J. Welsh,                     Vice President of HarbourView Asset Management Corporation.
Vice President

Diederick Wermolder,                 Director of OppenheimerFunds International Ltd.; Senior Vice President
Senior Vice President                (Managing Director of the International Division) of OFI Institutional
                                     Asset Management, Inc.; Director of OppenheimerFunds (Asia) Limited.

Catherine M. White,                  Assistant Vice President of OppenheimerFunds Distributor, Inc.; member
Assistant Vice President             of the American Society of Pension Actuaries (ASPA) since 1995.

Annabel Whiting,                     None
Assistant Vice President

William L. Wilby,                    Formerly Senior Vice President of HarbourView Asset Management
Senior Vice President                Corporation (May 1999-July 2002).

Donna M. Winn,                       President, Chief Executive Officer and Director of OFI Private
Senior Vice President                Investments, Inc.; Director and President of OppenheimerFunds Legacy
                                     Program; Senior Vice President of OppenheimerFunds Distributor, Inc.

Kenneth Winston,                     None
Senior Vice President

Philip Witkower,                     Senior Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President

Brian W. Wixted,                     Treasurer of HarbourView Asset Management Corporation;
Senior Vice President and            OppenheimerFunds International Ltd., Oppenheimer Partnership Holdings,
Treasurer                            Inc., Oppenheimer Real Asset Management, Inc., Shareholder Services,
                                     Inc., Shareholder Financial Services, Inc., OFI Private Investments,
                                     Inc., OFI Institutional Asset Management, Inc. and OppenheimerFunds
                                     Legacy Program; Treasurer and Chief Financial

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.               OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
------------------------------------------------------------------------------------------------------------
                                     Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer
                                     Acquisition Corp.

Carol Wolf,                          Senior Vice President of HarbourView Asset Management Corporation;
Senior Vice President                serves on the Board of the Colorado Ballet.

Kurt Wolfgruber,                     Director of Tremont Advisers, Inc. (since July 20012), and of
Executive Vice President, Chief      HarbourView Asset Management Corporation and OFI Institutional Asset
Investment Officer and Director      Management, Inc. (since June 2003)

Caleb C. Wong,                       None
Vice President

Edward C. Yoensky,                   None
Assistant Vice President

Jill Zachman,                        None
Vice President: Rochester Division

Lucy Zachman,                        None
Assistant Vice President

Robert G. Zack                       General Counsel and Director of OppenheimerFunds Distributor, Inc.;
Executive Vice President and         General Counsel of Centennial Asset Management Corporation; Senior
General Counsel                      Vice President and General Counsel of HarbourView Asset Management
                                     Corporation and OFI Institutional Asset Management, Inc.; Senior Vice
                                     President, General Counsel and Director of Shareholder Financial
                                     Services, Inc., Shareholder Services, Inc., OFI Private Investments,
                                     Inc. and OFI Trust Company; Vice President and Director of Oppenheimer
                                     Partnership Holdings, Inc.; Secretary and General Counsel of
                                     Oppenheimer Acquisition Corp.; Director and Assistant Secretary of
                                     OppenheimerFunds International Ltd.; Director of Oppenheimer Real
                                     Asset Management, Inc. and OppenheimerFunds (Asia) Limited); Vice
                                     President of OppenheimerFunds Legacy Program.

Neal A. Zamore,                      None
Vice President

Mark D. Zavanelli,                   None
Vice President

Alex Zhou,                           None
Assistant Vice President

Arthur J. Zimmer,                    Senior Vice President (since April 1999) of HarbourView Asset
Senior Vice President                Management Corporation.

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer Real Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Oppenheimer Trust Company is Two World Financial Center, 225 Liberty Street 11th Floor, New York, NY 10281-1008.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

C.   SUBADVISER--Boston Safe Advisors, Inc.

     Boston Safe Advisors, Inc. is the investment sub-adviser to the Municipal Funds; it and certain subsidiaries and affiliates act in the same capacity to other investment companies. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Boston Safe Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

     Note that (i) unless otherwise indicated, the business address of all of the following persons and entities is 200 Park Avenue, New York, NY 10166; and
(ii) the information is provided only for each "principal executive" officer and each director.

NAME AND CURRENT POSITION                OTHER BUSINESS AND CONNECTIONS
WITH BOSTON SAFE ADVISORS, INC.          DURING THE PAST TWO YEARS
--------------------------------------------------------------------------------------------
J. Bret Young                            President of the separate accounts division of
President and Chairman                   Dreyfus Service Corporation since 11/02, and Senior
                                         Vice President thereof since 9/00.

William H. Maresca                       Controller of The Dreyfus Corporation since 9/98;
Chief Financial Officer and Director     Chief Financial Officer of The Dreyfus Trust
                                         Company (144 Glenn Curtiss Boulevard, Uniondale,
                                         New York 11556-0144) since 3/99, Treasurer thereof
                                         since 9/98 and Director thereof since 3/97; Chief
                                         Financial Officer of Dreyfus Service Corporation
                                         since 12/98 and Director thereof since 8/00;
                                         Treasurer of Dreyfus Consumer Credit Corp. since
                                         10/98; Treasurer of Dreyfus Investment Advisors,
                                         Inc. since 10/98; Vice President of
                                         Dreyfus-Lincoln, Inc. (4500 New Linden Hill Road
                                         Wilmington, Delaware 19808) since 10/98; Vice
                                         President of The Truepenny Corporation since
                                         10/98; Vice President of The Trotwood Corporation
                                         since 10/98; Vice President of Trotwood Hunters
                                         Corporation since 10/98; Vice President of
                                         Trotwood Hunters Site A Corp. since 10/98; Chief
                                         Financial Officer of Dreyfus Transfer, Inc. (One
                                         American Express Plaza, Providence, RI 02903)
                                         since 5/98; Treasurer of Dreyfus Service
                                         Organization, Inc. since 3/99; Assistant Treasurer
                                         of Dreyfus Insurance Agency of Massachusetts (53
                                         State Street, Boston, Massachusetts 02109) since
                                         5/98.

Kenneth J. Bradle                        Chief Operating Officer of MBSC, LLC since 4/02;
Chief Operating Officer                  Senior Vice President of Dreyfus Service
                                         Corporation since 2/98; President of Dreyfus
                                         Service Organization since 2/02; President of
                                         Mellon Insurance Agency since 5/02.

Wendy H. Strutt                          Key accounts manager of the separate accounts
Senior Vice President                    division of Dreyfus Service Corporation since 9/03
                                         and manager of operations thereof from 9/01 to
                                         9/03.

J. Charles Cardona                       Executive Vice President of Dreyfus Service
Director                                 Corporation since 2/97 and Director thereof since
                                         8/00.

Michael G. Millard                       President of The Dreyfus Corporation since 4/02,
Director                                 Vice Chairman thereof since 10/01 and Director
                                         thereof since 7/01; Chairman of the Board and
                                         Chief Executive Officer of Dreyfus Service
                                         Corporation since 4/02.

J. David Officer                         Vice Chairman of The Dreyfus Corporation since

NAME AND CURRENT POSITION                OTHER BUSINESS AND CONNECTIONS
WITH BOSTON SAFE ADVISORS, INC.          DURING THE PAST TWO YEARS
--------------------------------------------------------------------------------------------
Director                                 2/98 and Director thereof since 5/98; President of
                                         Dreyfus Service Corporation since 3/00, Executive
                                         Vice President thereof from 5/98 to 3/00 and
                                         Director thereof since 3/99; Director of Dreyfus
                                         Service Organization since 3/99; Director of
                                         Dreyfus Insurance Agency of Massachusetts (53
                                         State Street, Boston, Massachusetts 02109) since
                                         5/98; Director of Seven Six Seven Agency, Inc.
                                         since 10/98; Director of Mellon Residential
                                         Funding Corp. (One Mellon Bank Center, Pittsburgh,
                                         Pennsylvania 15258) since 4/97; Director of Mellon
                                         Trust of Florida, N.A. (2875 Northeast 191st
                                         Street North Miami Beach, Florida 33180) since
                                         8/97; Executive Vice President of Mellon Bank,
                                         N.A. (One Mellon Bank Center, Pittsburgh,
                                         Pennsylvania 15258) since 7/96; Vice Chairman of
                                         The Boston Company, Inc. (One Boston Place,
                                         Boston, Massachusetts, 02108) since 1/97 and
                                         Director thereof since 7/96; President and
                                         Director of RECO, Inc. (One Boston Place, Boston,
                                         Massachusetts, 02108) since 11/96; Director of
                                         Melon Trust of New England (One Boston Place,
                                         Boston, Massachusetts, 02108) since 7/96; Director
                                         of Mellon Trust of New York (1301 Avenue of the
                                         Americas New York, New York 10019) since 6/96;
                                         Director of Mellon Trust of California (400 South
                                         Hope Street Suite 400 Los Angeles, California
                                         90071) since 6/96; Director of Mellon United
                                         National Bank (1399 SW 1ST Ave., Suite 400 Miami,
                                         Florida) since 3/98; Director of Boston Group
                                         Holdings, Inc. (One Boston Place, Boston,
                                         Massachusetts, 02108) since 12/97.

Irene Papadoulis                         Executive Vice President of Dreyfus Service
Director                                 Corporation since 10/00 and Director thereof since
                                         10/01.

James Neiland                            National Sales Manager for The Dreyfus Corporation
Director                                 since 9/03, national key account manager thereof
                                         from 1/02 to 1/04 and Director thereof since 3/03.

D.   SUBADVISER--Pilgrim Baxter & Associates, Ltd.

     Pilgrim Baxter & Associates, Ltd. ("PBA") is the investment sub-adviser of the Value Fund. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each of PBA's officers and directors is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

David Bullock                            Present Positions: Chief Executive Officer,
1400 Liberty Ridge Drive                 President and Director of Pilgrim Baxter &
Wayne, PA 19087                          Associates, Ltd.; President of PBHG Funds, an
                                         investment company; President of PBHG Insurance
                                         Series Fund, Inc., an investment company; Trustee
                                         of PBHG Fund Distributors, a broker-dealer firm;
                                         Trustee of PBHG Fund Services, a transfer agent;
                                         and Trustee of PBHG Shareholder Services, a
                                         transfer agent
                                         Former Positions: President and Chief Executive
                                         Officer of Transamerica Capital, Inc., an
                                         investment

                                         adviser (9/98-7/03)

Brian Dillon                             Present Positions: Vice President and Chief
1400 Liberty Ridge Drive                 Compliance Officer of Pilgrim Baxter & Associates,
Wayne, PA 19087                          Ltd.; Vice President of PBHG Funds, an investment
                                         company; Vice President of PBHG Insurance Series
                                         Fund, an investment company; Chief Compliance
                                         Officer and Registered Principal of PBHG Fund
                                         Distributors, a broker-dealer firm; Chief
                                         Compliance Officer of PBHG Fund Services, a
                                         transfer agent; and Chief Compliance Officer of
                                         PBHG Shareholder Services, a transfer agent

Kevin Hunt                               Present Positions: Director of Pilgrim Baxter &
One International Place                  Associates Ltd.
44th Floor                               Other Affiliate Positions: Executive Vice President
Boston, MA 02110                         and Chief of Sales and Marketing of Old Mutual
                                         (US) Holdings, Inc., a holding company; and
                                         Director of Old Mutual Asset Managers (US) LLC, a
                                         holding company
                                         Former Positions: Managing Director and Director of
                                         Managed Portfolio Group of Morgan Stanley
                                         (12/01-04/02)

Scott Powers                             Present Position: Chairman and Director of Pilgrim
One International Place                  Baxter & Associates, Ltd.
44th Floor                               Other Affiliate Positions: Director of eSecLending,
Boston, MA 02110                         an affiliated company providing securities lending
                                         programs and related management support; Director
                                         of Barrow, Hanley, Mewhinney & Strauss, an
                                         investment adviser;  Director of Provident
                                         Investment Counsel, Inc., an investment adviser;
                                         Director of Dwight Asset Management Company, an
                                         investment adviser; Chief Executive Officer and
                                         Director of Old Mutual (US) Holdings, Inc., a
                                         holding company; Chief Executive Officer and
                                         Director of Old Mutual Asset Managers (US) LLC, a
                                         holding company; Director of Analytic Investors,
                                         Inc., an investment adviser; Director of Acadian
                                         Asset Management, Inc., an investment adviser;
                                         Director of Clay Finlay, Inc., an investment
                                         adviser; Director of UAM (Japan), Inc., an
                                         investment adviser; Director of United Investments
                                         Co., Ltd., an investment adviser; Director of
                                         Thompson, Siegel & Wamsley, Inc., an investment
                                         adviser;  Director of Integra Capital Financial
                                         Corporation, an unregistered investment fund
                                         manager; and Director of Integra Capital Management
                                         Corporation, an unregistered investment fund
                                         manager and is the parent company of two Canadian
                                         registrant firms.

Eric Schneider                           Present Position: Senior Vice President, Chief
1400 Liberty Ridge Drive                 Financial Officer of Pilgrim Baxter & Associates,
Wayne, PA 19087                          Ltd.; Trustee of PBHG Fund Distributors, a
                                         broker-dealer firm; Chief Financial Officer and
                                         Treasurer of PBHG Fund Services, a transfer agent;
                                         and Chief Financial Officer of PBHG Shareholder
                                         Services, a transfer agent

Michael Sutton                           Present Position: Senior Vice President and Chief
1400 Liberty Ridge Drive                 Investment Officer of Pilgrim Baxter & Associates,
Wayne, PA 19087                          Ltd.

Thomas Turpin                            Present Position: Director of Pilgrim Baxter &
One International Place                  Associates, Ltd.
44th Floor                               Other Affiliate Positions: Executive Vice President
Boston, MA 02110                         and Chief Operating Officer of Old Mutual (US)

                                         Holdings, Inc., a holding company; Director of Old
                                         Mutual Asset Managers LLC, a holding company;
                                         Director and President of United Asset Management
                                         Trademark, Inc., an inactive company; and Director
                                         and President of United Asset Management
                                         Corporation, an inactive company

Stephen Wellman                          Present Position: Senior Vice President and Chief
1400 Liberty Ridge Drive                 Administrative Officer of Pilgrim Baxter
Wayne, PA 19087                          & Associates, Ltd.

John Zerr                                Present Position: Chief Operating Officer, Senior
1400 Liberty Ridge Drive                 Vice President, General Counsel, and Secretary of
Wayne, PA 19087                          Pilgrim Baxter & Associates, Ltd.;  Vice President
                                         and Secretary of PBHG Funds, an investment
                                         company; Vice President and Secretary of PBHG
                                         Insurance Series Fund, an investment company;
                                         General Counsel and Secretary of PBHG Fund
                                         Distributors, a broker-dealer firm; General
                                         Counsel and Secretary of PBHG Fund Services, a
                                         transfer agent; and General Counsel and Secretary
                                         of PBHG Shareholder Services, a transfer agent

E.   SUBADVISER--Madison Investment Advisors, Inc.

  Madison Investment Advisors, Inc. is the investment sub-adviser of the Balanced and Strategic Growth Funds. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each of its officers and directors is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

                                      POSITION WITH
NAME                                  ADVISOR                  OTHER BUSINESS
------------------------------------------------------------------------------------------------------------
Madison Investment Advisors, Inc.     N/A                      Madison Investment Advisors, Inc. controls
                                                               its subsidiaries Madison Mosaic, LLC, 550
                                                               Science Drive, Madison, WI 53711, Concord
                                                               Asset Management, 150 S. Wacker Drive,
                                                               Chicago, IL  60606 and Madison Scottsdale,
                                                               LC, 8777 N. Gainey Center Drive, Scottsdale,
                                                               AZ 85258 (all federally registered
                                                               investment advisors) and Mosaic Funds
                                                               Distributor, LLC, 8777 N. Gainey Center
                                                               Drive, Scottsdale, AZ 85258 (a limited
                                                               purpose registered
                                                               broker-dealer).

Frank E. Burgess                      President and Director   Vice President of Madison Mosaic, LLC, and
                                                               Trustee of Mosaic
                                                               Equity, Income, Tax-Free and Government
                                                               Money Market Trusts (the "Mosaic Funds"),
                                                               all at 550 Science Drive, Madison, WI 53711;
                                                               member of Madison Scottsdale, LC, 8777 N.
                                                               Gainey Center Drive, Scottsdale, AZ  85258.

Katherine L. Frank                    Managing Director        President of Madison Mosaic, LLC, and Trustee
                                                               of the Mosaic Funds except Mosaic Equity
                                                               Trust, all at 550 Science Drive, Madison, WI
                                                               53711.

Jay R. Sekelsky                       Managing Director        Vice President of Madison Mosaic, LLC, 550
                                                               Science Drive, Madison, WI 53711.

Chris Berberet                        Managing Director        Vice President of Madison Mosaic, LLC,550
                                                               Science Drive, Madison, WI 53711.

W. Richard Mason                      Chief Compliance         Principal of Mosaic Funds Distributor, LLC,
                                      Officer                  8777 N. Gainey Center Drive, Scottsdale, AZ
                                                               85258; General Counsel of the Advisor and
                                                               Secretary of the Mosaic Funds, all at 550
                                                               Science Drive, Madison, WI 53711.

John F. McClure                       Managing Director        None

Michael J. Schlageter                 Managing Director        None

F.   SUBADVISER--TURNER INVESTMENT PARTNERS, INC.

 Turner Investment Partners, Inc. is the investment sub-adviser of the Emerging Growth Fund. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each of its officers and directors is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

NAME AND POSITION                                                         POSITION WITH OTHER
WITH COMPANY                          OTHER COMPANY                       COMPANY
---------------------------------------------------------------------------------------------------------
Stephen J. Kneeley                    Westlakes Institutional             President, Co-Chief Executive
President                             Portfolios, Inc.                    Officer
                                      Alpha Select Funds                  Trustee
                                      ACP Strategic Opportunities Fund    President
                                      II, LLC
                                      ACP Continuum Return Fund II, LLC   President, Co-Chief Executive
                                                                          Officer
                                      Turner Investment Management, LLC

Thomas R. Trala                       Turner Investment Distributors,     Treasurer & Chief Financial
CFO, Chief Operating Officer,         Inc.                                Officer
Secretary                             Ascendant Capital Partners          Treasurer & Chief Financial
                                                                          Officer
                                      ACP Strategic Opportunities Fund
                                      II, LLC                             Managing Member
                                      ACP Continuum Return Fund II, LLC   Chief Financial Officer
                                      Turner Investment Management LLC    Chief Financial Officer

Mark D. Turner                        None                                None
Vice Chairman, Senior
Portfolio Manager

Robert E. Turner, Jr.                 Westlakes Institutional             Trustee
Chairman, CIO; Co-Chief Executive     Portfolios, Inc.
Officer                               Episcopal Academy                   Trustee
                                      Merion, PA
                                      Bradley University                  Trustee
                                      Peoria, IL
                                      ACP Strategic Opportunities Fund    Trustee
                                      II, LLC
                                      ACP Continuum Return Fund II, LLC   Trustee
                                      Alpha Select Funds                  Trustee

Roger A. Early, CIO - Fixed Income    None                                None

Item 27. PRINCIPAL UNDERWRITERS

               (a) Registrant's principal underwriter also acts as the principal underwriter for Atlas Insurance Trust, 794 Davis Street, San Leandro, California 94577.

               (b) Directors and officers of Atlas Securities, Inc., principal underwriter of the Registrant:

                                      POSITIONS AND                       POSITIONS AND
NAME AND PRINCIPAL                    OFFICES WITH                        OFFICES WITH
PLACE OF BUSINESS                     UNDERWRITER                         REGISTRANT
-----------------------------------------------------------------------------------------------------------
Marion O. Sandler                     Chairman, President and Chief       Chairman, President and Chief
1901 Harrison Street                  Executive Officer                   Executive Officer
Oakland, CA  94612

James H. Hubbell                      Director                            N/A
1901 Harrison Street
Oakland, CA  94612

W. Lawrence Key                       Director                            N/A
1901 Harrison Street
Oakland, CA  94612

Matthew L. Sadler                     Senior Vice President               N/A
794 Davis Street
San Leandro, CA 94577

Richard A. Adams                      Senior Vice President- National     N/A
794 Davis Street                      Sales Manager
San Leandro, CA 94577

Joseph M. O'Donnell                   Vice President, Chief Legal and     Vice President, Chief Legal
794 Davis Street                      Compliance Officer, and Secretary   Counsel and Secretary
San Leandro, CA 94577

Mary Jane Fross                       Vice President and Controller       N/A
794 Davis Street
San Leandro, CA 94577

Lezlie A. Iannone                     Senior Vice President- Operations   N/A
794 Davis Street
San Leandro, CA 94577

               (c) None.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Fund Custodian, Investors Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, Atlas Securities, Inc. 794 Davis Street, San Leandro, CA 94577 and Atlas Advisers, Inc. 794 Davis Street, San Leandro, CA 94577.

Item 29.  MANAGEMENT SERVICES

     None.

Item 30.  UNDERTAKINGS

     The Registrant undertakes to furnish copies of its latest annual report and semi-annual report, upon request and without charge, to every person to whom a prospectus is delivered.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement in Rule 485(b) under the Securities Act of 1933 and it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Leandro, and the State of California, on April 29, 2004.

                             ATLAS FUNDS
                             (Registrant)

                          By: Marion O.Sandler*
                             ------------------
                             Marion O. Sandler
                             Chairman, Chief Executive
                             Officer and President

     Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Marion O. Sandler*           Chief Executive                 April 29, 2004
--------------------         Officer, President,
Marion O. Sandler            and Chairman


Gene A. Johnson*             Treasurer                       April 29, 2004
--------------------
Gene A. Johnson


Russell W. Kettell*          Director                        April 29, 2004
--------------------
Russell W. Kettell


Barbara A. Bond*             Director                        April 29, 2004
--------------------
Barbara A. Bond


Daniel L. Rubinfeld          Director                        April 29, 2004
--------------------
Daniel L. Rubinfeld

David J. Tecce*              Director                        April 29, 2004
--------------------
David J. Teece


*By /s/ Joseph M. O'Donnell
---------------------------
Joseph M. O'Donnell, Attorney-in-Fact Pursuant to Power of Attorney.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement in Rule 485(b) under the Securities Act of 1933 and it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, and the State of California, on April 29, 2004.

                             MASTER INVESTMENT PORTFOLIO
                             S&P 500 INDEX MASTER PORTFOLIO

                             By: /s/ Michael A Latham
                                 ---------------------

                                 Michael A. Latham
                                 Secretary and Treasurer
                                 (Principal Financial Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES                   TITLE                                       DATE
/s/ Michael A. Latham        Secretary and Treasurer                     April 29, 2004
---------------------        (Principal Financial Officer)
Michael A. Latham

Jack S. Euphrat*             Trustee                                     April 29, 2004
---------------------
Jack S. Euphrat

Lee Kranefuss*               Chairman, President, Trustee                April 29, 2004
---------------------        (Principal Executive Officer)
Lee Kranefuss

W. Rodney Hughes*            Trustee                                     April 29, 2004
---------------------
W. Rodney Hughes

Leo Soong*                   Trustee                                     April 29, 2004
---------------------
Leo Soong

Mary G.F. Bitterman*         Trustee                                     April 29, 2004
---------------------
Mary G. F. Bitterman

Richard K.Lyons*             Trustee                                     April 29, 2004
---------------------
Richard K. Lyons


*By: /s/ Michael A. Latham
     ---------------------
     Michael A. Latham
     Attorney-in-Fact

* Michael A. Latham signs this document pursuant to powers of attorney as filed herewith as Exhibit (q)(6).

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         ITEM
(d)(7)         Form of Waiver/Reinbursement Agreement between Atlas Advisors,
               Inc. and Registrant.

(h)(3)         Defense and Indemnification Agreement between Golden West
               Financial Corporation and Barbara A. Bond dated May 21, 1999

(h)(4)         Defense and Indemnification Agreement between Golden West
               Financial Corporation and Daniel L. Rubinfeld dated May 21, 1999

(h)(5)         Defense and Indemnification Agreement between Golden West
               Financial Corporation and David J. Tecce dated May 21, 1999

(i)(1)         Consent of Paul, Hastings, Janofsky & Walker LLP

(j)(1)         Consent of Deloitte & Touche LLP

(j)(2)         Consent of PricewaterhouseCoopers LLP

(p)(1)         Code of Ethics for Registrant, Atlas Advisers, Inc., Atlas
               Securities, Inc., and Atlas Insurance Trust dated August 18,
               2000, as Amended March 1, 2001and February 27, 2004

(p)(3)         Code of Ethics for Boston Safe Advisors, Inc. consisting of the
               Mellon Securities Trading Policy-General Edition (September 2003)
               and Code of Conduct (May 2003)

(p)(7)         Code of Ethics for Madison Investment Advisors, Inc., dated
               November 2003

(p)(8)         Code of Ethics for Turner Investment Partners, Inc.

(q)(1)         Power of Attorney for Atlas Funds dated June 23, 2003

(q)(6)         Power of Attorney for Barclays Global Investors Funds and Master
               Investment Portfolios dated April 18, 2003

(q)(7)         Power of Attorney for Marion O. Sandler dated June 23, 2003